
CASE EQUIPMENT LOAN TRUST 1994-C
$287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997        NPV Data Input Section
$145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001            Scheduled Cash Flows as of the End of the Fiscal Month
$18,008,346 8.45% Asset Backed Certificates due June 15, 2001                Line 0 is Scheduled Amount Delinquent
                                                           IRR Calc
                                                                              7.59%  Cut-off Date                       15-Dec-98
File: service\                                           0         (450,200,346.00)                    0.00                  0.00
                                             12/17/98    1            7,864,172.44             7,864,172.44                  0.00
                                             08:04 AM    2            7,788,218.51             7,788,218.51                  0.00
                                                         3            6,098,290.26             6,098,290.26                  0.00
                                                         4            6,680,204.90             6,680,204.90                  0.00
                                                         5            6,453,480.54             6,453,480.54                  0.00
                                                         6            5,890,780.29             5,890,780.29                  0.00
                                                         7            8,879,283.62             8,879,283.62                  0.00
                                                         8           12,300,209.95            12,300,209.95                  0.00
                                                         9           12,101,814.11            12,101,814.11                  0.00
                                                        10           21,896,428.66            21,896,428.66                  0.00
                                                        11           17,333,296.90            17,333,296.90                  0.00
                                                        12           16,303,183.47            16,303,183.47                  0.00
                                                        13           10,751,321.82            10,751,321.82                  0.00
                                                        14            8,602,513.63             8,602,513.63                  0.00
                                                        15            5,952,117.92             5,952,117.92                  0.00
                                                        16            7,151,619.51             7,151,619.51                  0.00
                                                        17            6,356,878.05             6,356,878.05                  0.00
                                                        18            5,746,535.83             5,746,535.83                  0.00
                                                        19            8,624,670.79             8,624,670.79                  0.00
                                                        20           11,983,748.73            11,983,748.73                  0.00
                                                        21           11,694,225.54            11,694,225.54                  0.00
                                                        22           21,323,538.16            21,323,538.16                  0.00
                                                        23           16,809,132.62            16,809,132.62                  0.00
                                                        24           15,804,358.75            15,804,358.75                  0.00
                                                        25           10,153,425.06            10,153,425.06                  0.00
                                                        26            8,042,899.34             8,042,899.34                  0.00
                                                        27            5,480,852.44             5,480,852.44                  0.00
                                                        28            6,634,342.91             6,634,342.91                  0.00
                                                        29            5,829,123.44             5,829,123.44                  0.00
                                                        30            5,137,586.61             5,137,586.61                  0.00
                                                        31            7,966,103.25             7,966,103.25                  0.00
                                                        32           11,050,175.62            11,050,175.62                  0.00
                                                        33           10,898,584.83            10,898,584.83                  0.00
                                                        34           19,898,063.41            19,898,063.41                  0.00
                                                        35           15,669,692.18            15,669,692.18                  0.00
                                                        36           14,289,890.41            14,289,890.41                  0.00
                                                        37            8,792,567.08             8,792,567.08                  0.00
                                                        38            6,759,549.67             6,759,549.67                  0.00
                                                        39            4,415,403.75             4,415,403.75                  0.00
                                                        40            5,385,377.69             5,385,377.69                  0.00
                                                        41            4,547,363.09             4,547,363.09                  0.00
                                                        42            3,838,693.71             3,838,693.71                  0.00
                                                        43            6,142,384.57             6,142,384.57                  0.00
                                                        44            8,816,242.37             8,816,242.37                  0.00
                                                        45            8,616,041.29             8,616,041.29                  0.00
                                                        46           15,937,404.00            15,937,404.00                  0.00
                                                        47           11,942,510.96            11,942,510.96                  0.00
                                                        48           10,654,077.41            10,654,077.41                  0.00
                                                        49            5,424,959.80             5,424,959.80                  0.00
                                                        50            3,782,959.87             3,782,959.87                  0.00
                                                        51            1,813,489.21             1,813,489.21                  0.00
                                                        52            2,663,339.69             2,663,339.69                  0.00
                                                        53            1,709,618.69             1,709,618.69                  0.00
                                                        54            1,237,241.96             1,237,241.96                  0.00
                                                        55            2,562,766.13             2,562,766.13                  0.00
                                                        56            4,791,820.16             4,791,820.16                  0.00
                                                        57            4,459,480.23             4,459,480.23                  0.00
                                                        58            9,476,468.84             9,476,468.84                  0.00
                                                        59            7,263,880.99             7,263,880.99                  0.00
                                                        60            6,892,837.29             6,892,837.29                  0.00
                                                        61            1,695,598.23             1,695,598.23                  0.00
                                                        62              454,545.19               454,545.19                  0.00
                                                        63               63,388.11                63,388.11                  0.00
                                                        64              277,644.40               277,644.40                  0.00
                                                        65               18,342.94                18,342.94                  0.00
                                                        66               55,752.60                55,752.60                  0.00
                                                        67               19,642.48                19,642.48                  0.00
                                                        68              145,105.22               145,105.22                  0.00
                                                        69               57,633.99                57,633.99                  0.00
                                                        70              178,018.77               178,018.77                  0.00
                                                        71              232,438.28               232,438.28                  0.00
                                                        72              280,576.17               280,576.17                  0.00

        Total Time Balance of
         Scheduled Cash Flows                                       532,845,929.33           532,845,929.33                  0.00



CASE EQUIPMENT LOAN TRUST 1994-C
$287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997
$145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001                    File: service\
$18,008,346 8.45% Asset Backed Certificates due June 15, 2001
Prepared by Andrea Robers Phone 414-636-7024

Payment Date                                                                                                            15-Dec-98
Month Begin                                                                                                             01-Nov-98
Month End                                                                                         15-Dec-94             30-Nov-98

PART I -- MONTHLY DATA INPUT

Date Input Section
Description                                                Source

Total Receipts During the Period:
    Cash collections (Incl. deferred int.)                                                                                  $0.00

          Total Receipts                                                                                                    $0.00

Warranty Repurchases:
    Contracts deferred beyond A-2 maturity date                                                                             $0.00
    Government obligors                                                                                                     $0.00
          Total Warranty Repurchases                                                                                        $0.00

TOTAL COLLECTIONS FOR THE PERIOD                                                                                            $0.00


Miscellaneous Data
    Aggregate Scheduled Amounts 30 - 59 days past due                                                                       $0.00
    Aggregate Scheduled Amounts 60 days or more past due                                                                    $0.00
    Net Losses on Liquidated Receivables                                                                                    $0.00
    Number of Loans at Beginning of Period                                                           16,602                     0
    Number of Loans at End of Period                                                                                            0
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                $0.00                 $0.00
    Reinvestment Income                                                                                                     $0.00



PART II -- SERVICING CALCULATIONS                                                                                       15-DEC-98
1.  Sources and Uses of Collection Account Balance
Contract Value (WAPR = 7.589%) (Beg. of Month)                                                                              $0.00
Contract Value (WAPR = 7.589%) (End of Month)                                7.589%         $450,200,346.00                 $0.00
Contract Value Decline                                                                                                      $0.00

Total Collections and Investment Income for the period (Total Dist Amt)                                                     $0.00

A-1 Notes' Earned Interest for the period (Clause (i) of NQIDA)                                        7.60%                $0.00
A-2 Notes' Earned Interest for the period (Clause (ii) of NQIDA)                                       8.10%                $0.00
Certificates' Earned Interest for the period (Clause (i) of CQIDA)                                     8.45%                $0.00

Servicing Fee for the period (Section 4.07)                                                            1.00%                $0.00
Administration Fee for the period (Administration Agmt Section 3)                    $500/qtr                             $166.67
Principal Distribution Amount for the period                                                                                $0.00
2.  Calculation of Distributable Amounts
Class A-1 Note Beginning Principal Balance                                                                                  $0.00
Class A-1 Noteholders' Principal Carryover Shortfall (beginning of period)                                                  $0.00
A-1 Noteholders' share of the Principal Distribution Amount                                                                100.00%
Class A-1 Noteholders' Monthly Principal Distributable Amount                                                               $0.00

Class A-2 Note Beginning Principal Balance                                                                                  $0.00
A-2 Noteholders' Percentage                                                                                                 96.00%
Class A-2 Noteholders' Principal Carryover Shortfall (beginning of period)                                                  $0.00
A-2 Noteholders' share of Principal Distribution Amount                                                                     96.00%
Class A-2 Noteholders' Monthly Principal Distributable Amount                                                               $0.00

Certificate Beginning Principal Balance                                                                                     $0.00
Certificateholders' Principal Carryover Shortfall (beginning of period)                                            $12,876,042.33
Certificateholders' Monthly Principal Distributable Amount                                                                  $0.00

Total Interest Distributable Amount (Notes + Certs)                                                                         $0.00

Total Beginning Principal Balance of Notes and Certificates                                                                 $0.00

3.  Allocation of Total Distribution Amount (excluding YSA)
Interest Distribution Amount  (IDA)                                                                                         $0.00
Principal Distribution Amount  (PDA)                                                                                        $0.00
Total Distribution Amount  (TDA)                                                                                            $0.00

Beginning Yield Supplement Account Balance                                                                          $4,216,316.36

YSA supplement (0.041666% * beg. pd. Pool Balance)                                                                          $0.00
YSA Interest Distributable Shortfall                                                                                        $0.00
Total Collection Period Yield Supplement Amount                                                                             $0.00
Released to Seller upon recalculation                                                                                       $0.00

Ending Yield Supplement Account Balance                                                                             $4,216,316.36

Adjusted Total Distribution Amount                                                                                          $0.00

Administration Fee Shortfall (Beginning of Period Shortfall)                                                                $0.00
Administration Fees Accrued during this Period                                                                            $166.67
Administration Fees Paid this Period from TDA                                                                             $166.67
Administration Fee Shortfall (End of Period Shortfall)                                                $0.00                 $0.00

Total Distribution Amount Remaining                                                                                         $0.00

A-1 Noteholders' Interest Carryover Shortfall (Beginning)                          1st Pd                30                 $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                                7.600%                $0.00

A-1 Noteholders' Monthly Interest Distributable Amount                                                7.600%                $0.00
A-1 Noteholders' Interest Paid this Period from TDA                                                                         $0.00
 Prelim. A-1 Noteholders' Interest Carryover Shortfall (End)                                          $0.00                 $0.00

A-2 Noteholders' Interest Carryover Shortfall (Beginning)                                                                   $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                                                      $0.00
First period accrual difference                                                                                            210.98
A-2 Noteholders' Monthly Interest Distributable Amount                                                 8.10%                $0.00
A-2 Noteholders' Interest Paid this Period from TDA                                                                         $0.00
Prelim. A-2 Noteholders' Interest Carryover Shortfall (End)                                           $0.00                 $0.00

Noteholders' Interest Carryover Shortfall (Beginning)                                                                       $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                                                      $0.00
Noteholders' Monthly Interest Distributable Amount                                                                          $0.00
Noteholders' Interest Paid this Period from TDA                                                                             $0.00
Prelim. Noteholders' Interest Carryover Shortfall (End)                                                                     $0.00
Total Distribution Amount Remaining                                                                                         $0.00

Class A-1 Noteholders' Principal Carryover Shortfall (Beginning)                                                            $0.00
A-1 Noteholders' Principal Distributable Amount this Period                                                                 $0.00
A-1 Noteholders' Principal Paid this Period from TDA                                                                        $0.00
Prelim. Class A-1 Noteholders' Principal Carryover Shortfall (End)                                    $0.00                 $0.00

Total Distribution Amount Remaining                                                                                         $0.00

Class A-2 Noteholders' Principal Carryover Shortfall (Beginning)                                                            $0.00
A-2 Noteholders' Principal Distributable Amount this Period                                                                 $0.00
A-2 Noteholders' Principal Paid this Period from TDA                                                                        $0.00
Prelim. Class A-2 Noteholders' Principal Carryover Shortfall (End)                                    $0.00                 $0.00


Total Distribution Amount Remaining                                                                                         $0.00

Certificateholders' Interest Carryover Shortfall (Beginning)                                                                $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                                                      $0.00
first month accrual difference                                                                                             $14.04
Certificateholders' Earned Interest                                                                    8.45%                $0.00
Certificateholders' Interest Paid this Period from TDA                                                                      $0.00
Prelim. Certificateholders' Interest Carryover Shortfall (End)                                        $0.00                 $0.00

Total Distribution Amount Remaining                                                                                         $0.00

Certificateholders' Principal Carryover Shortfall (Beginning) Less 5.06(f) Shortfall                               $12,876,042.33
Certificateholders' Monthly Principal Distributable Amount                                                                  $0.00
Certificateholders' Principal Paid this Period from TDA (excl. 5.06(f))                                                     $0.00
Prelim. Certificateholders' Principal Carryover Shortfall (End) (Less 5.06(f) Shortfall               $0.00        $12,876,042.33

Total Distribution Amount Remaining                                                                                         $0.00

Cumulative Aggregate 5.06(f) Certificateholders' Principal Shortfall (Beginning)                                   $28,633,054.33
5.06(f) Shortfall Paid this Period from TDA                                                                                 $0.00
Prelim. Cumulative Aggregate 5.06(f) Certificateholders' Principal Shortfall (End)                    $0.00        $28,633,054.33

Servicing Fee Shortfall (Beginning of Period)                                                                               $0.00
Servicing Fees Accrued during this Period                                                              1.00%                $0.00
Servicing Fees Paid this Period from TDA                                                                                    $0.00
Servicing Fee Shortfall (End of Period)                                                               $0.00                 $0.00

Total Distribution Amount Remaining to Deposit to Reserve Acct                                                              $0.00
4.  Distributions from Spread Account
Spread Account Balance at beginning of period                                                $22,510,017.00                 $0.00
Deposit to Spread Account from Excess Collections over Distributions                          $2,251,002.00                 $0.00

Distribute from Spread Account to Noteholders' Distr. Account                                                               $0.00
Adjustment to A-1 Interest Carryover Shortfall                                                                              $0.00
Adjustment to A-2 Interest Carryover Shortfall                                                                              $0.00
Adjustment to A-1 Principal Carryover Shortfall                                                                             $0.00
Adjustment to A-2 Principal Carryover Shortfall                                                                             $0.00

Prelim. Spread Account Balance Remaining                                                                                    $0.00

Distribute from Spread Account to Certificateholders' Distr. Account                                                        $0.00
Adjustment to Certificateholders' Interest Carryover Shortfall                                                              $0.00
Adjustment to Certificateholders' Principal Carryover Shortfall                                                             $0.00

Prelim. Spread Account Balance Remaining                                                                                    $0.00

Cumulative Realized Losses since 31-January-94 (Cut-off Date)                                                         $896,516.01
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                                        NO
4*(Realized Losses during Collection Period + Repos at end of Collection Period)                                            $0.00
Is 4*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?                                NO
60 day Delinquent Scheduled Amounts                                                                                         $0.00
Are GREATER THAN 60 day Delinquencies GREATER THAN 2.25% of Ending Pool Balance?     NO                     NO
Are any of the three conditions "YES"?                                                                      NO

Preliminary Class A-1 Note Principal Balance (End of Period)                                                                $0.00
Preliminary Class A-2 Note Principal Balance (End of Period)                                                                $0.00
Preliminary Certificate Principal Balance (End of Period)                                                                   $0.00
Preliminary Total Principal Balance of Notes and Certificates                                                               $0.00

Specified Spread Acct Balance (Before Distribution of 5.06 (b) (ii))                                                        $0.00
Greater of:
(a)  5.00% of Pool Balance at end of Collection Pd; and                                                5.00%                $0.00

(b)  Floor (Until Outstanding Note and Certificate Balance = Spread Account)                                       $15,757,012.00

Prelim. Spread Account Balance Remaining                                                                                    $0.00
Addtional reserve added to spread account
Prelim. Excess Spread Account Balance                                                                                       $0.00

Release from Spread Account to Seller as "Excess Servicing Fee"                      Turbo Date                             $0.00
Release of additional reserve added to Spread Account to Seller
Total realeases from Spread Account to Seller                                                                                0.00
Release from Spread Account to A-1 Noteholders as Principal                                       15-Jul-95                 $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                                 $0.00
Ending Spread Account Balance (after distributions)                                                                         $0.00
Net Change in Reserve Account Balance                                                                                       $0.00

Decrease in Certificate Balance (Section 5.06 (f))                                                                          $0.00
Increase in Certificate Balance (Section 5.06 (f))                                                                          $0.00
Cumulative Aggregate Reduction in Certificate Balance pursuant to 5.06 (f)                                                  $0.00

5.  Ending Balances
Class A-1 Interest Carryover Shortfall  (Ending Balance)                                                                    $0.00
Class A-2 Interest Carryover Shortfall  (Ending Balance)                                                                    $0.00
Noteholders' Interest Carryover Shortfall  (Ending Balance)                                                                 $0.00
Class A-1 Principal Carryover Shortfall  (Ending Balance)                                                                   $0.00
Class A-2 Principal Carryover Shortfall  (Ending Balance)                                                                   $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                          $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                $12,876,042.33

Class A-1 Note Principal Balance (End of Period)                                                                            $0.00



Class A-2 Note Principal Balance (End of Period)                                                                            $0.00
Certificate Principal Balance (End of Period)                                                                               $0.00
Total Principal Balance of Notes and Certificates                                                                           $0.00

Class A-1 Note Pool Factor (End of Period)                                                  $287,000,000.00             0.0000000
Class A-2 Note Pool Factor (End of Period)                                                  $145,192,000.00             0.0000000
Certificate Pool Factor (End of Period)                                                      $18,008,346.00             0.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                                  0.0000000

Specified Spread Account Balance (after all distributions and adjustments)                                                  $0.00


CASE EQUIPMENT LOAN TRUST 1994-C
STATEMENT TO NOTEHOLDERS

$287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997
$145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001

Payment Date:                                                                                                           15-Dec-98

(1)  Amount of principal being paid on Notes:

   (a)  Class A-1 Notes:                                                                                                       $0.00
   per $1,000 original principal amount:                                                                                  0.00000000

   (b)  Class A-2 Notes:                                                                                                       $0.00
   per $1,000 original principal amount:                                                                                  0.00000000

   (c)  Total:                                                                                                                 $0.00

(2)   Amount of interest being paid on Notes:

   (a)  Class A-1 Notes:                                                                                                       $0.00
   per $1,000 original principal amount:                                                                                  0.00000000

   (b)  Class A-2 Notes:                                                                                                       $0.00
   per $1,000 original principal amount:                                                                                  0.00000000

   (c)  Total:                                                                                                                 $0.00

(3)  Pool Balance at end of related Collection Period:                                                                         $0.00

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of
         Class A-1 Notes:                                                                                                      $0.00
        (ii)  Class A-1 Note Pool Factor:                                                                                  0.0000000

   (b) (i)  outstanding principal amount of                                                                                    $0.00
         Class A-2 Notes:                                                                                                  0.0000000
        (ii)  Class A-2 Note Pool Factor:

   (c) (i)  Certificate Balance                                                                                                $0.00
        (ii)  Certificate Pool Factor:                                                                                     0.0000000

(5)  Amount of Servicing Fee:                                                                                                  $0.00
   per $1,000 Original Pool Balance:                                                                                      0.00000000

(6)  Amount of Administration Fee:                                                                                           $166.67
   per $1,000 Original Pool Balance:                                                                                      0.00037021

(7)  Aggregate Purchase Amounts for Collection Period:                                                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                                   $0.00

(9)  Amount in Spread Account:                                                                                                 $0.00



   CASE EQUIPMENT LOAN TRUST 1994-C

   STATEMENT TO CERTIFICATEHOLDERS

$18,008,346 8.45% Asset Backed Certificates due June 15, 2001

Payment Date:                                                                                                              15-Dec-98

(1)  Amount of principal being paid or distributed:

   (a)  Class A-1 Notes:                                                                                                       $0.00

   (b)  Class A-2 Notes:                                                                                                       $0.00

   (c)  Certificates:                                                                                                          $0.00
          per $1,000 original principal amount:                                                                           0.00000000

   (d)  Total:                                                                                                                 $0.00

(2)   Amount of interest being paid or distributed:

   (a)  Class A-1 Notes:                                                                                                       $0.00

   (b)  Class A-2 Notes:                                                                                                       $0.00

   (c)  Certificates:                                                                                                          $0.00
          per $1,000 original principal amount:                                                                           0.00000000

   (d)  Total:                                                                                                                 $0.00

(3)  Pool Balance at end of related Collection Period:                                                                         $0.00

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of
         Class A-1 Notes:                                                                                                      $0.00
        (ii)  Class A-1 Note Pool Factor:                                                                                  0.0000000

   (b) (i)  outstanding principal amount of
         Class A-2 Notes:                                                                                                      $0.00
        (ii)  Class A-2 Note Pool Factor:                                                                                  0.0000000

   (c) (i)  Certificate Balance                                                                                                $0.00
        (ii)  Certificate Pool Factor:                                                                                     0.0000000

(5)  Amount of Servicing Fee:                                                                                                  $0.00
   per $1,000 Original Pool Balance:                                                                                      0.00000000

(6)  Amount of Administration Fee:                                                                                           $166.67
   per $1,000 Original Pool Balance:                                                                                      0.00037021

(7)  Aggregate Purchase Amounts for related Collection Period:                                                                 $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                                   $0.00

(9)  Amount in Spread Account:                                                                                                 $0.00



   CASE EQUIPMENT LOAN TRUST 1994-C

   PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

   Payment Date:                                                                                                           15-Dec-98

(1)  Payment of Administration Fee to Administrator:                                                                         $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                                      $0.00

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                                      $0.00

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                               $0.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                               $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                                     $0.00

(7)  Deposit to Spread Account:                                                                                                $0.00

Check for Error                                                                                                ERROR
Sum of Above Distributions                                                                                                   $166.67
Total Distribution Amount                                                                                                      $0.00



   CASE EQUIPMENT LOAN TRUST 1994-C

   SERVICER'S CERTIFICATE

   $287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997
   $145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001
   $18,008,346 8.45% Asset Backed Certificates due June 15, 2001

Payment Date:                                                                                                        15-Dec-98
(1)  Total Distribution Amount:                                                                                          $0.00

(2)  Administration Fee:                                                                                               $166.67

(3)  Class A-1 Noteholders' Interest Distributable Amount:                                                               $0.00

(4)  Class A-1 Noteholders' Interest Carryover Shortfall:                                                                $0.00

(5)  Class A-2 Noteholders' Interest Distributable Amount:                                                               $0.00

(6)  Class A-2 Noteholders' Interest Carryover Shortfall:                                                                $0.00

(7)  Class A-1 Noteholders' Interest Distributable Amount:                                                               $0.00

(8)  Class A-2 Noteholders'  Interest Distributable Amount:                                                              $0.00

(9)  Noteholders' Interest Distributable Amount:                                                                         $0.00

(10)  Class A-1 Noteholders'  Principal Distributable Amount:                                                            $0.00

(11)  Class A-1 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(12)  Class A-1 Noteholders' Principal Distributable Amount:                                                             $0.00

(13)  Class A-2 Noteholders' Percentage:                                                                                    96%

(14)  Class A-2 Noteholders'  Principal Distributable Amount:                                                            $0.00
   Accelerated Principal Distribution Amount -- included in (14)

(15)  Class A-2 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(16)  Class A-2 Noteholders' Principal Distributable Amount:                                                             $0.00

(17)  Noteholders' Principal Distributable Amount:                                                                       $0.00

(18)  Noteholders' Distributable Amount:                                                                                 $0.00

(19)  Certificateholders'  Interest Distributable Amount:                                                                $0.00

(20)  Certificateholders' Interest Carryover Shortfall:                                                                  $0.00

(21)  Certificateholders' Interest Distributable Amount:                                                                 $0.00

(22)  Certificateholders' Percentage:                                                                                        4%

(23)  Certificateholders'  Principal Distributable Amount:                                                      $12,876,042.33

(24)  Certificateholders' Principal Carryover Shortfall:                                                        $12,876,042.33

(25)  Certificateholders' Principal Distributable Amount:                                                       $12,876,042.33

(26)  Certificateholders' Distributable Amount:                                                                 $12,876,042.33

(27)  Servicing Fee:                                                                                                     $0.00

(28)  Deposit to Spread Account (before any distributions of excess):                                                    $0.00

(29)  Specified Spread Account Balance (after all distributions and adjustments) :                              $15,757,012.00
   The greater of:
   (a) 5.00% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs plus                                                                      $0.00

   (b) Floor (Until Notes + Certificates = Spread Account)                                                      $15,757,012.00

(30)  Spread Account Trigger Tests:
   (a) (i)  Aggregate Realized Losses from the Cutoff Date through
              the end of the related Collection Period:                                                            $896,516.01

         (ii)  2.25% of the Original Pool Balance:                                                              $10,129,507.78

   (b)  (i)  4 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
              has been repossessed but in which the receivable has not been liquidated:                                  $0.00

         (ii)  1.65% of the Pool Balance at the beginning of the related Collection Period:                         671,116.32

   (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
               as of the end of the related Collection Period:                                                           $0.00

          (ii)  2.25% of the Pool Balance at the beginning of the Collection Period



                 in which the Payment Date occurs:                                                                             $0.00

(31)  Spread Account Balance over the Specified Spread Account Balance:                                                        $0.00

(32)  Excess Amount in Spread Account Distributed To:
   (a) Seller:                                                                                                                 $0.00
   (a1) Release of additional reserve added to Spread Account to Seller
   (a2) Total release from Spread Account to Seller                                                                             0.00
   (b) A-1 Noteholders:                                                                                                        $0.00
   (c) A-2 Noteholders:                                                                                                        $0.00
   (32a) Excess Amount in Yield Supplement Account Released to Seller:                                                          0.00

(33)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account (other than as set forth in (32)(b) above):                                              $0.00

(34)  Amount to be withdrawn from the Spread Account and deposited
   into the Certificate Distribution Account:                                                                                  $0.00

(35)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                             $0.00

(36)  After giving effect to all distributions on such Payment Date:
   Outstanding Principal Balance of Class A-1 Notes:                                                                           $0.00
           Class A-1 Note Pool Factor:                                                                                     0.0000000

           Outstanding Principal Balance of Class A-2 Notes:                                                                   $0.00
           Class A-2 Note Pool Factor:                                                                                     0.0000000

           Outstanding Principal Balance of the Certificates:                                                                  $0.00
           Certificate Pool Factor:                                                                                        0.0000000

(37)  Aggregate Purchase Amounts for related Collection Period:                                                                $0.00

(38)  Aggregate Amount of Realized Losses for the related Collection Period:                                                   $0.00
(38a) Yield Supplement Account balance after giving effect to all distributions:                                        4,216,316.36

(39)  Spread Account Balance after giving effect to all distributions:                                                         $0.00


                                               29-Dec-98


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1994-C

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1994-C is provided to Moody's for the following collection month.

          Pool Balance on                                                                                                  01-Nov-98
                                                                                                                               $0.00
          Pool Balance on                                                                                                  30-Nov-98
                                                                                                                               $0.00

          Realized Losses during collection month:                                                                             $0.00

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection month:                                                                         $0.00

          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection month:                                                                  $0.00

   Total Collections During the Month:                                                                                         $0.00

Sincerely,




Peter Hong
Case Credit Corporation



                                                                                                                                3.00
   Month End                                                                                            Dec-94                Nov-98

   Actual Contract Value                                                                        450,200,346.00                  0.00

   Scheduled Cash Flows                                                                                   0.00         19,495,665.01



   Scheduled Contract Value                                                                     811,697,766.94        #VALUE!

                                                              Current Month CPR                                       #VALUE!

                                                              Life time CPR                                           #VALUE!

CASE EQUIPMENT LOAN TRUST 1995-A                                   NPV Data Input Section
$576,000,000 7.30% Asset Backed Notes due March 15, 2002           Scheduled Cash Flows as of the End of the Fiscal Month
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002     Line 0 is Scheduled Amount Delinquent
Prepared by Lisa Sorenson Phone 414-636-6184

                                            IRR Calc                                         15-Dec-98
                                                    7.562%           Cut-off Date        pool 1          pool 2          pool 3
File: service\us95a                      0     (352,717,651.45)        756,797.64      902,261.90      350,098.55      411,073.42
                             12/17/98    1        4,418,039.53       3,661,241.89    9,127,883.81      749,059.57    1,028,138.56
                             08:44 AM    2        4,012,602.90       4,012,602.90    6,725,756.83      840,507.81      978,153.80
                                         3        3,907,325.73       3,907,325.73    3,606,431.35    4,504,687.96      636,211.40
                                         4        5,254,112.46       5,254,112.46    1,172,037.47    5,354,328.94    4,076,205.67
                                         5        6,443,901.17       6,443,901.17      510,241.67      251,809.56    4,813,973.50
                                         6        5,675,841.78       5,675,841.78      298,476.66      115,148.39       74,323.58
                                         7        9,401,221.89       9,401,221.89      601,013.51       81,346.15      114,580.72
                                         8        5,176,887.89       5,176,887.89      903,918.58       78,462.24      241,285.18
                                         9        7,504,062.59       7,504,062.59      595,719.83      210,994.19       67,768.64
                                        10       25,460,912.46      25,460,912.46      880,010.05      213,158.39      141,161.67
                                        11       17,161,198.48      17,161,198.48      562,208.90      136,879.70      194,431.37
                                        12        9,725,133.70       9,725,133.70    1,136,859.85      166,070.04      117,078.48
                                        13        5,313,727.52       5,313,727.52    6,918,032.13      377,376.83      512,293.60
                                        14        4,141,877.81       4,141,877.81    4,186,379.35      413,810.20      532,965.81
                                        15        3,728,364.97       3,728,364.97    1,770,746.33    2,750,043.82      197,465.92
                                        16        4,893,554.35       4,893,554.35      338,869.26    2,864,183.33    1,653,941.97
                                        17        6,214,011.07       6,214,011.07       62,443.27      130,773.76    2,225,440.35
                                        18        5,387,093.37       5,387,093.37       90,471.49        9,950.38       41,503.85
                                        19        8,842,052.74       8,842,052.74       10,516.11        4,098.18       36,734.53
                                        20        4,928,939.62       4,928,939.62       26,897.34            0.00       21,596.73
                                        21        7,229,379.49       7,229,379.49        1,715.60       11,796.59            0.00
                                        22       25,037,082.60      25,037,082.60       11,931.23       32,608.34        3,546.67
                                        23       16,779,221.10      16,779,221.10       17,752.28            0.00       59,678.12
                                        24        9,308,425.49       9,308,425.49        1,715.60            0.00            0.00
                                        25        4,795,285.30       4,795,285.30      145,363.41            0.00            0.00
                                        26        3,781,783.09       3,781,783.09       64,494.56       27,910.39       48,094.23
                                        27        3,273,512.75       3,273,512.75       35,254.58       50,115.97           69.03
                                        28        4,371,478.35       4,371,478.35       18,366.93       10,322.30      162,088.76
                                        29        5,537,022.24       5,537,022.24          692.13            0.00       12,811.40
                                        30        4,897,672.87       4,897,672.87            0.00            0.00            0.00
                                        31        8,011,042.60       8,011,042.60            0.00            0.00            0.00
                                        32        4,491,987.98       4,491,987.98            0.00            0.00            0.00
                                        33        6,683,794.29       6,683,794.29            0.00            0.00            0.00
                                        34       24,058,728.76      24,058,728.76            0.00            0.00            0.00
                                        35       15,848,613.80      15,848,613.80            0.00            0.00       39,254.82
                                        36        8,320,850.71       8,320,850.71            0.00            0.00            0.00
                                        37        3,990,580.08       3,990,580.08            0.00            0.00            0.00
                                        38        2,991,922.80       2,991,922.80            0.00            0.00            0.00
                                        39        2,433,481.82       2,433,481.82            0.00            0.00            0.00
                                        40        3,283,542.26       3,283,542.26            0.00            0.00            0.00
                                        41        4,374,194.28       4,374,194.28            0.00            0.00            0.00
                                        42        3,724,329.06       3,724,329.06            0.00            0.00            0.00
                                        43        6,417,821.23       6,417,821.23            0.00            0.00            0.00
                                        44        3,114,191.49       3,114,191.49            0.00            0.00            0.00
                                        45        4,864,826.68       4,864,826.68            0.00            0.00            0.00
                                        46       20,215,309.91      20,215,309.91            0.00            0.00            0.00
                                        47       12,909,728.71      12,909,728.71            0.00            0.00            0.00
                                        48        6,349,954.88       6,349,954.88            0.00            0.00            0.00
                                        49        2,282,299.00       2,282,299.00            0.00            0.00            0.00
                                        50        1,264,180.73       1,264,180.73            0.00            0.00            0.00
                                        51          684,213.18         684,213.18            0.00            0.00            0.00
                                        52        1,214,774.34       1,214,774.34            0.00            0.00            0.00
                                        53        1,940,632.37       1,940,632.37            0.00            0.00            0.00
                                        54        1,492,868.04       1,492,868.04            0.00            0.00            0.00
                                        55        3,355,837.69       3,355,837.69            0.00            0.00            0.00
                                        56        1,372,485.44       1,372,485.44            0.00            0.00            0.00
                                        57        2,427,126.28       2,427,126.28            0.00            0.00            0.00
                                        58       14,388,915.95      14,388,915.95            0.00            0.00            0.00
                                        59        8,159,079.37       8,159,079.37            0.00            0.00            0.00
                                        60        2,986,211.22       2,986,211.22            0.00            0.00            0.00
                                        61          715,159.00         715,159.00            0.00            0.00            0.00
                                        62          236,175.21         236,175.21            0.00            0.00            0.00
                                        63           27,528.60          27,528.60            0.00            0.00            0.00
                                        64           42,207.34          42,207.34            0.00            0.00            0.00
                                        65           47,609.45          47,609.45            0.00            0.00            0.00
                                        66            8,162.69           8,162.69            0.00            0.00            0.00
                                        67          121,075.68         121,075.68            0.00            0.00            0.00
                                        68           15,557.18          15,557.18            0.00            0.00            0.00
                                        69          101,621.40         101,621.40            0.00            0.00            0.00
                                        70          437,852.74         437,852.74            0.00            0.00            0.00
                                        71          196,938.60         196,938.60            0.00            0.00            0.00
                                        72           61,221.73          61,221.73            0.00            0.00            0.00
                                        73           17,674.81          17,674.81            0.00            0.00            0.00

Total Time Balance of
Scheduled Cash Flows                            418,284,034.69     418,284,034.69   40,724,462.01   19,735,541.58   18,441,871.78



CASE EQUIPMENT LOAN TRUST 1995-A
$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Prepared by Lisa Sorenson Phone 414-636-6184

Payment Date                                                                           15-Dec-98
Month Begin                                                                            01-Nov-98
Month End                                                              28-Feb-95       30-Nov-98
Days in accrual period (30/360)                                                               30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                   $5,074,698.35

Warranty Repurchases
  Contracts deferred beyond final maturity date                                            $0.00
  Government obligors                                                                      $0.00
    Total Warranty Repurchases                                                             $0.00

Total Collections For The Period                                                   $5,074,698.35

Miscellaneous Data
  Aggregate Scheduled Amounts 30 - 59 days past due                                  $228,033.31
  Aggregate Scheduled Amounts 60 days or more past due                               $572,209.22
  Net Losses on Liquidated Receivables                                               $103,271.17
  Number of Loans at Beginning of Period                                                   7,606
  Number of Loans at End of Period                                                         7,226
  Repossessed Equipment not Sold or Reassigned (Beginning)                                 $0.00
  Repossessed Equipment not Sold or Reassigned (End)                                       $0.00
  Reinvestment Income                                                                $101,450.93
  Pre-Funding Account Reinvestment Income                                                  $0.00



PART II -- SERVICING CALCULATIONS                                                      15-Dec-98

1.  Sources and Uses of Collection Account Balance               Cut-off Date       pool 1          pool 2          pool 3

Initial Pool Balance                                                             $600,998,991.37
Wtd. Avg. APR                                                              7.564%          7.564%          7.482%          7.806%
Contract Value (Beg. of Month)                                                    $42,252,716.44  $19,466,747.65  $18,317,126.13
Contract Value  (End of Month)                                   $352,717,651.45  $39,032,340.11  $18,827,798.31  $17,531,515.56
Contract Value Decline                                                             $3,220,376.32     $638,949.34     $785,610.57

Total Collections and Investment Income for the period                             $5,176,149.28

Yield Supplement Amount                                                               $33,927.68
Negative Carry Amount                                                                      $0.00

Total Distribution Amount (TDA)                                                    $5,210,076.96

Principal Distribution Amount  (PDA)                                               $4,644,936.24
Interest Distribution Amount  (IDA)                                                  $565,140.72

2.  Calculation of Distributable Amounts

Note Beginning Principal Balance                                                  $51,306,122.34
Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
Noteholders' Share of the Principal Distribution Amount                                    96.00%
Noteholders' Principal Distributable Amount                                        $4,459,138.79

Certificate Beginning Principal Balance                                            $8,083,416.77
Certificateholders' Principal Carryover Shortfall (Previous Period)                        $0.00
Certificateholders' Share of the Principal Distribution Amount                              4.00%
Certificateholders' Principal Distributable Amount                                   $185,797.45

Interest Accrued on Notes this period                                       7.30%    $312,112.24
Noteholders' Interest Carryover Shortfall (Previous Period)                                $0.00
Interest Due (in Arrears) on above Shortfall                                               $0.00
Noteholders' Interest Distributable Amount                                           $312,112.24

Interest Accrued on Certificates this period                                7.65%     $51,531.78
Certificateholders' Interest Carryover Shortfall (Previous Period)                         $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                     $0.00
Certificateholders' Interest Distributable Amount                                     $51,531.78

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                          $5,210,076.96

Administration Fee Shortfall (Previous Period)                                             $0.00
Administration Fee Accrued during this Period                 $500/qtr.                  $166.67
Administration Fee Paid this Period from TDA                                             $166.67
Administration Fee Shortfall                                                               $0.00

Total Distribution Amount Remaining                                                $5,209,910.29

Noteholders' Interest Distributable Amount                                           $312,112.24
Noteholders' Interest Paid this Period from TDA                                      $312,112.24
Prelim. Noteholders' Interest Carryover Shortfall                                          $0.00

Total Distribution Amount Remaining                                                $4,897,798.05

Noteholders' Principal Distributable Amount                                        $4,459,138.79
Noteholders' Principal Paid this Period from TDA                                   $4,459,138.79
Prelim. Noteholders' Principal Carryover Shortfall                                         $0.00



Total Distribution Amount Remaining                                                  $438,659.26

Certificateolders' Interest Distributable Amount                                      $51,531.78
Certificateholders' Interest Paid this Period from TDA                                $51,531.78
Prelim. Certificateholders' Interest Carryover Shortfall                                   $0.00

Total Distribution Amount Remaining                                                  $387,127.48

Certificateholders' Principal Distributable Amount                                   $185,797.45
Certificateholders' Principal Paid this Period from TDA                              $185,797.45
Prelim. Certificateholders' Principal Carryover Shortfall                                  $0.00

Total Distribution Amount Remaining                                                  $201,330.03

Servicing Fee Shortfall (Previous Period)                                                  $0.00
Servicing Fees Accrued during this Period                                   1.00%     $66,697.16
Servicing Fees Paid this Period from TDA                                              $66,697.16
Servicing Fee Shortfall                                                                    $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                        $134,632.87

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                     ($0.00)

New Collateral Purchased                                                                   $0.00
Deposit to Spread Account                                                                  $0.00
Deposit to YSA                                                                             $0.00
Payment to Seller                                                                          $0.00

Ending Pre-Funding Account Balance                                                        ($0.00)

5.  Reconciliation of Yield Supplement Account

Beginning Yield Supplement Account Balance                                         $5,715,885.89

Receivables Percentage                                                                   100.000%
Yield Supplement Amount                                                               $33,927.68
Cumulative Yield Supplement Amount                                                $15,059,477.79
Deposit to YSA for purchased collateral                                                    $0.00
Original YSA Balance                                                              $21,522,322.00
Maximum YSA Amount                                                                $15,806,006.42
Required YSA Balance                                                               $6,462,844.21
Interim Ending YSA Balance                                                         $5,681,958.21
YSA Released to Seller                                                                     $0.00

Ending Yield Supplement Account Balance                                            $5,681,958.21

6.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                  ($0.00)

Pre-Funded Percentage                                                                      0.000%
Negative Carry Amount                                                                      $0.00
Cumulative Negative Carry Amount                                                     $756,233.52
Maximum Negative Carry Amount                                                              $0.00
Required Negative Carry Account Balance                                                    $0.00
Interim Ending Negative Carry Account Balance                                             ($0.00)
Negative Carry Amount Released to Seller                                                   $0.00

Ending Negative Carry Account Balance                                                     ($0.00)



7.  Distributions from Spread Account

BeginningSpread Account Balance                                                   $15,024,974.78
Deposit to Spread Account from Pre-Funding Account                                         $0.00
Deposit to Spread Account from Excess Collections over Distributions                 $134,632.87

Distribution from Spread Account to Noteholders' Distr. Account                            $0.00
Adjustment to Noteholder Interest Carryover Shortfall                                      $0.00
Adjustment to Noteholder Principal Carryover Shortfall                                     $0.00

Prelim. Spread Account Balance Remaining                                          $15,159,607.65

Distribution from Spread Account to Certificateholders' Distr. Account                     $0.00
Adjustment to Certificateholders' Interest Carryover Shortfall                             $0.00
Adjustment to Certificateholders' Principal Carryover Shortfall                            $0.00

Prelim. Spread Account Balance Remaining                                          $15,159,607.65

Cumulative Realized Losses since 28-February-95 (Cut-off Date)                     $1,638,710.22
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?             NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)  $1,239,254.04
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?    NO
60 day or GREATER THAN Delinquent Scheduled Amounts                                  $572,209.22
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending
  Pool Balance?                                                                  NO
Are any of the three conditions "YES"?                                           NO

Preliminary Note Principal Balance (End of Period)                                $46,846,983.55
Preliminary Certificate Principal Balance (End of Period)                          $7,897,619.32
Preliminary Total Principal Balance of Notes and Certificates                     $54,744,602.87

Specified Spread Acct Balance (Before Distribution of 5.06 (b) (ii))              $15,024,974.78
Greater of:
(a)  4.00% of Pool Balance at end of Collection Pd; and                     4.00%  $3,015,666.16

(b)  2.5% of Initial Balance (Until Outstanding Note and Certificate
     Balance = Spread Account)                                              2.50% $15,024,974.78

Prelim. Spread Account Balance Remaining                                          $15,159,607.65
Prelim. Excess Spread Account Balance                                                $134,632.87

Release from Spread Account to Seller as "Excess Servicing Fee   Turbo Date                $0.00
Release from Spread Account to Noteholders as Principal                15-Oct-95     $134,632.87
Ending Spread Account Balance (after distributions)                               $15,024,974.78
Net Change in Spread Account Balance                                                       $0.00

8.  Ending Balances
Note Interest Carryover Shortfall  (Ending Balance)                                        $0.00
Note Principal Carryover Shortfall  (Ending Balance)                                       $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                         $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                        $0.00

Note Principal Balance (End of Period)                                            $46,712,350.68
Certificate Principal Balance (End of Period)                                      $7,897,619.32
Total Principal Balance of Notes and Certificates                                 $54,609,970.00

Note Pool Factor (End of Period)                                 $576,000,000.00       0.0810978
Certificate Pool Factor (End of Period)                           $24,000,000.00       0.3290675
Total Notes & Certificates Pool Factor (End of Period)                                 0.0910166

Specified Spread Account Balance (after all distributions and adjustments)        $15,024,974.78



CASE EQUIPMENT LOAN TRUST 1995-A
STATEMENT TO NOTEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Payment Date:                                                                           15-Dec-98

(1)  Amount of principal being paid on Notes:                                       $4,593,771.66
     per $1,000 original principal amount:                                             7.97529802

(2)  Amount of interest being paid on Notes:                                          $312,112.24
     per $1,000 original principal amount:                                             0.54186154

(3)  Pool Balance at end of related Collection Period:                             $75,391,653.98

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of notes:                                  $46,712,350.68
      (ii)  Note Pool Factor:                                                           0.0810978

  (b) (i)  Certificate Balance                                                      $7,897,619.32
      (ii)  Certificate Pool Factor:                                                    0.3290675

(5)  Amount of Servicing Fee:                                                          $66,697.16
            per $1,000 Original Pool Balance:                                          0.11097716

(6)  Amount of Administration Fee:                                                        $166.67
            per $1,000 Original Pool Balance:                                          0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                          $103,271.17

(9)  Amount in Spread Account:                                                     $15,024,974.78

(10)  Amount in Pre-Funding Account:                                                       ($0.00)

(11)  For the Final payment date with respect to the Funding Period, the                       NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                           $5,681,958.21

(13)  Amount in Negative Carry Account:                                                    ($0.00)



CASE EQUIPMENT LOAN TRUST 1995-A

STATEMENT TO CERTIFICATEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002



Payment Date:                                                                           15-Dec-98

(1)  Amount of principal being paid or distributed:

  (a)  Notes:                                                                       $4,593,771.66
        per $1,000 original principal amount:                                          7.97529802

  (b)  Certificates:                                                                  $185,797.45
        per $1,000 original principal amount:                                          7.74156039

  (c)  Total:                                                                       $4,779,569.11

(2)   Amount of interest being paid or distributed:

  (a)  Notes:                                                                         $312,112.24
        per $1,000 original principal amount:                                          0.54186154

  (b)  Certificates:                                                                   $51,531.78
        per $1,000 original principal amount:                                          2.14715758

  (c)  Total:                                                                         $363,644.03

(3)  Pool Balance at end of related Collection Period:                             $75,391,653.98

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of notes:                                  $46,712,350.68
      (ii)  Note Pool Factor:                                                           0.0810978

  (c) (i)  Certificate Balance                                                      $7,897,619.32
      (ii)  Certificate Pool Factor:                                                    0.3290675

(5)  Amount of Servicing Fee:                                                          $66,697.16
 per $1,000 Original Pool Balance:                                                     0.11097716

(6)  Amount of Administration Fee:                                                        $166.67
 per $1,000 Original Pool Balance:                                                     0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                          $103,271.17

(9)  Amount in Spread Account:                                                     $15,024,974.78

(10)  Amount in Pre-Funding Account:                                                       ($0.00)

(11)  For the Final payment date with respect to the Funding Period, the                       NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                           $5,681,958.21

(13)  Amount in Negative Carry Account:                                                    ($0.00)



CASE EQUIPMENT LOAN TRUST 1995-A

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

Payment Date:                                                                           15-Dec-98

(1)  Payment of Administration Fee to Administrator:                                      $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                             $312,112.24

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                           $4,593,771.66

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                       $51,531.78

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                      $185,797.45

(6)  Payment of Servicing Fee to Servicer:                                             $66,697.16

(7)  Deposit to Spread Account:                                                       $134,632.87

Check for Error                                                                   NO ERROR
Sum of Above Distributions                                                          $5,344,709.83
Total Distribution Amount plus Turbo                                                $5,344,709.83



CASE EQUIPMENT LOAN TRUST 1995-A

SERVICER'S CERTIFICATE

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002


Payment Date:                                                                           15-Dec-98
(1)  Total Distribution Amount:                                                     $5,210,076.96

(2)  Administration Fee:                                                                  $166.67

(3)  Noteholders' Interest Distributable Amount:                                      $312,112.24

(4)  Noteholders' Interest Carryover Shortfall:                                             $0.00

(5)  Noteholders' Percentage:                                                                  96%

(6)  Noteholders' Principal Distributable Amount:                                   $4,593,771.66

(7)  Noteholders' Principal Carryover Shortfall:                                            $0.00

(8)  Noteholders' Distributable Amount:                                             $4,905,883.90

(9)  Certificateholders' Interest Distributable Amount:                                $51,531.78

(10)  Certificateholders' Interest Carryover Shortfall:                                     $0.00

(11)  Certificateholders' Percentage:                                                           4%

(12)  Certificateholders' Principal Distributable Amount:                             $185,797.45

(13)  Certificateholders' Principal Carryover Shortfall:                                    $0.00

(14)  Certificateholders' Distributable Amount:                                       $237,329.23

(15)  Servicing Fee:                                                                   $66,697.16

(16)  Deposit to Spread Account (before any distributions of excess):                 $134,632.87

(17)  Specified Spread Account Balance (after all distributions and adjustments) : $15,024,974.78
 The greater of:
 (a) 4.00% of the Pool Balance at the beginning of the Collection Period
            in which the Payment Date occurs plus                                   $3,015,666.16

 (b)  2.5% of Initial Balance (Until Outstanding Note and Certificate              $15,024,974.78
        Balance = Spread Account)


STATEMENT TO CERTIFICATEHOLDERS

SERVICER'S CERTIFICATE (CONTINUED)

(18)  Spread Account Trigger Tests:
 (a) (i)  Aggregate Realized Losses from the Cutoff Date through
            the end of the related Collection Period:                               $1,638,710.22

    (ii)  2.25% of the Original Pool Balance:                                      $13,522,477.31
 (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment has
            been repossessed but in which the receivable has not been liquidated    $1,239,254.04

    (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:      $1,320,603.74

 (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
             as of the end of the related Collection Period:                          $572,209.22

    (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs:                                    $1,696,312.21

(19)  Spread Account Balance over the Specified Spread Account Balance:               $134,632.87

(20)  Excess Amount in Spread Account Distributed To:
 (a) Seller:                                                                                $0.00
 (b) Seller:  Release of Excess Amount in Yield Supplement Account                          $0.00
 (c) Noteholders:                                                                     $134,632.87

(21)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account (other than as set forth in (32)(b) above):             $0.00

(22)  Amount to be withdrawn from the Spread Account and deposited
 into the Certificate Distribution Account:                                                 $0.00

(23)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                 $75,391,653.98

(24)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of Notes:                                 $46,712,350.68
           Note Pool Factor:                                                            0.0810978

           Outstanding Principal Balance of the Certificates:                       $7,897,619.32
           Certificate Pool Factor:                                                     0.3290675

(25)  Aggregate Purchase Amounts for related Collection Period:                             $0.00

(26)  Aggregate Amount of Realized Losses for the related Collection Period:          $103,271.17

(27)  Spread Account Balance after giving effect to all distributions:             $15,024,974.78




                                                     29-Dec-98


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1995-A

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1995-A is provided to Moody's for the following collection month.

          Pool Balance on                                                               01-Nov-98
                                                                                   $80,036,590.22
          Pool Balance on                                                               30-Nov-98
                                                                                   $75,391,653.98

          Realized Losses during collection month:                                    $103,271.17

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection month:                                $572,209.22



          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection month:                               $0.00

Total Collections During the Month:                                                 $5,176,149.28

Sincerely,




Ralph Than
Case Credit Corporation


CASE EQUIPMENT LOAN TRUST 1995-B
$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15,
1996 $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000   NPV Data Input Section
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002        Scheduled Cash Flows as of the End of the Fiscal Month
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002            Line 0 is Scheduled Amount Delinquent

Prepared by Lisa Sorenson Phone 414-636-6184
                                                      IRR Calc                                15-Dec-98
                                                         8.319%              pool 1            pool 2            pool 3
                                            0       (375,056,914.00)      1,423,370.95        564,912.34      1,072,275.28
                                            1          7,065,483.08       4,986,215.88      1,115,726.03      1,272,065.77
                                            2          5,497,424.34       3,676,313.19        903,975.20        830,369.42
                                            3          6,911,943.75       1,820,745.91        546,268.34        785,010.81
                                            4         13,755,624.68       1,835,222.47        754,425.73        885,461.62
                                            5         10,320,462.30       3,799,789.17        622,963.05        671,525.91
                                            6          6,063,795.64       4,179,222.94        416,303.63        491,465.70
                                            7          6,187,590.06       4,267,970.21        416,019.48        487,356.12
                                            8         10,444,882.53       4,212,534.65        889,782.53        545,273.96
                                            9         11,257,480.67       3,301,681.83      1,837,529.54        705,907.76
                                           10         12,103,680.98         763,411.93      4,194,908.95      2,210,566.53
                                           11         13,868,539.05         548,817.60        295,986.20      3,816,108.13
                                           12         11,237,527.54         984,228.71        474,155.25      1,058,832.50
                                           13          7,211,321.42       3,012,661.77        850,889.25        995,371.72
                                           14          5,108,428.29       1,868,668.62        454,226.79        413,798.19
                                           15          6,956,327.97         572,973.53        218,704.35        330,642.72
                                           16         13,951,027.49         423,841.05        361,220.12        338,357.58
                                           17         10,189,666.03       1,091,448.61        265,541.94        167,943.72
                                           18          5,786,133.77       1,344,025.87         90,383.59        102,864.44
                                           19          6,008,036.09       1,352,733.13         82,106.52         77,567.59
                                           20         10,019,601.65       1,752,826.70        479,094.74         90,826.22
                                           21         10,876,927.96       1,699,411.00        928,336.64        202,232.37
                                           22         11,717,351.64         256,302.94      2,722,007.79      1,000,029.78
                                           23         13,292,442.97         107,723.12        173,398.49      2,028,854.24
                                           24         10,769,940.61         188,463.47        259,437.36        365,818.25
                                           25          6,807,002.99         165,492.34        197,188.05        253,832.77
                                           26          4,622,643.12          78,059.41         67,627.48         36,815.44
                                           27          6,520,941.54          29,284.76         27,428.60         64,547.67
                                           28         13,253,785.46             531.88         19,070.58         22,892.66
                                           29          9,545,425.28          15,466.48          8,337.26          8,480.59
                                           30          5,316,722.42           6,837.09          2,347.11              0.00
                                           31          5,492,559.12          22,529.51          2,347.11              0.00
                                           32          9,259,151.29          72,892.59         24,179.76              0.00
                                           33         10,091,918.30           9,746.16          2,347.11              0.00
                                           34         10,667,452.02               0.00         19,605.87         57,013.83
                                           35         11,924,557.05          24,406.27              0.00              0.00
                                           36          9,592,980.21           3,000.00              0.00              0.00
                                           37          5,571,999.63               0.00              0.00              0.00
                                           38          3,525,826.06               0.00              0.00              0.00
                                           39          5,110,243.54               0.00              0.00              0.00
                                           40         11,200,013.98               0.00              0.00              0.00
                                           41          7,862,891.62               0.00              0.00              0.00
                                           42          4,170,368.98               0.00              0.00              0.00
                                           43          4,180,220.31               0.00              0.00              0.00
                                           44          7,194,052.79               0.00              0.00              0.00
                                           45          7,888,376.20               0.00              0.00              0.00
                                           46          8,111,468.65               0.00              0.00              0.00
                                           47          8,851,625.45               0.00              0.00              0.00
                                           48          6,473,689.43               0.00              0.00              0.00
                                           49          2,558,905.47               0.00              0.00              0.00
                                           50            987,593.55               0.00              0.00              0.00
                                           51          1,988,949.69               0.00              0.00              0.00
                                           52          6,389,191.39               0.00              0.00              0.00
                                           53          4,265,291.38               0.00              0.00              0.00
                                           54          1,579,374.37               0.00              0.00              0.00
                                           55          1,180,951.76               0.00              0.00              0.00
                                           56          2,293,132.32               0.00              0.00              0.00
                                           57          2,688,019.89               0.00              0.00              0.00
                                           58          2,713,276.68               0.00              0.00              0.00
                                           59          3,895,027.62               0.00              0.00              0.00
                                           60          3,049,513.88               0.00              0.00              0.00
                                           61            888,385.50               0.00              0.00              0.00
                                           62            151,117.06               0.00              0.00              0.00
                                           63            381,464.41               0.00              0.00              0.00
                                           64            339,379.02               0.00              0.00              0.00
                                           65            180,746.13               0.00              0.00              0.00
                                           66             87,347.49               0.00              0.00              0.00
                                           67             17,948.98               0.00              0.00              0.00
                                           68             89,040.34               0.00              0.00              0.00
                                           69            217,072.75               0.00              0.00              0.00
                                           70             66,233.26               0.00              0.00              0.00
                                           71            502,016.97               0.00              0.00              0.00
                                           72                  0.00               0.00              0.00              0.00
                                           73                  0.00               0.00              0.00              0.00

Total Time Balance of Scheduled Cash Flows
                                                     446,347,535.86      49,898,851.74     20,288,782.78     21,390,109.29


CASE EQUIPMENT LOAN TRUST 1995-B
$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15,
1996 $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Prepared by Sandra Tomlinson Phone 414-636-7833

Payment Date                                                                                 15-Dec-98
Month Begin                                                                                  01-Nov-98
Month End                                                                                    30-Nov-98
Days in accrual period (30/360)                                                                     30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                         $8,159,504.98

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                      $0.00
    Government obligors                                                                          $0.00
          Total Warranty Repurchases                                                             $0.00

Total Collections For The Period                                                         $8,159,504.98

Miscellaneous Data
    Aggregate Scheduled Amounts 30 - 59 days past due                                      $616,844.59
    Aggregate Scheduled Amounts 60 days or more past due                                 $1,158,121.79
    Net Losses on Liquidated Receivables                                                   $167,368.72
    Number of Loans at Beginning of Period                                                        8,673
    Number of Loans at End of Period                                                              8,283
    Repossessed Equipment not Sold or Reassigned (Beginning)                                     $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                           $0.00
    Reinvestment Income (including Pre-Funding Account)                                    $109,201.56
    Pre-Funding Account Reinvestment Income                                                      $0.00


PART II -- SERVICING CALCULATIONS                                                                          15-DEC-98

1.  Sources and Uses of Collection Account Balance                                   pool 1            pool 2           pool 3

Initial Pool Balance                                                                 $650,228,245.97
Wtd. Avg. APR                                                                                 8.320%          8.820%          8.787%
Contract Value (Beg. of Month)                                                        $50,995,568.95  $20,120,351.00  $22,012,771.35
Contract Value  (End of Month)                                                        $47,043,493.51  $18,671,874.18  $19,758,421.19
Contract Value Decline                                                                 $3,952,075.44   $1,448,476.82   $2,254,350.16

Total Collections and Investment Income for the period                                 $8,268,706.54

Yield Supplement Amount                                                                   $95,592.88
Negative Carry Amount                                                                          $0.00

Total Distribution Amount (TDA)                                                        $8,364,299.42

Principal Distribution Amount  (PDA)                                                   $7,654,902.42
Interest Distribution Amount  (IDA)                                                      $709,397.00

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                           $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                     0.00%
A-1 Noteholders' Principal Distributable Amount                                                $0.00

A-2 Note Beginning Principal Balance                                                           $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                     0.00%
A-2 Noteholders' Principal Distributable Amount                                                $0.00

A-3 Note Beginning Principal Balance                                                  $67,128,691.03
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                   100.00%
A-3 Noteholders' Principal Distributable Amount                                        $7,654,902.42

Certificate Beginning Principal Balance                                               $26,000,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                            $0.00
Certificateholders' Share of the Principal Distribution Amount                                  0.00%
Certificateholders' Principal Distributable Amount                                             $0.00

Interest Accrued on Class A-1 Notes this period                                                $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes            $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                             $0.00

Interest Accrued on Class A-2 Notes this period                                                $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes            $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                             $0.00

Interest Accrued on Class A-3 Notes this period                                          $344,034.54
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes            $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                       $344,034.54

Interest Accrued on Class A-1, A-2, and A-3 Notes this period                            $344,034.54
Noteholders' Interest Carryover Shortfall (Previous Period)                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Noteholders' Interest Distributable Amount                                               $344,034.54

Interest Accrued on Certificates this period                                             $139,750.00
Certificateholders' Interest Carryover Shortfall (Previous Period)                             $0.00
Interest Due (in Arrears) on Above Shortfall                                                   $0.00
Certificateholders' Interest Distributable Amount                                        $139,750.00


3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                              $8,364,299.42

Administration Fee Shortfall (Previous Period)                                                 $0.00
Administration Fee Accrued during this Period                                                $166.67
Administration Fee Paid this Period from TDA                                                 $166.67
Administration Fee Shortfall                                                                   $0.00

Total Distribution Amount Remaining                                                    $8,364,132.75

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes            $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Interest Accrued on Class A-1 Notes this period                                                $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                        $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                      $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes            $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Interest Accrued on Class A-2 Notes this period                                                $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                        $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                      $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes            $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Interest Accrued on Class A-3 Notes this period                                          $344,034.54
Noteholders' Interest  applicable to A-3 Notes Paid this Period from TDA                 $344,034.54
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                      $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Interest Accrued on Class A-1, A-2, and A-3 Notes this period                            $344,034.54
Noteholders' Interest Paid this Period from TDA                                          $344,034.54
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                         $0.00

Total Distribution Amount Remaining                                                    $8,020,098.21

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                        $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                  $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00

Total Distribution Amount Remaining                                                    $8,020,098.21

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                        $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                  $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00

Total Distribution Amount Remaining                                                    $8,020,098.21

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                $7,654,902.42
A-3 Noteholders' Principal Distributable Amount Paid from TDA                          $7,654,902.42
Prelim. A-3 Noteholders' Principal Carryover Shortfall (Current Period)                        $0.00

Total Distribution Amount Remaining                                                      $365,195.79

Certificateholders' Interest Carryover Shortfall (Previous Period)                             $0.00
Interest Due (in Arrears) on Above Shortfall                                                   $0.00
Interest Accrued on Certificates this period                                             $139,750.00
Certificateholders' Interest Paid this Period from TDA                                   $139,750.00
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                  $0.00

Total Distribution Amount Remaining                                                      $225,445.79

Certificateholders' Principal Carryover Shortfall (Previous Period)                            $0.00
Certificateholders' Principal Distributable Amount applicable to current period                $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                               $0.00
Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                     $0.00

Total Distribution Amount Remaining                                                      $225,445.79



Servicing Fee Shortfall (Previous Period)                                                      $0.00
Servicing Fees Accrued during this Period                                                 $77,607.24
Servicing Fees Paid this Period from TDA                                                  $77,607.24
Servicing Fee Shortfall                                                                        $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                            $147,838.55

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                          $0.00

New Collateral Purchased                                                                       $0.00
Deposit to Spread Account                                                                      $0.00
Deposit to YSA                                                                                 $0.00
Payment to Seller                                                                              $0.00

Ending Pre-Funding Account Balance                                                             $0.00

5.  Reconciliation of Yield Supplement Account

Beginning Yield Supplement Account Balance                                             $1,696,548.43

Receivables Percentage                                                                       100.000%
Yield Supplement Amount                                                                   $95,592.88
Cumulative Yield Supplement Amount                                                       $522,484.46
Deposit to YSA for purchased collateral                                                        $0.00
Original YSA Balance                                                                   $2,284,539.32
Maximum YSA Amount                                                                     $2,123,440.01
Required YSA Balance                                                                   $1,762,054.86
Interim Ending YSA Balance                                                             $1,600,955.55
YSA Released to Seller                                                                         $0.00

Ending Yield Supplement Account Balance                                                $1,600,955.55

6.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                       $0.00

Pre-Funded Percentage                                                                          0.000%
Negative Carry Amount                                                                          $0.00
Cumulative Negative Carry Amount                                                         $265,109.61
Maximum Negative Carry Amount                                                                  $0.00
Required Negative Carry Account Balance                                                        $0.00
Interim Ending Negative Carry Account Balance                                                  $0.00
Negative Carry Amount Released to Seller                                                       $0.00

Ending Negative Carry Account Balance                                                          $0.00

7.  Distributions from Spread Account

Beginning Spread Account Balance                                                      $16,255,706.15
Deposit to Spread Account from Pre-Funding Account                                             $0.00
Deposit to Spread Account from Excess Collections over Distributions                     $147,838.55

Distribution from Spread Account to Noteholders' Distr. Account                                $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable                                                                  $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable                                                                  $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable                                                                  $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                             $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                             $0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                             $0.00

Prelim. Spread Account Balance Remaining                                              $16,403,544.70

Distribution from Spread Account to Certificateholders' Distr. Account                         $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall
  (Current Period)                                                                             $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall
  (Current Period)                                                                             $0.00

Prelim. Spread Account Balance Remaining                                              $16,403,544.70


Cumulative Realized Losses since 31-August-95 (Cut-off Date)                           $2,570,432.56
Are Cum. Realized Losses GREAT THAN 2.25% of Initial Pool Balance?                                NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period       $2,008,424.64
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?                    YES
60 day or GREATER THAN Delinquent Scheduled Amounts                                    $1,158,121.79
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?               NO
Are any of the three conditions "YES"?                                                           YES

A-1 Note Principal Balance (End of Period)                                                     $0.00
A-2 Note Principal Balance (End of Period)                                                     $0.00
A-3 Note Principal Balance (End of Period)                                            $59,473,788.61
Certificate Principal Balance (End of Period)                                         $26,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)                     $85,473,788.61

Specified Spread Acct Balance                                                         $16,255,706.15
Greater of:
(a)  3.75% of Pool Balance at end of Collection Pd; and                                $3,205,267.08

(b)  2.5% of Initial Pool Balance (Until Outstanding Note and Certificate
       Balance = Spread Account)                                                      $16,255,706.15

Prelim. Spread Account Balance Remaining                                              $16,403,544.70
Prelim. Excess Spread Account Balance                                                    $147,838.55

Release from Spread Account to Seller as "Excess Servicing Fee"                          $147,838.55
Ending Spread Account Balance (after distributions)                                   $16,255,706.15
Net Change in Spread Account Balance                                                           $0.00

8.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes             $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes             $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes             $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                             $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                            $0.00

A-1 Note Principal Balance (End of Period)                                                     $0.00
A-2 Note Principal Balance (End of Period)                                                     $0.00
A-3 Note Principal Balance (End of Period)                                            $59,473,788.61
Certificate Principal Balance (End of Period)                                         $26,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)                     $85,473,788.61

A-1 Note Pool Factor (End of Period)                                                       0.0000000
A-2 Note Pool Factor (End of Period)                                                       0.0000000
A-3 Note Pool Factor (End of Period)                                                       0.2022918
Certificate Pool Factor (End of Period)                                                    1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                     0.1314981

Specified Spread Account Balance (after all distributions and adjustments)            $16,255,706.15



CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO NOTEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                                                 15-Dec-98

(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                                $0.00
          per $1,000 original principal amount:                                             $0.00000000

   (b)   A-2 Notes:                                                                               $0.00
           per $1,000 original principal amount:                                            $0.00000000

   (c)  A-3 Notes:                                                                        $7,654,902.42
          per $1,000 original principal amount:                                            $26.03708306

   (d)   Total                                                                            $7,654,902.42

(2) Interest on the Notes

   (a)  A-1 Notes:                                                                                $0.00
          per $1,000 original principal amount:                                             $0.00000000

   (b)   A-2 Notes:                                                                               $0.00
           per $1,000 original principal amount:                                            $0.00000000

   (c)  A-3 Notes:                                                                          $344,034.54
          per $1,000 original principal amount:                                             $1.17018552

   (d)   Total                                                                              $344,034.54

(3) Pool Balance at the end of the related Collection Period                             $85,473,788.88

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                            $0.00
      (ii)  A-1 Note Pool Factor:                                                             0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                            $0.00
      (ii)  A-2 Note Pool Factor:                                                             0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                   $59,473,788.61
      (ii)  A-3 Note Pool Factor:                                                             0.2022918

   (d) (i)  Certificate Balance                                                          $26,000,000.00
      (ii)  Certificate Pool Factor:                                                          1.0000000

(5)  Amount of Servicing Fee:                                                                $77,607.24
            per $1,000 Original Pool Balance:                                                0.11935385

(6)  Amount of Administration Fee:                                                              $166.67
            per $1,000 Original Pool Balance:                                                0.00025632

(7)  Aggregate Purchase Amounts for Collection Period:                                            $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                $167,368.72

(9)  Amount in Spread Account:                                                           $16,255,706.15

(10)  Amount in Pre-Funding Account:                                                              $0.00

(11)  For the Final payment date with respect to the Funding Period, the                             NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                                 $1,600,955.55

(13)  Amount in Negative Carry Account:                                                           $0.00


CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO CERTIFICATEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                                                 15-Dec-98

(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                $0.00
          per $1,000 original principal amount:                                             $0.00000000

   (b)  A-2 Notes:                                                                                $0.00
          per $1,000 original principal amount:                                             $0.00000000

   (c)  A-3 Notes:                                                                        $7,654,902.42
          per $1,000 original principal amount:                                            $26.03708306

   (d)  Certificates:                                                                             $0.00
          per $1,000 original principal amount:                                             $0.00000000

   (e)  Total:                                                                            $7,654,902.42

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                $0.00
          per $1,000 original principal amount:                                             $0.00000000

   (b)  A-2 Notes:                                                                                $0.00
          per $1,000 original principal amount:                                             $0.00000000

   (c)  A-3 Notes:                                                                          $344,034.54
          per $1,000 original principal amount:                                             $1.17018552

   (d)  Certificates:                                                                       $139,750.00
          per $1,000 original principal amount:                                             $5.37500000

   (e)  Total:                                                                              $139,750.00

(3)  Pool Balance at end of related Collection Period:                                   $85,473,788.88

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                            $0.00
      (ii)  A-1 Note Pool Factor:                                                             0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                            $0.00
      (ii)  A-2 Note Pool Factor:                                                             0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                   $59,473,788.61
      (ii)  A-3 Note Pool Factor:                                                             0.2022918

   (d) (i)  Certificate Balance                                                          $26,000,000.00
      (ii)  Certificate Pool Factor:                                                          1.0000000

(5)  Amount of Servicing Fee:                                                                $77,607.24
   per $1,000 Original Pool Balance:                                                        $0.11935385

(6)  Amount of Administration Fee:                                                              $166.67
   per $1,000 Original Pool Balance:                                                        $0.00025632

(7)  Aggregate Purchase Amounts for Collection Period:                                            $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                $167,368.72

(9)  Amount in Spread Account:                                                           $16,255,706.15

(10)  Amount in Pre-Funding Account:                                                              $0.00

(11)  For the Final payment date with respect to the Funding Period, the                             NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                                 $1,600,955.55

(13)  Amount in Negative Carry Account:                                                           $0.00


CASE EQUIPMENT LOAN TRUST 1995-B

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

Payment Date:                                                                                 15-Dec-98

(1)  Payment of Administration Fee to Administrator:                                            $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                   $344,034.54

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                 $7,654,902.42

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                            $139,750.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                  $0.00

(6)  Payment of Servicing Fee to Servicer:                                                   $77,607.24

(7)  Deposit to Spread Account:                                                             $147,838.55

Check for Error                                                                                NO ERROR
Sum of Above Distributions                                                                $8,364,299.42
Total Distribution Amount                                                                 $8,364,299.42



CASE EQUIPMENT LOAN TRUST 1995-B

SERVICER'S CERTIFICATE

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002


Payment Date:                                                                                 15-Dec-98
(1)  Total Distribution Amount:                                                           $8,364,299.42

(2)  Administration Fee:                                                                        $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                          $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                           $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                          $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                           $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                    $344,034.54

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                           $0.00

(9)  Noteholders' Interest Distributable Amount:                                            $344,034.54

(10)  A-1 Noteholders' Monthly Principal Distributable Amount:                                    $0.00

(11)  % of Principal Distribution Amount applicable to A-1 Noteholders                                0%

(12)  A-1 Noteholders' Principal Carryover Shortfall:                                             $0.00

(13)  A-1 Noteholders' Principal Distributable Amount:                                            $0.00

(14)  A-2 Noteholders' Monthly Principal Distributable Amount:                                    $0.00

(15)  % of Principal Distribution Amount applicable to A-2 Noteholders                                0%

(16)  A-2 Noteholders' Principal Carryover Shortfall:                                             $0.00

(17)  A-2 Noteholders' Principal Distributable Amount:                                            $0.00

(18)  A-3 Noteholders' Monthly Principal Distributable Amount:                            $7,654,902.42

(19)  % of Principal Distribution Amount applicable to A-3 Noteholders                           100.00%

(20)  A-3 Noteholders' Principal Carryover Shortfall:                                             $0.00

(21)  A-3 Noteholders' Principal Distributable Amount:                                    $7,654,902.42

(22)  Noteholders' Principal Distributable Amount:                                        $7,654,902.42

(23)  Noteholders' Distributable Amount:                                                  $7,998,936.96

(24)  Certificateholders' Interest Distributable Amount:                                    $139,750.00

(25)  Certificateholders' Interest Carryover Shortfall:                                           $0.00

(26)  Certificateholders' Percentage:                                                                 0%

(27) Certificateholders' Principal Distributable Amount applicable to current period              $0.00

(28)  Certificateholders' Principal Carryover Shortfall:                                          $0.00

(29)  Certificateholders' Principal Distributable Amount:                                         $0.00

(30)  Certificateholders' Distributable Amount:                                             $139,750.00

(31)  Servicing Fee:                                                                         $77,607.24


(32)  Deposit to Spread Account (before any distributions of excess):                       $147,838.55

(33)  Specified Spread Account Balance (after all distributions and adjustments) :       $16,255,706.15
   The greater of
   (a) 3.75% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs plus                                       $3,205,267.08

   (b)  2.5% of Initial Pool Balance (Until Outstanding Note and Certificate             $16,255,706.15
          Balance = Spread Account)

(34)  Spread Account Trigger Tests:
   (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
              the end of the related Collection Period:                                   $2,570,432.56

       (ii)  2.25% of the Initial Pool Balance:                                          $14,630,135.53

   (b)  (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
              has been repossessed but in which the receivable has not been liquidated    $2,008,424.64

       (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:         $1,536,623.41

   (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
               as of the end of the related Collection Period:                            $1,158,121.79

       (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
                 in which the Payment Date occurs:                                        $1,923,160.25

(35)  Spread Account Balance over the Specified Spread Account Balance:                     $147,838.55

(36)  Excess Amounts Distributed To Seller:
   (a) Release of Excess Amount in Spread Account                                           $147,838.55
   (b) Release of Excess Amount in Yield Supplement Account                                        0.00
   (c) Release of Excess Amount in Negative Carry Account                                          0.00

(37)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                             $0.00

(38)  Amount to be withdrawn from the Spread Account and deposited
   into the Certificate Distribution Account:                                                     $0.00

(39)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                       $85,473,788.88

(40)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                            $0.00
           A-1 Note Pool Factor:                                                              0.0000000

           Outstanding Principal Balance of A-2 Notes:                                        0.0000000
           A-2 Note Pool Factor:                                                              0.0000000

           Outstanding Principal Balance of A-3 Notes:                                    59,473,788.61
           A-3 Note Pool Factor:                                                              0.2022918

           Outstanding Principal Balance of the Certificates:                            $26,000,000.00
           Certificate Pool Factor:                                                           1.0000000

(41)  Aggregate Purchase Amounts for related Collection Period:                                   $0.00

(42)  Aggregate Amount of Realized Losses for the related Collection Period:                $167,368.72

(43)  Spread Account Balance after giving effect to all distributions:                   $16,255,706.15





                                                                                 25-Dec-98


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1995-B

Dear Bruce:

Per our agreement at closing, the following information regarding the Case
Equipment Loan Trust 1995-B is provided to Moody's for the following collection month.

          Pool Balance on                                                                     01-Nov-98
                                                                                         $93,128,691.30
          Pool Balance on                                                                     30-Nov-98
                                                                                         $85,473,788.88

          Realized Losses during collection month:                                          $167,368.72

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection month:                                    $1,158,121.79

          Aggregate Contract Value of all Receivables as to which the related Financed Equipment has been repossessed but in which the Receivable has not
          been liquidated at the end of the collection month:                                     $0.00

Total Collections During the Month:                                                       $8,268,706.54

Sincerely,




Ralph Than
Case Credit Corporation








CASE EQUIPMENT LOAN TRUST 1996-A                                                    NPV Data Input Section
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997   Scheduled cash flows as of the
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003               end of the collection period
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003                   Line 0 is scheduled amount delinquent

Prepared by Lisa Sorenson, Phone 414-636-6184

                                      IRR Calc (pool 1)          15-Dec-98
                                                 8.744%             Pool 1            Pool 2            Pool 3            Pool 4
                                 0     (391,313,488.41)       5,464,720.57        730,973.00        499,140.20        439,829.80
                                 1        7,801,356.48       10,599,362.10      1,808,627.33        967,221.09        626,145.36
                                 2        5,531,018.13        3,850,744.38      3,049,490.26        883,873.95        544,792.84
                                 3        6,292,888.88        2,461,671.86      2,006,858.88      3,015,957.82        583,883.34
                                 4        6,178,687.37        2,467,203.36        499,709.67      2,800,640.91      2,770,973.98
                                 5        6,549,877.43        2,383,182.52        413,533.63        387,966.35      1,590,303.26
                                 6        5,599,124.19        2,397,912.27        398,636.75        385,646.00        324,365.16
                                 7       11,728,887.23        2,395,222.33        431,957.20        377,105.37        303,301.00
                                 8        6,044,039.29        1,789,228.31        467,703.98        423,028.79        313,434.65
                                 9       14,469,336.82        2,643,429.64        560,993.73        468,712.83        372,403.87
                                10       19,551,134.56        2,110,086.75        457,302.35        448,304.21        365,209.89
                                11       23,450,395.65        5,233,718.46        885,823.20        409,931.10        506,379.95
                                12        8,097,611.75        7,144,455.33      1,039,809.80        606,357.99        439,729.01
                                13        5,524,121.98        8,379,581.58      1,456,229.76        798,781.04        495,183.11
                                14        5,571,124.03        2,261,796.68      2,534,563.23        688,497.37        408,738.15
                                15        5,781,966.02        1,117,336.02      1,504,792.26      2,506,805.91        443,007.23
                                16        5,757,754.54        1,073,697.68        191,422.30      2,210,092.20      2,351,018.95
                                17        6,057,843.66          708,720.40        103,983.46         88,626.06      1,207,994.69
                                18        5,144,760.40          729,440.80         88,137.47         69,139.47         83,393.93
                                19       10,457,010.15          732,214.61         96,587.55         68,746.22         68,579.53
                                20        5,678,703.73          533,952.05        134,929.28         92,930.95         65,743.09
                                21       14,170,346.24          917,893.69        216,311.57         81,223.19         94,723.76
                                22       19,198,808.36          737,873.82         56,488.41         98,834.45         88,644.73
                                23       23,041,630.90        2,709,096.33        390,331.18         72,126.92        186,585.89
                                24        7,767,922.51        3,910,804.22        448,147.55        190,235.78        144,149.51
                                25        5,180,140.04        4,828,101.96        687,041.64        258,962.49        145,021.93
                                26        5,169,577.15          886,938.10      1,376,928.02        296,193.01         90,648.01
                                27        5,402,025.15          207,753.35        482,787.77      1,188,426.49        169,298.89
                                28        5,315,366.24           65,750.40         39,467.19      1,046,767.24      1,080,799.52
                                29        5,562,394.55           57,742.52          1,838.94         33,905.24        596,444.57
                                30        4,707,758.31           46,461.51         10,943.97         11,334.78         12,273.84
                                31        9,584,364.45           27,531.72          1,838.94         11,054.43         13,732.41
                                32        5,180,927.58            3,976.12          7,838.94          9,265.88            684.40
                                33       13,345,422.82           18,328.41         25,800.04              0.00            684.40
                                34       18,045,607.49           31,557.94          1,838.94              0.00            684.40
                                35       21,782,339.07          123,039.75          1,838.94         20,280.67         12,398.07
                                36        6,814,608.24          255,958.75          1,838.94              0.00            684.40
                                37        4,373,791.80           43,735.53        123,547.37         21,953.09            684.40
                                38        4,306,308.12                0.00         39,838.02         44,558.87            684.40
                                39        4,336,181.80            7,703.97              0.00         27,115.57         33,416.94
                                40        4,235,875.01                0.00              0.00              0.00         25,237.12
                                41        4,212,914.29                0.00              0.00              0.00              0.00
                                42        3,373,098.70                0.00              0.00              0.00              0.00
                                43        7,536,129.12                0.00              0.00              0.00              0.00
                                44        3,795,320.22                0.00              0.00              0.00              0.00
                                45       11,010,093.10                0.00              0.00              0.00              0.00
                                46       15,251,123.35                0.00              0.00              0.00              0.00
                                47       18,472,571.70                0.00              0.00              0.00              0.00
                                48        4,367,542.68                0.00              0.00              0.00              0.00
                                49        2,235,205.10                0.00              0.00              0.00              0.00
                                50        1,873,477.21                0.00              0.00              0.00              0.00
                                51        1,551,335.06                0.00              0.00              0.00              0.00
                                52        1,338,174.06                0.00              0.00              0.00              0.00
                                53        1,457,024.39                0.00              0.00              0.00              0.00
                                54        1,160,456.33                0.00              0.00              0.00              0.00
                                55        3,786,139.76                0.00              0.00              0.00              0.00
                                56        1,442,510.91                0.00              0.00              0.00              0.00
                                57        6,632,389.86                0.00              0.00              0.00              0.00
                                58        9,958,376.91                0.00              0.00              0.00              0.00
                                59       12,009,644.97                0.00              0.00              0.00              0.00
                                60        2,153,318.14                0.00              0.00              0.00              0.00
                                61          423,639.45                0.00              0.00              0.00              0.00
                                62          248,739.37                0.00              0.00              0.00              0.00
                                63          185,713.82                0.00              0.00              0.00              0.00
                                64           79,018.37                0.00              0.00              0.00              0.00
                                65          109,450.51                0.00              0.00              0.00              0.00
                                66            6,995.43                0.00              0.00              0.00              0.00
                                67           54,018.43                0.00              0.00              0.00              0.00
                                68          205,992.34                0.00              0.00              0.00              0.00
                                69          307,029.80                0.00              0.00              0.00              0.00
                                70          510,946.62                0.00              0.00              0.00              0.00
                                71           44,076.50                0.00              0.00              0.00              0.00
                                72                0.00                0.00              0.00              0.00              0.00
                                73                0.00                0.00              0.00              0.00              0.00

Total Time Balance of
Scheduled Cash Flows                    474,581,504.62       81,357,925.79     22,776,731.46     21,609,743.93     17,001,892.38


CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

Payment Date                                                                                                               15-Dec-98
Collection Period Begin Date                                                                                               06-Nov-98
Collection Period End Date                                                                                                 04-Dec-98
Days in accrual period (30/360)                                                                                                   30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                                      $11,701,185.33

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                    $0.00
    Government obligors                                                                                                        $0.00
          Total Warranty Repurchases                                                                                           $0.00

Total Collections For The Period                                                                                      $11,701,185.33

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                                            $1,448,425.04
    Scheduled Amounts 60 days or more past due                                                                         $1,047,682.98
    Net Losses on Liquidated Receivables                                                                                  $63,775.59
    Number of Loans at Beginning of Period                                                                                    10,348
    Number of Loans at End of Period                                                                                           9,817
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                   $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                         $0.00
    Reinvestment Income (including Pre-Funding Account)                                                                   $83,419.40
    Pre-Funding Account Reinvestment Income                                                                                    $0.00


CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date                                                                                                          15-Dec-98
Collection Period Begin Date                                                                                          06-Nov-98
Collection Period End Date                                                                                            04-Dec-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                         $122,278,159.21
  A-1 Note Beginning Principal Balance                                                                                    $0.00
  A-2 Note Beginning Principal Balance                                                                           $97,278,159.21
  Certificate Beginning Principal Balance                                                                        $25,000,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                               $111,180,506.20
  A-1 Note Principal Balance (End of Period)                                                                              $0.00
                                                   A-1 Note Pool Factor (End of Period)                               0.0000000
  A-2 Note Principal Balance (End of Period)                                                                     $86,180,506.20
                                                   A-2 Note Pool Factor (End of Period)                               0.1679932
  Certificate Principal Balance (End of Period)                                                                  $25,000,000.00
                                                   Certificate Pool Factor (End of Period)                            1.0000000

Contract Value Decline                                                                                           $10,768,859.23
  Pool Balance (Beg. of Collection Period)                                                                      $142,862,189.06
  Pool Balance (End of Collection Period)                                                                       $132,093,329.83

Total Distribution Amount (TDA)                                                                                  $11,784,604.73
  Total Collections and Investment Income for the Period                                                         $11,784,604.73
  Negative Carry Amount                                                                                                   $0.00

Administration Fee Accrued during this Period                                                                           $166.67

Principal Distribution Amount  (PDA)                                                                             $10,768,859.23
Release from Spread Account to Noteholders as Principal                                                             $328,793.78
  A-1 Noteholders' Principal Distributable Amount                                                                         $0.00
  A-2 Noteholders' Principal Distributable Amount                                                                $10,768,859.23
  Certificateholders' Principal Distributable Amount                                                                      $0.00

Interest Distributable Amount                                                                                     $1,015,745.50
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                      $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                $445,858.23
  Certificateholders' Interest Distributable Amount                                                                 $121,875.00

Servicing Fees Accrued during this Period                                                                           $119,051.82

Total Distribution Amount Remaining to Deposit to Spread Account                                                    $328,793.78

Spread Account
  Beginning Spread Account Balance                                                                               $12,502,160.02
  Deposit to Spread Account from Pre-Funding Account                                                                      $0.00
  Deposit to Spread Account from Excess Collections over Distributions                                              $328,793.78
  Distribution from Spread Account for Interest / Principal Shortfall                                                     $0.00
  Preliminary Spread Account Balance Remaining                                                                   $12,830,953.80

  Specified Spread Account Balance                                                                               $12,502,160.02
  Release from Spread Account to Seller as "Excess Servicing Fee"                                                         $0.00
  Release from Spread Account to Noteholders as Principal                                                           $328,793.78
  Ending Spread Account Balance (after distributions)                                                            $12,502,160.02

Credit Enhancement                                                                                                        28.27%
  Spread account % of Ending Pool Balance                                                                                  9.46%
  Overcollateralization % of Ending Pool Balance                                                                          18.81%

Current Month CPR                                                                                                        -14.60%
Life-to-Date CPR                                                                                                          19.64%

Scheduled Amounts 30 - 59 days past due                                                                           $1,448,425.04
                                                   as % of Ending Pool Balance                                             1.10%
Scheduled Amounts 60 days or more past due                                                                        $1,047,682.98
                                                   as % of Ending Pool Balance                                             0.79%
Net Losses on Liquidated Receivables                                                                                 $63,775.59
                                                   as % of Ending Pool Balance                                             0.05%


PART III -- SERVICING CALCULATIONS                                       15-Dec-98

1.  Sources and Uses of Collection Account Balance                          Pool 1           Pool 2           Pool 3          Pool 4

Wtd. Avg. APR                                                                8.745%           8.719%          8.784%          8.644%
Contract Value (Beg. of Collection Period), by origination pool     $83,119,604.77   $22,448,741.83   $20,918,468.21  $16,375,374.24
Contract Value  (End of Collection Period), by origination pool     $75,417,598.06   $21,094,282.43   $19,936,520.27  $15,644,929.07
Contract Value Decline                                               $7,702,006.71    $1,354,459.40      $981,947.94     $730,445.17

Initial Pool Balance                                               $625,108,001.05
Pool Balance (End of Collection Period)                            $132,093,329.83

Total Collections and Investment Income for the period              $11,784,604.73
Negative Carry Amount                                                        $0.00

Total Distribution Amount (TDA)                                     $11,784,604.73
Principal Distribution Amount  (PDA)                                $10,768,859.23
Interest Distribution Amount  (IDA)                                  $1,015,745.50

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                         $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)             $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                   0.00%
A-1 Noteholders' Principal Distributable Amount                              $0.00

A-2 Note Beginning Principal Balance                                $97,278,159.21
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)             $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                 100.00%
A-2 Noteholders' Principal Distributable Amount                     $10,768,859.23

Certificate Beginning Principal Balance                             $25,000,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)          $0.00
Certificateholders' Share of the Principal Distribution Amount                0.00%
Certificateholders' Principal Distributable Amount                           $0.00

Interest Accrued on Class A-1 Notes this period                              $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Noteholders' Interest Distributable Amount
  applicable to A-1 Notes                                                    $0.00

Interest Accrued on Class A-2 Notes this period                        $445,858.23
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes     $445,858.23

Interest Accrued on Class A-1 and A-2 Notes this period                $445,858.23
Noteholders' Interest Carryover Shortfall (Previous Period)                  $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Noteholders' Interest Distributable Amount                             $445,858.23

Interest Accrued on Certificates this period                           $121,875.00
Certificateholders' Interest Carryover Shortfall (Previous Period)           $0.00
Interest Due (in Arrears) on Above Shortfall                                 $0.00
Certificateholders' Interest Distributable Amount                      $121,875.00

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                           $11,784,604.73

Administration Fee Shortfall (Previous Period)                               $0.00
Administration Fee Accrued during this Period                              $166.67
Administration Fee Paid this Period from TDA                               $166.67
Administration Fee Shortfall                                                 $0.00

Total Distribution Amount Remaining                                 $11,784,438.06

Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Interest Accrued on Class A-1 Notes this period                              $0.00
Noteholders' Interest applicable to A-1 Notes Paid this
  Period from TDA                                                            $0.00
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-1 Notes                                   $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Interest Accrued on Class A-2 Notes this period                        $445,858.23
Noteholders' Interest applicable to A-2 Notes Paid this
  Period from TDA                                                      $445,858.23
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-2 Notes                                   $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)                  $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Interest Accrued on Class A-1 and A-2 Notes this period                $445,858.23
Noteholders' Interest Paid this Period from TDA                        $445,858.23
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period)                                                           $0.00

Total Distribution Amount Remaining                                 $11,338,579.83

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)             $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                      $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                           $0.00

Total Distribution Amount Remaining                                 $11,338,579.83


A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                               $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                               $10,768,859.23
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                         $10,768,859.23

Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00

Total Distribution Amount Remaining                                                                      $569,720.61

Certificateholders' Interest Carryover Shortfall (Previous Period)                                             $0.00
Interest Due (in Arrears) on Above Shortfall                                                                   $0.00
Interest Accrued on Certificates this period                                                             $121,875.00
Certificateholders' Interest Paid this Period from TDA                                                   $121,875.00
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                  $0.00

Total Distribution Amount Remaining                                                                      $447,845.61

Certificateholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                                               $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                 $0.00

Total Distribution Amount Remaining                                                                      $447,845.61

Servicing Fee Shortfall (Previous Period)                                                                      $0.00
Servicing Fees Accrued during this Period                                                                $119,051.82
Servicing Fees Paid this Period from TDA                                                                 $119,051.82
Servicing Fee Shortfall                                                                                        $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                                            $328,793.78

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                          $0.00

New Collateral Purchased                                                                                       $0.00
Deposit to Spread Account                                                                                      $0.00
Payment to Seller                                                                                              $0.00

Ending Pre-Funding Account Balance                                                                             $0.00

Excess Pre-Funded Amount/(Payment to Seller)

Adjusted Ending Pre-Funding Account Balance

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                       $0.00

Pre-Funded Percentage                                                                                          0.000%
Negative Carry Amount                                                                                          $0.00
Cumulative Negative Carry Amount                                                                         $433,178.05
Maximum Negative Carry Amount                                                                                  $0.00
Required Negative Carry Account Balance                                                                        $0.00
Interim Ending Negative Carry Account Balance                                                                  $0.00
Negative Carry Amount Released to Seller                                                                       $0.00

Ending Negative Carry Account Balance                                                                          $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                      $12,502,160.02
Deposit to Spread Account from Pre-Funding Account                                                             $0.00
Deposit to Spread Account from Excess Collections over Distributions                                     $328,793.78

Distribution from Spread Account to Noteholders' Distr. Account                                                $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-1 Notes                                                                     $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-2 Notes                                                                     $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                             $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                             $0.00

Preliminary Spread Account Balance Remaining                                                          $12,830,953.80

Distribution from Spread Account to Certificateholders' Distr. Account                                         $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall
  (Current Period)                                                                                             $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall
  (Current Period)                                                                                             $0.00

Preliminary Spread Account Balance Remaining                                                          $12,830,953.80

Cumulative Realized Losses since 31-January-95 (Cut-off Date)                                          $1,401,585.57
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                        NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                        $765,307.08
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?               NO
60 day or GREATER THAN Delinquent Scheduled Amounts                                                    $1,047,682.98
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?         NO
Are any of the three conditions "YES"?                                                      NO

Preliminary A-1 Note Principal Balance (End of Period)                                                          $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                 $86,509,299.98
Preliminary Certificate Principal Balance (End of Period)                                              $25,000,000.00
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                         $111,509,299.98

Specified Spread Account Balance                                                                       $12,502,160.02
Greater of:
(a)  3.75% of Pool Balance at end of Collection Period; and                                             $4,953,499.87


(b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
       Certificate Balance = Spread Account), or                                                       $15,627,700.03
(b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
       and Certificates GREATER THAN 97.50% of Pool Balance), or                                       $14,064,930.02
(b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
       and Certificates GREATER THAN 96.25% of Pool Balance)                                           $12,502,160.02

Preliminary Spread Account Balance Remaining                                                           $12,830,953.80
Preliminary Excess Amount in Spread Account                                                               $328,793.78

Release from Spread Account to Seller as "Excess Servicing Fee"                                                 $0.00
Release from Spread Account to Noteholders as Principal                                                   $328,793.78
Ending Spread Account Balance (after distributions)                                                    $12,502,160.02
Net Change in Spread Account Balance                                                                            $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                              $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                              $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                              $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                             $0.00

A-1 Note Principal Balance (End of Period)                                                                      $0.00
A-2 Note Principal Balance (End of Period)                                                             $86,180,506.20
Certificate Principal Balance (End of Period)                                                          $25,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                     $111,509,299.98

A-1 Note Pool Factor (End of Period)                                                                        0.0000000
A-2 Note Pool Factor (End of Period)                                                                        0.1679932
Certificate Pool Factor (End of Period)                                                                     1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                      0.1784149

Specified Spread Account Balance (after all distributions and adjustments)                             $12,502,160.02


CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO NOTEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                     15-Dec-98

(1)  Amount of principal being paid on the Notes:

  (a)  A-1 Notes:                                                                     $0.00
         per $1,000 original principal amount:                                  $0.00000000

  (b)   A-2 Notes:                                                           $11,097,653.01
          per $1,000 original principal amount:                                $21.63285187

  (c)   Total                                                                $11,097,653.01

(2) Interest on the Notes

  (a)  A-1 Notes:                                                                     $0.00
         per $1,000 original principal amount:                                  $0.00000000

  (b)   A-2 Notes:                                                              $445,858.23
          per $1,000 original principal amount:                                 $0.86911936

  (c)   Total                                                                   $445,858.23

(3) Pool Balance at the end of the related Collection Period                $132,093,329.83

(4)  After giving effect to distributions on current Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                 $0.00
       (ii)  A-1 Note Pool Factor:                                                0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                        $86,180,506.20
       (ii)  A-2 Note Pool Factor:                                                0.1679932

  (c) (i)  Certificate Balance                                               $25,000,000.00
       (ii)  Certificate Pool Factor:                                             1.0000000

(5)  Amount of Servicing Fee:                                                   $119,051.82
       per $1,000 Initial Pool Balance:                                          0.19045001

(6)  Amount of Administration Fee:                                                  $166.67
       per $1,000 Initial Pool Balance:                                          0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                     $63,775.59

(9)  Amount in Spread Account:                                               $12,502,160.02

(10)  Amount in Pre-Funding Account:                                                  $0.00

(11)  For the Final payment date with respect to the Funding Period, the              $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                               $0.00


CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO CERTIFICATEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                     15-Dec-98

(1)  Amount of principal being paid or distributed:

  (a)  A-1 Notes:                                                                     $0.00
         per $1,000 original principal amount:                                  $0.00000000

  (b)  A-2 Notes:                                                            $11,097,653.01
         per $1,000 original principal amount:                                 $21.63285187

  (c)  Certificates:                                                                  $0.00
         per $1,000 original principal amount:                                  $0.00000000

  (d)  Total:                                                                $11,097,653.01

(2)   Amount of interest being paid or distributed:

  (a)  A-1 Notes:                                                                     $0.00
         per $1,000 original principal amount:                                  $0.00000000

  (b)  A-2 Notes:                                                               $445,858.23
         per $1,000 original principal amount:                                  $0.86911936

  (c)  Certificates:                                                            $121,875.00
         per $1,000 original principal amount:                                  $4.87500000

  (d)  Total:                                                                   $567,733.23

(3)  Pool Balance at end of related Collection Period:                      $132,093,329.83

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                 $0.00
       (ii)  A-1 Note Pool Factor:                                                0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                        $86,180,506.20
       (ii)  A-2 Note Pool Factor:                                                0.1679932

  (c) (i)  Certificate Balance                                               $25,000,000.00
       (ii)  Certificate Pool Factor:                                             1.0000000

(5)  Amount of Servicing Fee:                                                   $119,051.82
       per $1,000 Initial Pool Balance:                                         $0.19045001

(6)  Amount of Administration Fee:                                                  $166.67
       per $1,000 Initial Pool Balance:                                         $0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                     $63,775.59

(9)  Amount in Spread Account:                                               $12,502,160.02

(10)  Amount in Pre-Funding Account:                                                  $0.00

(11)  For the Final payment date with respect to the Funding Period, the              $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                               $0.00


CASE EQUIPMENT LOAN TRUST 1996-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                                            15-Dec-98

(1)  Payment of Administration Fee to Administrator:                                       $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                              $445,858.23

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                           $11,097,653.01

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                       $121,875.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                             $0.00

(6)  Payment of Servicing Fee to Servicer:                                             $119,051.82

(7)  Deposit to Spread Account from Excess Collections over Distributions:             $328,793.78

Check for Spread Account Draw                                               NO
Sum of Above Distributions                                                          $12,113,398.51
Total Distribution Amount plus Turbo                                                $12,113,398.51


CASE EQUIPMENT LOAN TRUST 1996-A
SERVICER'S CERTIFICATE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                                               15-Dec-98
(1)  Total Distribution Amount:                                                        $11,784,604.73

(2)  Administration Fee:                                                                      $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                        $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                         $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                  $445,858.23

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                         $0.00

(7)  Noteholders' Interest Distributable Amount:                                          $445,858.23

(8)  A-1 Noteholders' Monthly Principal Distributable Amount:                                   $0.00

(9)  % of Principal Distribution Amount applicable to A-1 Noteholders                            0.00%

(10)  A-1 Noteholders' Principal Carryover Shortfall:                                           $0.00

(11)  A-1 Noteholders' Principal Distributable Amount:                                          $0.00

(12)  A-2 Noteholders' Monthly Principal Distributable Amount:                         $10,768,859.23

(13)  % of Principal Distribution Amount applicable to A-2 Noteholders                         100.00%

(14)  A-2 Noteholders' Principal Carryover Shortfall:                                           $0.00

(15)  A-2 Noteholders' Principal Distributable Amount:                                 $11,097,653.01

(16)  Noteholders' Principal Distributable Amount:                                     $11,097,653.01

(17)  Noteholders' Distributable Amount:                                               $11,543,511.24

(18)  Certificateholders' Interest Distributable Amount:                                  $121,875.00

(19)  Certificateholders' Interest Carryover Shortfall:                                         $0.00

(20)  Certificateholders' Percentage:                                                            0.00%

(21) Certificateholders' Principal Distributable Amount applicable to current period            $0.00

(22)  Certificateholders' Principal Carryover Shortfall:                                        $0.00

(23)  Certificateholders' Principal Distributable Amount:                                       $0.00

(24)  Certificateholders' Distributable Amount:                                           $121,875.00

(25)  Servicing Fee:                                                                      $119,051.82

(26)  Deposit to Spread Account (from excess collections):                                $328,793.78

(27)  Specified Spread Account Balance (after all distributions and adjustments) :     $12,502,160.02
  The greater of:
  (a) 3.75% of the Pool Balance at the beginning of the Collection Period
             in which the Payment Date occurs; and                                      $4,953,499.87

  (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
         Balance = Spread Account), or                                                 $15,627,700.03

  (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
          and Certificates LESS THAN OR EQUAL TO 97.50% of Pool Balance                $14,064,930.02

  (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
          and Certificates LESS THAN OR EQUAL TO 96.25% of Pool Balance                $12,502,160.02

(28)  Spread Account Trigger Tests:
  (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
             the end of the related Collection Period:                                  $1,401,585.57

      (ii)  2.25% of the Initial Pool Balance:                                         $14,064,930.02

  (b)  (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
            has been repossessed but in which the receivable has not been liquidated:     $765,307.08

      (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:        $2,357,226.12

  (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
              as of the end of the related Collection Period:                           $1,047,682.98

      (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs:                                         $2,972,099.92


(29)  Spread Account Balance over the Specified Spread Account Balance:                 $328,793.78

(30)  Excess Amounts Distributed To Seller:
  (a) Release of Excess Amount in Spread Account                                              $0.00
  (b) Release of Excess Amount in Negative Carry Account                                          0


(31)  Amount to be withdrawn from the Spread Account and deposited
  into the Note Distribution Account                                                          $0.00

(32)  Amount to be withdrawn from the Spread Account and deposited
  into the Certificate Distribution Account:                                                  $0.00

(33)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                  $132,093,329.83

(34)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                        $0.00
           A-1 Note Pool Factor:                                                          0.0000000

           Outstanding Principal Balance of A-2 Notes:                               $86,180,506.20
           A-2 Note Pool Factor:                                                          0.1679932

           Outstanding Principal Balance of the Certificates:                        $25,000,000.00
           Certificate Pool Factor:                                                       1.0000000

(35)  Aggregate Purchase Amounts for related Collection Period:                               $0.00

(36)  Aggregate Amount of Realized Losses for the related Collection Period:             $63,775.59

(37)  Spread Account Balance after giving effect to all distributions:               $12,502,160.02

(38)  Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:     $245,425,944.51

(39)  Number of Collection Periods since Completion of Funding Period                            34

(40)  Current Month CPR                                                                      -14.60%

(41)  Life-to-Date CPR                                                                        19.64%
----------------------------------------------------------------------------------------------------

                                        25-Dec-98

Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1996-A

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1996-A is provided to Moody's for the following collection period.


     Pool Balance on                                                                         06-Nov-98
                                                                                       $142,862,189.06
     Pool Balance on                                                                         04-Dec-98
                                                                                       $132,093,329.83

     Realized Losses during collection period:                                              $63,775.59

     Aggregate Scheduled Payments delinquent by more
     than 60 days at the end of collection period:                                       $1,047,682.98

     Aggregate Contract Value of all Receivables as to
     which the related Financed Equipment has been
     repossessed but in which the Receivable has not
     been liquidated at the end of the collection period:                                        $0.00

  Total Collections During the Collection Period:                                       $11,784,604.73

Sincerely,



Ralph Than
Case Credit Corporation

------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1996-A
SCHEDULED CASH FLOWS

                                                        Payment Date
                                                                                                            0
                                                                          03/15/95                          1
                                                                          04/15/95                          2
                                                                          05/15/95                          3
                                                                          06/15/95                          4
                                                                          07/15/95                          5
                                                                          08/15/95                          6
                                                                          09/15/95                          7
                                                                          10/15/95                          8
                                                                          11/15/95                          9
                                                                          12/15/95                         10
                                                                          01/15/96                         11
                                                                          02/15/96                         12
                                                                          03/15/96                         13
                                                                          04/15/96                         14
                                                                          05/15/96                         15
                                                                          06/15/96                         16
                                                                          07/15/96                         17
                                                                          08/15/96                         18
                                                                          09/15/96                         19
                                                                          10/15/96                         20
                                                                          11/15/96                         21
                                                                          12/15/96                         22
                                                                          01/15/97                         23
                                                                          02/15/97                         24
                                                                          03/15/97                         25
                                                                          04/15/97                         26
                                                                          05/15/97                         27
                                                                          06/15/97                         28
                                                                          07/15/97                         29
                                                                          08/15/97                         30
                                                                          09/15/97                         31
                                                                          10/15/97                         32
                                                                          11/15/97                         33
                                                                          12/15/97                         34
                                                                          01/15/98                         35
                                                                          02/15/98                         36
                                                                          03/15/98                         37
                                                                          04/15/98                         38
                                                                          05/15/98                         39
                                                                          06/15/98                         40
                                                                          07/15/98                         41
                                                                          08/15/98                         42
                                                                          09/15/98                         43
                                                                          10/15/98                         44
                                                                          11/15/98                         45
                                                                          12/15/98                         46
                                                                          01/15/99                         47
                                                                          02/15/99                         48
                                                                          03/15/99                         49
                                                                          04/15/99                         50
                                                                          05/15/99                         51
                                                                          06/15/99                         52
                                                                          07/15/99                         53
                                                                          08/15/99                         54
                                                                          09/15/99                         55
                                                                          10/15/99                         56
                                                                          11/15/99                         57
                                                                          12/15/99                         58
                                                                          01/15/00                         59
                                                                          02/15/00                         60
                                                                          03/15/00                         61
                                                                          04/15/00                         62
                                                                          05/15/00                         63
                                                                          06/15/00                         64
                                                                          07/15/00                         65
                                                                          08/15/00                         66
                                                                          09/15/00                         67
                                                                          10/15/00                         68
                                                                          11/15/00                         69
                                                                          12/15/00                         70
                                                                          01/15/01                         71
                                                                          02/15/01                         72
                                                                          03/15/01                         73



CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003   NPV Data Input Section
$25,000,000 Class B Asset Backed Notes due September 15, 2003            Scheduled cash flows as of the end of the collection period
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003       Line 0 is scheduled amount delinquent

                                                             17-Dec-98
                                                              09:35 AM
Prepared by Lisa Sorenson, Phone 414-636-6184         File: service\us96b.xls

                                   IRR Calc (pool 1)                31-Aug-96          06-Dec-98
                                               8.309%            Pool 1 Cutoff             Pool 1
                                 0   (467,425,285.55)             1,472,181.16       4,159,497.32
                                 1     15,757,657.24             14,285,476.08       6,798,362.38
                                 2     10,488,530.06             10,488,530.06       5,265,587.21
                                 3     11,648,174.21             11,648,174.21       4,562,123.88
                                 4     13,676,813.20             13,676,813.20       6,403,399.70
                                 5      9,531,315.06              9,531,315.06      10,238,912.76
                                 6      8,372,935.20              8,372,935.20       8,769,712.56
                                 7     11,722,851.90             11,722,851.90      10,046,125.17
                                 8     17,207,560.18             17,207,560.18       8,365,314.85
                                 9     14,691,800.81             14,691,800.81       5,742,419.30
                                10     17,197,279.08             17,197,279.08       3,107,087.85
                                11     15,504,490.86             15,504,490.86       3,719,101.74
                                12     11,904,998.66             11,904,998.66       5,024,398.18
                                13      7,211,819.84              7,211,819.84       4,984,449.37
                                14      8,633,057.26              8,633,057.26       3,736,768.91
                                15     10,443,070.12             10,443,070.12       3,340,125.59
                                16     11,720,349.94             11,720,349.94       4,936,048.30
                                17      8,564,089.35              8,564,089.35       7,848,664.89
                                18      7,479,246.64              7,479,246.64       5,477,326.47
                                19     10,611,284.66             10,611,284.66       5,440,302.18
                                20     16,496,614.28             16,496,614.28       5,097,364.80
                                21     14,115,082.64             14,115,082.64       3,210,308.14
                                22     16,562,222.16             16,562,222.16         923,111.70
                                23     14,840,653.37             14,840,653.37       1,166,895.73
                                24     11,271,867.97             11,271,867.97       1,822,957.71
                                25      6,644,313.99              6,644,313.99       1,871,761.22
                                26      7,693,316.20              7,693,316.20       1,073,770.86
                                27      9,795,133.28              9,795,133.28         944,625.91
                                28     10,958,156.04             10,958,156.04       1,829,909.69
                                29      8,033,198.42              8,033,198.42       2,995,380.78
                                30      7,001,521.70              7,001,521.70       1,925,310.40
                                31     10,001,306.67             10,001,306.67       2,094,544.73
                                32     15,686,375.93             15,686,375.93       1,559,354.79
                                33     13,305,308.18             13,305,308.18         807,916.59
                                34     15,253,592.56             15,253,592.56         201,415.73
                                35     13,439,340.18             13,439,340.18         175,793.86
                                36      9,627,709.80              9,627,709.80         191,001.51
                                37      4,845,435.52              4,845,435.52         169,089.19
                                38      5,846,192.76              5,846,192.76         106,796.55
                                39      7,626,986.55              7,626,986.55          23,819.43
                                40      8,420,026.39              8,420,026.39         192,082.29
                                41      6,063,594.56              6,063,594.56         189,268.15
                                42      5,223,953.51              5,223,953.51          48,153.69
                                43      7,797,581.78              7,797,581.78         131,330.58
                                44     12,241,335.77             12,241,335.77               0.00
                                45      8,547,844.85              8,547,844.85               0.00
                                46      9,171,743.38              9,171,743.38           9,386.14
                                47      8,838,821.22              8,838,821.22               0.00
                                48      5,892,614.25              5,892,614.25               0.00
                                49      1,524,196.03              1,524,196.03               0.00
                                50      2,155,353.95              2,155,353.95               0.00
                                51      2,948,921.29              2,948,921.29               0.00
                                52      3,471,809.78              3,471,809.78               0.00
                                53      1,939,596.57              1,939,596.57               0.00
                                54      1,711,213.57              1,711,213.57               0.00
                                55      3,365,677.46              3,365,677.46               0.00
                                56      5,657,510.12              5,657,510.12               0.00
                                57      3,605,516.92              3,605,516.92               0.00
                                58      3,745,028.73              3,745,028.73               0.00
                                59      3,458,411.68              3,458,411.68               0.00
                                60      1,765,194.32              1,765,194.32               0.00
                                61        308,041.89                308,041.89               0.00
                                62        231,422.23                231,422.23               0.00
                                63        276,666.19                276,666.19               0.00
                                64        336,307.15                336,307.15               0.00
                                65        135,733.57                135,733.57               0.00
                                66         82,298.61                 82,298.61               0.00
                                67        356,451.64                356,451.64               0.00
                                68        354,314.13                354,314.13               0.00
                                69        125,457.56                125,457.56               0.00
                                70        223,408.04                223,408.04               0.00
                                71         26,132.80                 26,132.80               0.00
                                72              0.00                      0.00               0.00
                                73              0.00                      0.00               0.00

Total Time Balance of
  Scheduled Cash Flows                551,413,832.41            551,413,832.41     146,727,078.78

Continued

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


06-Dec-98            6-Dec-98            6-Dec-98            6-Dec-98          6-Dec-98
   Pool 2              Pool 3              Pool 4              Pool 5            Pool 6
53,957.19        1,908,123.30        1,942,075.16        2,707,272.45        136,019.52
29,623.12        1,647,097.26        1,518,696.81        1,453,515.72        256,163.69
     0.00        1,080,832.35        1,275,229.58          931,825.36         52,248.60
 8,447.17        1,119,365.08        1,068,576.71          804,236.80         59,757.98
     0.00          927,630.48        1,149,306.41          967,788.03         77,994.83
     0.00          766,962.67        1,043,784.96        1,075,881.09         78,771.79
     0.00          696,079.63          879,862.85          885,190.31         65,554.87
     0.00          700,304.98          983,876.97          972,761.54         53,369.30
     0.00        1,110,946.51        1,141,941.84          950,928.06         57,541.12
     0.00        5,702,931.95        2,569,073.45        1,490,927.36         92,622.89
     0.00        2,761,228.30        5,985,970.24        1,440,839.08         52,969.76
     0.00        1,017,724.58        3,661,412.53        6,693,628.99         83,500.85
     0.00        1,118,045.30        1,256,298.95        3,440,363.69        297,957.81
     0.00        1,130,078.25        1,074,537.66        1,147,761.49        245,241.83
     0.00          770,707.67          875,479.15          718,612.76         44,855.29
     0.00          796,185.50          805,808.22          624,865.41         39,654.59
     0.00          612,376.41          744,897.41          676,178.98         55,435.04
     0.00          508,420.97          737,749.40          808,663.22         71,378.48
     0.00          460,162.18          605,337.22          621,183.77         55,484.68
     0.00          472,488.95          711,645.95          737,697.02         45,975.99
     0.00          755,791.85          828,261.10          692,337.12         50,460.69
     0.00        4,593,467.43        2,122,601.92        1,136,575.77         67,348.44
     0.00        2,037,008.62        4,602,593.98        1,131,100.49         45,975.99
     0.00          585,034.48        2,828,766.12        5,507,530.43         71,740.41
     0.00          633,416.41          744,078.24        2,629,516.90        219,922.84
     0.00          593,649.43          475,948.90          497,960.21        222,605.56
     0.00          271,618.98          390,518.36          246,333.49         10,864.84
     0.00          273,943.68          314,277.27          168,649.12          7,448.27
     0.00          229,113.99          267,275.60          240,842.42          7,448.27
     0.00          153,452.27          248,391.28          222,788.65         10,930.99
     0.00           91,138.01          177,836.31          122,055.15         16,639.55
     0.00          106,507.68          192,438.12          218,691.20          9,309.26
     0.00          297,432.05          310,271.35          179,220.65          9,309.26
     0.00        2,175,485.54          992,313.89          361,746.76          9,308.26
     0.00          828,087.85        1,881,470.23          402,734.27          8,537.25
     0.00          271,193.58        1,390,523.65        2,164,347.22         30,057.76
     0.00          158,046.90          337,239.65        1,378,729.94        101,765.59
     0.00          196,517.55          101,760.68          182,614.59         80,586.36
     0.00           59,650.18           90,591.82           16,492.77              0.00
     0.00           21,930.87            7,967.18           26,474.69              0.00
     0.00              358.23           22,259.18           72,378.22              0.00
     0.00                0.00            1,178.75            6,349.83              0.00
     0.00                0.00            1,178.75            2,611.64              0.00
     0.00                0.00            1,178.75           17,465.92              0.00
     0.00           21,298.52            1,178.75            1,474.69              0.00
     0.00           62,088.26           68,590.27           38,177.92              0.00
     0.00                0.00          100,531.27           82,128.82              0.00
     0.00                0.00            1,934.52          152,373.52         12,875.66
     0.00                0.00                0.00           30,987.12              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00
     0.00                0.00                0.00                0.00              0.00


92,027.48       39,723,924.68       48,534,717.36       47,080,810.65      2,915,634.16

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Prepared by Lisa Sorenson, Phone 414-636-6184                             12/17/98
                                                                          09:35 AM
Payment Date                                                                                     15-Dec-98
Collection Period Begin Date                                                                     06-Nov-98
Collection Period End Date                                               31-Aug-96               04-Dec-98
Days in accrual period (30/360)                                                                         30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                            $17,827,669.90

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                          $0.00
    Government obligors                                                                              $0.00
          Total Warranty Repurchases                                                                 $0.00

Total Collections For The Period                                                            $17,827,669.90

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                  $3,813,584.05
    Scheduled Amounts 60 days or more past due                                               $1,986,931.62
    Net Losses on Liquidated Receivables                                                       $137,968.82
    Number of Loans at Beginning of Period                                                          18,999
    Number of Loans at End of Period                                                                18,535
    Repossessed Equipment not Sold or Reassigned (Beginning)                                         $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                               $0.00
    Reinvestment Income (including Pre-Funding Account)                                        $132,644.90
    Pre-Funding Account Reinvestment Income                                                          $0.00
    Additional Class B Notes (max $75,000,000)                                                       $0.00


CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date                                                                            15-Dec-98
Collection Period Begin Date                                                            06-Nov-98
Collection Period End Date                                                              04-Dec-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)           $258,680,898.76
  A-1 Note Beginning Principal Balance                                                      $0.00
  A-2 Note Beginning Principal Balance                                                      $0.00
  A-3 Note Beginning Principal Balance                                            $213,403,436.06
  B Note Beginning Principal Balance                                               $16,216,066.57
  Certificate Beginning Principal Balance                                          $29,061,396.14

Total Principal Balance of Notes and Certificates (End of Period)                 $242,395,197.92
  A-1 Note Principal Balance (End of Period)                                                $0.00
                            A-1 Note Pool Factor (End of Period)                        0.0000000
  A-2 Note Principal Balance (End of Period)                                                $0.00
                            A-2 Note Pool Factor (End of Period)                        0.0000000
  A-3 Note Principal Balance (End of Period)                                      $198,861,868.22
                            A-3 Note Pool Factor (End of Period)                        0.6044434
  B Note Principal Balance (End of Period)                                         $15,111,084.21
                            B Note Pool Factor (End of Period)                          0.6044434
  Certificate Principal Balance (End of Period)                                    $28,422,245.50
                            Certificate Pool Factor (End of Period)                     0.8359484

Contract Value Decline                                                             $15,978,766.04
  Pool Balance (Beg. of Collection Period)                                         274,552,574.44
  Pool Balance (End of Collection Period)                                         $258,573,808.40

Total Distribution Amount (TDA)                                                    $17,960,314.80
  Total Collections and Investment Income for the Period                           $17,960,314.80
  Negative Carry Amount                                                                     $0.00

Administration Fee Accrued during this Period                                             $166.67

Principal Distribution Amount  (PDA)                                               $15,978,766.04
Release from Spread Account to A-1 Noteholders as Principal                                 $0.00
Release from Spread Account to A-2 Noteholders as Principal                                 $0.00
Release from Spread Account to A-3 Noteholders as Principal                           $285,258.61
Release from Spread Account to B Noteholders as Principal                              $21,676.19
  A-1 Noteholders' Principal Distributable Amount                                           $0.00
  A-2 Noteholders' Principal Distributable Amount                                           $0.00
  A-3 Noteholders' Principal Distributable Amount                                  $14,256,309.23
  B Noteholders' Principal Distributable Amount                                     $1,083,306.17
  Certificateholders' Principal Distributable Amount                                  $639,150.64

Interest Distributable Amount                                                       $1,445,653.48
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                        $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                        $0.00
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                $1,182,610.71
  Noteholders' Interest Distributable Amount applicable to B Notes                     $94,728.86
  Certificateholders' Interest Distributable Amount                                   $168,313.92

Servicing Fees Accrued during this Period                                             $228,793.81

Total Distribution Amount Remaining to Deposit to Spread Account                      $306,934.80

Spread Account
  Beginning Spread Account Balance                                                 $17,517,793.16
  Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes               $0.00
  Deposit to Spread Account from Excess Collections over Distributions                $306,934.80
  Distribution from Spread Account for Interest / Principal Shortfall                       $0.00
  Preliminary Spread Account Balance Remaining                                     $17,824,727.96

  Specified Spread Account Balance                                                 $17,517,793.16
  Release from Spread Account to Seller as "Excess Servicing Fee"                           $0.00
  Ending Spread Account Balance (after distributions)                              $17,517,793.16

Credit Enhancement                                                                          13.45%
  Spread account % of Ending Pool Balance                                                    6.77%
  Overcollateralization % of Ending Pool Balance                                             6.67%

Life-to-Date CPR                                                                            21.26%

Scheduled Amounts 30 - 59 days past due                                             $3,813,584.05
                                     as % of Ending Pool Balance                             1.47%
Scheduled Amounts 60 days or more past due                                          $1,986,931.62
                                     as % of Ending Pool Balance                             0.77%
Net Losses on Liquidated Receivables                                                  $137,968.82
                                     as % of Ending Pool Balance                             0.05%



PART III -- SERVICING CALCULATIONS                                                         15-DEC-98

1.  Sources and Uses of Collection Account Balance                 Pool 1 Cutoff             Pool 1        Pool 2            Pool 3

Wtd. Avg. APR                                                              8.310%             8.310%        6.782%            9.186%
Contract Value (Beg. of Collection Period), by origination pool                     $142,190,281.21    $93,680.30    $36,990,798.32
Contract Value  (End of Collection Period), by origination pool  $467,425,285.55    $134,959,690.73    $91,719.38    $35,641,624.45
Contract Value Decline                                                                $7,230,590.48     $1,960.92     $1,349,173.87


                                                                          Pool 4                   Pool 5              Pool 6

                                                                           9.025%                  9.089%              8.864%
                                                                  $45,970,914.24          $46,512,122.39       $2,794,777.98
                                                                  $43,350,249.27          $41,911,334.54       $2,619,190.03
                                                                   $2,620,664.97           $4,600,787.85         $175,587.95
                                                                   Pool 1 Cutoff                     Pool 1                 Pool 2
Initial Pool Balance                                                                             $875,889,658.01       15,978,766.04
Pool Balance (End of Collection Period)                                                          $258,573,808.40

Total Collections and Investment Income for the period                                            $17,960,314.80
Negative Carry Amount                                                                                      $0.00

Total Distribution Amount (TDA)                                                                   $17,960,314.80
Principal Distribution Amount  (PDA)                                                              $15,978,766.04
Interest Distribution Amount  (IDA)                                                                $1,981,548.76

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                       $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                 0.00%
A-1 Noteholders' Principal Distributable Amount                                                            $0.00

A-2 Note Beginning Principal Balance                                                                       $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                 0.00%
A-2 Noteholders' Principal Distributable Amount                                                            $0.00

A-3 Note Beginning Principal Balance                                                             $213,403,436.06
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                89.22%
A-3 Noteholders' Principal Distributable Amount                                                   $14,256,309.23

B Note Beginning Principal Balance                                                                $16,216,066.57
B Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
B Noteholders' Share of the Principal Distribution Amount                                                   6.78%
B Noteholders' Principal Distributable Amount                                                      $1,083,306.17

Certificate Beginning Principal Balance                                                           $29,061,396.14
Certificateholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
Certificateholders' Share of the Principal Distribution Amount                                              4.00%
Certificateholders' Principal Distributable Amount                                                   $639,150.64

Interest Accrued on Class A-1 Notes this period                                      5.5625%               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                         $0.00

Interest Accrued on Class A-2 Notes this period                                        6.25%               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                         $0.00

Interest Accrued on Class A-3 Notes this period                                        6.65%       $1,182,610.71
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                 $1,182,610.71

Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                       $1,182,610.71
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Offered Noteholders' Interest Distributable Amount                                                 $1,182,610.71

Interest Accrued on Class B Notes this period                                          7.01%          $94,728.86
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                          $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                      $94,728.86

Interest Accrued on Certificates this period                                           6.95%         $168,313.92
Certificateholders' Interest Carryover Shortfall (Previous Period)                                         $0.00
Interest Due (in Arrears) on Above Shortfall                                                               $0.00
Certificateholders' Interest Distributable Amount                                                    $168,313.92

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                         $17,960,314.80

Administration Fee Shortfall (Previous Period)                                                             $0.00
Administration Fee Accrued during this Period                                          $500/qtr.         $166.67
Administration Fee Paid this Period from TDA                                                             $166.67
Administration Fee Shortfall                                                                               $0.00

Total Distribution Amount Remaining                                                               $17,960,148.13



Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-1 Notes this period                                                                          $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-2 Notes this period                                                                          $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-3 Notes this period                                                                  $1,182,610.71
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                          $1,182,610.71
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                           $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                     $1,182,610.71
Offered Noteholders' Interest Paid this Period from TDA                                                          $1,182,610.71
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                             $16,777,537.43

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                                  $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                             $16,777,537.43

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                                  $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                             $16,777,537.43

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                         $14,256,309.23
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                   $14,256,309.23
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                              $2,521,228.20

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class B Notes this period                                                                       $94,728.86
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                               $94,728.86
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                             $0.00

Total Distribution Amount Remaining                                                                              $2,426,499.34

B Noteholders' Principal Distributable Amount                                                                            $0.00
B Noteholders' Monthly Principal Distributable Amount                                                            $1,083,306.17
B Noteholders' Principal Distributable Amount Paid from TDA                                                      $1,083,306.17
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                              $1,343,193.17

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
Interest Accrued on Certificates this period                                                                       $168,313.92
Certificateholders' Interest Paid this Period from TDA                                                             $168,313.92
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                            $0.00

Total Distribution Amount Remaining                                                                              $1,174,879.25

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                    $639,150.64
Certificateholders' Principal Distributable Amount Paid from TDA                                                   $639,150.64
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Total Distribution Amount Remaining                                                                                $535,728.61

Servicing Fee Shortfall (Previous Period)                                                                                $0.00
Servicing Fees Accrued during this Period                                                         1.00%            $228,793.81
Servicing Fees Paid this Period from TDA                                                                           $228,793.81
Servicing Fee Shortfall                                                                                                  $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                                                      $306,934.80

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                                    $0.00

New Collateral Purchased                                                                                                 $0.00
Deposit to Spread Account                                                                         3.75%                  $0.00
Payment to Seller                                                                                                        $0.00

Ending Pre-Funding Account Balance                                                                                       $0.00



Excess Pre-Funded Amount/(Payment to Seller)                                                                             $0.00

Adjusted Ending Pre-Funding Account Balance                                                                              $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                                 $0.00

Pre-Funded Percentage                                                                                                    0.000%
Negative Carry Amount                                                                                                    $0.00
Cumulative Negative Carry Amount                                                                                 $1,279,542.53
Maximum Negative Carry Amount                                                                                            $0.00
Required Negative Carry Account Balance                                                                                  $0.00
Interim Ending Negative Carry Account Balance                                                                            $0.00
Negative Carry Amount Released to Seller                                                                                 $0.00

Ending Negative Carry Account Balance                                                                                    $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                                $17,517,793.16
Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                              $0.00
Deposit to Spread Account from Excess Collections over Distributions                                               $306,934.80

Distribution from Spread Account to Noteholders' Distr. Account                                                          $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
 to A-1 Notes                                                                                                            $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
 to A-2 NOtes                                                                                                            $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
 to A-3 Notes                                                                                                            $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
 to B Notes                                                                                                              $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
Adjustment to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00

Preliminary Spread Account Balance Remaining                                                                    $17,824,727.96

Distribution from Spread Account to Certificateholders' Distr. Account                                                   $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                              $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                                 $0.00

Preliminary Spread Account Balance Remaining                                                                    $17,824,727.96

Cumulative Realized Losses since 31-August-96 (Cut-off Date)                                                     $2,359,669.26
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                                   NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                $1,655,625.84
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?                          NO
60 day or GREATER THAN Delinquent Scheduled Amounts                                                              $1,986,931.62
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?                    NO
Are any of the three conditions "YES"?                                                                 NO

Preliminary A-1 Note Principal Balance (End of Period)                                                                   $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                                   $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                         $199,147,126.83
Preliminary B Note Principal Balance (End of Period)                                                            $15,132,760.40
Preliminary Certificate Principal Balance (End of Period)                                                       $28,422,245.50
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                                  $242,702,132.72

Specified Spread Account Balance                                                                                $17,517,793.16
Greater of:
(a)  3.75% of Pool Balance at end of Collection Period; and                                       3.75%          $9,696,517.82

(b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
       Certificate Balance = Spread Account), or                                                  2.50%         $21,897,241.45
(b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
       and Certificates LESS THAN OR EQUAL TO 97.50% of Pool Balance), or                         2.25%         $19,707,517.31
(b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
       and Certificates LESS THAN OR EQUAL TO 96.25% of Pool Balance)                             2.00%         $17,517,793.16

Preliminary Spread Account Balance Remaining                                                                    $17,824,727.96
Preliminary Excess Amount in Spread Account                                                                        $306,934.80

Release from Spread Account to Seller as "Excess Servicing Fee"                             Turbo Date                   $0.00
Release from Spread Account to A-1 Noteholders as Principal                                  15-Jul-97                   $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                              $0.00
Release from Spread Account to A-3 Noteholders as Principal                                                        $285,258.61
Release from Spread Account to B Noteholders as Principal                                                           $21,676.19
Ending Spread Account Balance (after distributions)                                                             $17,517,793.16
Net Change in Spread Account Balance                                                                                     $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                         $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                       $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                      $0.00

A-1 Note Principal Balance (End of Period)                                                                               $0.00
A-2 Note Principal Balance (End of Period)                                                                               $0.00
A-3 Note Principal Balance (End of Period)                                                                     $198,861,868.22
B Note Principal Balance (End of Period)                                                                        $15,111,084.21
Certificate Principal Balance (End of Period)                                                                   $28,422,245.50
Total Principal Balance of Notes and Certificates (End of Period)                                              $242,395,197.92

A-1 Note Pool Factor (End of Period)                                                   $125,000,000.00               0.0000000
A-2 Note Pool Factor (End of Period)                                                   $362,000,000.00               0.0000000
A-3 Note Pool Factor (End of Period)                                                   $329,000,000.00               0.6044434
B Note Pool Factor (End of Period)                                                      $25,000,000.00               0.6044434
Certificate Pool Factor (End of Period)                                                 $34,000,000.00               0.8359484
Total Notes & Certificates Pool Factor (End of Period)                                                               0.2770231

Specified Spread Account Balance (after all distributions and adjustments)                                      $17,517,793.16



CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO NOTEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

      Payment Date:                                                                                                    15-Dec-98

(1)  Amount of principal being paid on the Notes:

  (a)  A-1 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                       $0.00000000

  (b)   A-2 Notes:                                                                                                         $0.00
          per $1,000 original principal amount:                                                                      $0.00000000

  (c)   A-3 Notes:                                                                                                $14,541,567.84
          per $1,000 original principal amount:                                                                     $44.19929435

  (d)   B Notes:                                                                                                   $1,104,982.36
          per $1,000 original principal amount:                                                                     $44.19929435

  (e)   Total                                                                                                     $15,646,550.20

(2) Interest on the Notes

  (a)  A-1 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                       $0.00000000

  (b)   A-2 Notes:                                                                                                         $0.00
          per $1,000 original principal amount:                                                                      $0.00000000

  (c)  A-3 Notes:                                                                                                  $1,182,610.71
         per $1,000 original principal amount:                                                                       $3.59456142

  (d)  B Notes:                                                                                                       $94,728.86
          per $1,000 original principal amount:                                                                      $3.78915422

  (e)   Total                                                                                                      $1,277,339.56

(3) Pool Balance at the end of the related Collection Period                                                     $258,573,808.40

(4)  After giving effect to distributions on current Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                                      $0.00
       (ii)  A-1 Note Pool Factor:                                                                                     0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                                                                      $0.00
       (ii)  A-2 Note Pool Factor:                                                                                     0.0000000

  (c) (i)  outstanding principal amount of A-3 Notes:                                                            $198,861,868.22
       (ii)  A-3 Note Pool Factor:                                                                                    $0.6044434

  (d) (i)  outstanding principal amount of A-3 Notes:                                                             $15,111,084.21
       (ii)  A-3 Note Pool Factor:                                                                                    $0.6044434

  (e) (i)  Certificate Balance                                                                                    $28,422,245.50
       (ii)  Certificate Pool Factor:                                                                                  0.8359484

(5)  Amount of Servicing Fee:                                                                                        $228,793.81
       per $1,000 Beginning of Collection Period:                                                                     0.26121305

(6)  Amount of Administration Fee:                                                                                       $166.67
       per $1,000 Beginning of Collection Period:                                                                     0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                         $137,968.82

(9)  Amount in Spread Account:                                                                                    $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                    $0.00



CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO CERTIFICATEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                                          15-Dec-98

(1)  Amount of principal being paid or distributed:

  (a)  A-1 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                       $0.00000000

  (b)  A-2 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                       $0.00000000

  (c)  A-3 Notes:                                                                                                  14,541,567.84
         per $1,000 original principal amount:                                                                       44.19929435

  (d)  B Notes:                                                                                                     1,104,982.36
         per $1,000 original principal amount:                                                                       44.19929435

  (e)  Certificates:                                                                                                 $639,150.64
         per $1,000 original principal amount:                                                                      $18.79854828

  (f)  Total:                                                                                                     $16,285,700.84

(2)   Amount of interest being paid or distributed:

  (a)  A-1 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                       $0.00000000

  (b)  A-2 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                       $0.00000000

  (c)  A-3 Notes:                                                                                                  $1,182,610.71
         per $1,000 original principal amount:                                                                       $3.59456142

  (d)  B Notes:                                                                                                       $94,728.86
         per $1,000 original principal amount:                                                                       $3.78915422

  (e)  Certificates:                                                                                                 $168,313.92
         per $1,000 original principal amount:                                                                       $4.95040939

  (f)  Total:                                                                                                      $1,445,653.48

(3)  Pool Balance at end of related Collection Period:                                                           $258,573,808.40

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                                      $0.00
       (ii)  A-1 Note Pool Factor:                                                                                     0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                                                                      $0.00
       (ii)  A-2 Note Pool Factor:                                                                                     0.0000000

  (c) (i)  outstanding principal amount of A-3 Notes:                                                            $198,861,868.22
       (ii)  A-3 Note Pool Factor:                                                                                     0.6044434

  (d) (i)  outstanding principal amount of B Notes:                                                               $15,111,084.21
       (ii)  B Note Pool Factor:                                                                                       0.6044434

  (e) (i)  Certificate Balance                                                                                    $28,422,245.50
       (ii)  Certificate Pool Factor:                                                                                  0.8359484

(5)  Amount of Servicing Fee:                                                                                        $228,793.81
       per $1,000 Beginning of Collection Period:                                                                    $0.26121305

(6)  Amount of Administration Fee:                                                                                       $166.67
       per $1,000 Beginning of Collection Period:                                                                    $0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                         $137,968.82

(9)  Amount in Spread Account:                                                                                    $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                    $0.00



CASE EQUIPMENT LOAN TRUST 1996-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                                          15-Dec-98

(1)  Payment of Administration Fee to Administrator:                                                                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'
        Interest Distributable Amount deposited into Note Distribution Account:                                    $1,277,339.56

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                         $15,646,550.20

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                     $168,313.92

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                     $639,150.64

(6)  Payment of Servicing Fee to Servicer:                                                                           $228,793.81

(7)  Deposit to Spread Account from Excess Collections over Distributions:                                           $306,934.80

Check for Error                                                                                          NO ERROR
Sum of Above Distributions                                                                                        $18,267,249.60
Total Distribution Amount plus Turbo                                                                              $18,267,249.60



CASE EQUIPMENT LOAN TRUST 1996-B
SERVICER'S CERTIFICATE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                                          15-Dec-98
(1)  Total Distribution Amount:                                                                                   $17,960,314.80

(2)  Administration Fee:                                                                                                 $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                   $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                    $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                   $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                    $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                           $1,182,610.71

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                    $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                                $94,728.86

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                     $0.00

(11)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'                                    $1,277,339.56
        Interest Distributable Amount deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                                      0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                                     $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                                      0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                                     $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                    $14,256,309.23

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                                     89.22%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                                            $14,541,567.84

(24)  B Noteholders' Monthly Principal Distributable Amount:                                                       $1,083,306.17

(25)  % of Principal Distribution Amount applicable to B Noteholders                                                        6.78%

(26)  B Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                               $1,104,982.36

(28)  Noteholders' Principal Distribution Amount:                                                                 $15,646,550.20

(29)  Noteholders' Distributable Amount:                                                                          $16,923,889.76

(30)  Certificateholders' Interest Distributable Amount:                                                             $168,313.92

(31)  Certificateholders' Interest Carryover Shortfall:                                                                    $0.00

(32)  Certificateholders' Percentage:                                                                                       4.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                                 $639,150.64

(34)  Certificateholders' Principal Carryover Shortfall:                                                                   $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                            $639,150.64

(36)  Certificateholders' Distributable Amount:                                                                      $807,464.56

(37)  Servicing Fee:                                                                                                 $228,793.81

(38)  Deposit to Spread Account (from excess collections):                                                           $306,934.80



(39)  Specified Spread Account Balance (after all distributions and adjustments) :                                $17,517,793.16
  The greater of:
  (a) 3.75% of the Pool Balance at the beginning of the Collection Period
             in which the Payment Date occurs; and                                                                 $9,696,517.82

  (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
         Balance = Spread Account), or                                                                            $21,897,241.45

  (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
          and Certificates LESS THAN OR EQUAL TO 97.50% of Pool Balance                                           $19,707,517.31

  (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
          and Certificates LESS THAN OR EQUAL TO 96.25% of Pool Balance                                           $17,517,793.16

(40)  Spread Account Trigger Tests:
  (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
             the end of the related Collection Period:                                                             $2,359,669.26

        (ii)  2.25% of the Initial Pool Balance:                                                    2.25%         $19,707,517.31

  (b)  (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
             has been repossessed but in which the receivable has not been liquidated:                             $1,655,625.84

        (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:                  1.65%          $4,484,003.64

  (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
              as of the end of the related Collection Period:                                                      $1,986,931.62

         (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
                in which the Payment Date occurs:                                                   2.25%          $5,758,978.91

(41)  Spread Account Balance over the Specified Spread Account Balance:                                              $306,934.80

(42)  Excess Amounts Distributed To Seller:
  (a) Release of Excess Amount in Spread Account                                                                           $0.00
  (b) Release of Excess Amount in Negative Carry Account                                                                    0.00


(43)  Amount to be withdrawn from the Spread Account and deposited
  into the Note Distribution Account                                                                                       $0.00

(44)  Amount to be withdrawn from the Spread Account and deposited
  into the Certificate Distribution Account:                                                                               $0.00

(45)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                               $258,573,808.40

(46)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                     $0.00
           A-1 Note Pool Factor:                                                                                       0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                     $0.00
           A-2 Note Pool Factor:                                                                                       0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                           $198,861,868.22
           A-3 Note Pool Factor:                                                                                       0.6044434

           Outstanding Principal Balance of B Notes:                                                              $15,111,084.21
           B Note Pool Factor:                                                                                         0.6044434

           Outstanding Principal Balance of the Certificates:                                                     $28,422,245.50
           Certificate Pool Factor:                                                                                    0.8359484

(47)  Aggregate Purchase Amounts for related Collection Period:                                                            $0.00

(48)  Aggregate Amount of Realized Losses for the related Collection Period:                                         $137,968.82

(49)  Spread Account Balance after giving effect to all distributions:                                            $17,517,793.16

(50)  Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:                                    $4,385,224.74

(51)  Number of Collection Periods since Completion of Funding Period                                                         27

(53) Life-to-Date (From Jan-97 Collection Period) CPR                                                                      21.26%


                                        24-Dec-98


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1996-B

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1996-B is provided to Moody's for the following collection period.


    Pool Balance on                                                                                              06-Nov-98
                                                                                                           $274,552,574.44
    Pool Balance on                                                                                              04-Dec-98
                                                                                                           $258,573,808.40

    Realized Losses during collection period:                                                                  $137,968.82

    Aggregate Scheduled Payments delinquent by more
    than 60 days at the end of collection period:                                                            $1,986,931.62

    Aggregate Contract Value of all Receivables as to
    which the related Financed Equipment has been
    repossessed but in which the Receivable has not
    been liquidated at the end of the collection period:                                                             $0.00

Total Collections During the Collection Period:                                                             $17,960,314.80

Sincerely,


Ralph Than
Case Credit Corporation

-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1996-B
SCHEDULED CASH FLOWS


                                                              2
                                          Pool 1
                                          End of Period
Payment Date                              Scheduled CV


                                        0        467,425,285.55
             10/15/96                   1        454,894,353.56
             11/15/96                   2        447,555,966.89
             12/15/96                   3        439,007,117.75
             01/15/97                   4        428,370,428.84
             02/15/97                   5        421,805,579.00
             03/15/97                   6        416,353,647.44
             04/15/97                   7        407,514,044.55
             05/15/97                   8        393,128,519.13
             06/15/97                   9        381,159,133.31
             07/15/97                  10        366,601,381.23
             08/15/97                  11        353,635,604.93
             09/15/97                  12        344,179,532.84
             10/15/97                  13        339,351,156.26
             11/15/97                  14        333,068,105.76
             12/15/97                  15        324,931,532.27
             01/15/98                  16        315,461,333.19
             02/15/98                  17        309,081,813.58
             03/15/98                  18        303,742,958.50
             04/15/98                  19        295,235,093.82
             05/15/98                  20        280,782,982.57
             06/15/98                  21        268,612,322.08
             07/15/98                  22        253,910,240.25
             08/15/98                  23        240,827,915.30
             09/15/98                  24        231,223,780.64
             10/15/98                  25        226,180,691.33
             11/15/98                  26        220,053,676.42
             12/15/98                  27        211,782,414.85
             01/15/99                  28        202,290,852.03
             02/15/99                  29        195,658,517.76
             03/15/99                  30        190,011,931.30
             04/15/99                  31        181,326,457.25
             05/15/99                  32        166,895,767.04
             06/15/99                  33        154,746,212.04
             07/15/99                  34        140,564,237.00
             08/15/99                  35        128,098,304.16
             09/15/99                  36        119,357,675.12
             10/15/99                  37        115,338,791.50
             11/15/99                  38        110,291,319.87
             12/15/99                  39        103,428,100.71
             01/15/00                  40         95,724,313.92
             02/15/00                  41         90,323,610.23
             03/15/00                  42         85,725,147.72
             04/15/00                  43         78,521,212.59
             05/15/00                  44         66,823,636.22
             06/15/00                  45         58,738,545.05
             07/15/00                  46         49,973,566.09
             08/15/00                  47         41,480,811.82
             09/15/00                  48         35,875,452.19
             10/15/00                  49         34,599,693.67
             11/15/00                  50         32,683,942.60
             12/15/00                  51         29,961,357.61
             01/15/00                  52         26,697,030.23
             02/15/00                  53         24,942,310.59
             03/15/00                  54         23,403,822.52
             04/15/00                  55         20,200,216.54
             05/15/00                  56         14,682,592.91
             06/15/00                  57         11,178,752.95
             07/15/00                  58          7,511,137.08
             08/15/00                  59          4,104,740.03
             09/15/00                  60          2,367,971.03
             10/15/00                  61          2,076,327.34
             11/15/00                  62          1,859,283.68
             12/15/00                  63          1,595,493.03
             01/15/01                  64          1,270,234.67
             02/15/01                  65          1,143,297.47
             03/15/01                  66          1,068,916.20
             04/15/01                  67            719,866.80
             05/15/01                  68            370,537.75
             06/15/01                  69            247,646.17
             07/15/01                  70             25,953.07
             08/15/01                  71                  0.00
             09/15/01                  72                  0.00
             10/15/01                  73                  0.00
                                       74                  0.00

CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998               NPV Data Input Section
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004              Scheduled cash flows as of the
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004              end of the collection period
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004                 Line 0 is scheduled amount
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004                  delinquent
                                                                                                         10:23 AM
Prepared by Lisa Sorenson, Phone 414-636-6184                                       File: us97a.xls
                                     28-Feb-97     04-Dec-98      04-Dec-98       04-Dec-98        04-Dec-98
                                   Pool 1 Cutoff     Pool 1        Pool 2           Pool 3           Pool 4
                             0              -     4,338,696.84     796,504.86    1,408,724.84       851,394.67
                             1     6,224,948.06  12,848,805.68   1,476,848.12    2,084,249.86     1,686,036.43
                             2     4,087,399.27  10,066,454.60   1,346,125.33    1,770,196.35     1,246,260.32
                             3     4,191,051.44   5,097,003.29   5,379,263.93    1,771,359.19     1,138,682.69
                             4     4,860,539.72   2,598,368.20   3,835,347.09    8,438,979.43     1,880,144.70
                             5     4,890,016.88   2,337,169.39     682,634.53    3,399,062.75     5,906,114.31
                             6     8,243,609.27   2,407,722.00     711,790.22    1,053,925.24     2,104,967.68
                             7     4,447,750.58   2,647,634.96     730,641.42    1,174,595.39     1,089,397.04
                             8     6,498,644.13   2,743,453.91     781,613.77    1,446,706.66       974,344.48
                             9    14,972,196.07   3,215,954.28     899,499.64    1,362,067.93     1,058,547.37
                            10    23,007,915.80   2,585,432.19     875,269.03    1,361,429.86       984,885.33
                            11    15,613,409.45   3,539,756.55     758,328.25    1,245,289.13     1,266,547.18
                            12     7,785,366.54   7,156,281.01   1,089,450.85    1,462,708.07     1,391,779.79
                            13     3,880,079.26  12,208,722.33   1,315,927.40    1,810,510.36     1,586,403.94
                            14     3,600,829.31   9,360,978.88   1,287,088.08    1,649,857.89     1,166,356.80
                            15     3,835,204.18   4,473,881.92   5,187,122.16    1,665,323.09     1,039,948.42
                            16     4,406,106.30   1,991,436.05   3,642,455.05    8,179,623.52     1,789,128.54
                            17     4,331,724.09   1,749,802.17     492,419.81    2,997,689.88     5,688,098.30
                            18     7,068,300.66   1,817,512.33     525,100.24      727,446.26     1,807,544.47
                            19     3,940,812.53   1,941,365.48     527,134.22      799,732.72       792,480.61
                            20     6,159,747.89   2,057,505.30     578,646.82      983,622.08       708,076.20
                            21    14,561,634.89   2,543,714.66     651,482.33    1,008,395.76       777,668.70
                            22    22,594,768.79   1,861,155.75     618,969.13      903,477.78       717,416.51
                            23    15,235,344.04   2,679,204.41     503,827.65      861,933.16       897,345.62
                            24     7,445,650.52   6,118,449.38     778,640.31      965,095.84     1,026,028.03
                            25     3,579,468.36  10,181,168.44     967,427.19    1,229,547.53     1,116,562.51
                            26     3,299,938.35   6,639,741.11     970,368.15    1,185,387.49       870,221.71
                            27     3,563,571.09   2,588,263.38   3,409,547.52    1,062,625.42       739,156.59
                            28     3,983,635.33     724,818.98   2,194,856.75    4,862,502.83     1,248,247.86
                            29     4,043,413.87     482,861.62     119,041.26    1,651,750.03     3,127,269.51
                            30     6,668,398.88     552,402.76     133,345.29      219,897.24       957,777.76
                            31     3,721,394.41     617,923.17     120,291.71      227,523.55       221,681.41
                            32     5,930,985.23     687,731.07     156,531.12      287,185.46       185,840.77
                            33    14,048,509.71   1,023,762.74     218,839.82      430,332.78       240,655.49
                            34    21,617,434.15     568,926.35     146,600.14      303,511.14       199,495.19
                            35    14,319,031.03   1,038,076.23     102,422.12      266,607.20       244,929.23
                            36     6,622,218.98   3,279,986.22     240,269.14      274,537.21       405,177.84
                            37     2,794,527.41   5,938,167.69     460,864.17      573,382.37       350,002.67
                            38     2,537,050.75   3,531,932.15     432,785.28      572,618.36       303,934.58
                            39     2,704,903.39   1,146,579.54   1,640,278.04      432,811.00       195,658.56
                            40     3,060,906.46      74,551.43     999,440.70    2,457,613.47       511,871.78
                            41     3,177,927.21       7,196.42         267.12      771,868.42     1,586,413.38
                            42     5,473,838.49      44,908.24       2,303.49       36,775.45       376,989.01
                            43     2,780,181.99       3,213.89      23,756.95       34,199.36        52,685.05
                            44     4,848,252.59      81,684.76           0.00       41,579.86         3,717.01
                            45    12,421,394.48       8,933.99      55,264.82       51,626.76        15,467.97
                            46    19,846,926.73      63,525.20      12,905.25       22,299.64         3,717.01
                            47    10,668,299.66     290,831.00           0.00       55,730.44        64,921.04
                            48     4,018,932.10     323,832.69           0.00       18,636.70        22,611.00
                            49       999,620.21     290,339.86      15,465.97       54,034.69         6,270.18
                            50       715,596.94      27,075.01      41,797.19       47,420.37       101,051.23
                            51       729,463.38           0.00      74,792.25       53,891.58           673.13
                            52       978,501.21           0.00           0.00       62,076.00        75,768.64
                            53     1,067,113.54           0.00           0.00            0.00        77,355.65
                            54     2,553,275.87           0.00           0.00            0.00             0.00
                            55       800,506.74           0.00           0.00            0.00             0.00
                            56     2,078,844.49           0.00           0.00            0.00             0.00
                            57     7,648,805.10           0.00           0.00            0.00             0.00
                            58    12,223,538.12           0.00           0.00            0.00             0.00
                            59     6,284,273.88           0.00           0.00            0.00             0.00
                            60     1,911,175.78           0.00           0.00            0.00             0.00
                            61        92,369.69           0.00           0.00            0.00             0.00
                            62        41,527.82           0.00           0.00            0.00             0.00
                            63        38,987.30           0.00           0.00            0.00             0.00
                            64        13,226.62           0.00           0.00            0.00             0.00
                            65        99,942.27           0.00           0.00            0.00             0.00
                            66        66,826.08           0.00           0.00            0.00             0.00
                            67        60,733.30           0.00           0.00            0.00             0.00
                            68       655,358.90           0.00           0.00            0.00             0.00
                            69       584,135.41           0.00           0.00            0.00             0.00
                            70       430,830.03           0.00           0.00            0.00             0.00
                            71       139,155.22           0.00           0.00            0.00             0.00
                            72             0.00           0.00           0.00            0.00             0.00
                            73             0.00           0.00           0.00            0.00             0.00

Total Time Balance of
Scheduled Cash Flows                            150,604,895.50  48,011,591.68   67,819,975.39    52,881,721.89


CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 414-636-6184                                      12/17/98
                                                                                   10:23 AM
Payment Date                                                                                               15-Dec-98
Collection P                                                                                               06-Nov-98
Collection P                                                                        28-Feb-97              04-Dec-98
Days in accrual period (30/360)                                                                                   30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                      $13,239,291.88

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                    $0.00
    Government obligors                                                                                        $0.00
          Total Warranty Repurchases                                                                           $0.00

Total Collections For The Period                                                                      $13,239,291.88

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                            $1,607,042.81
    Scheduled Amounts 60 days or more past due                                                         $1,321,823.92
    Net Losses on Liquidated Receivables                                                                 $197,517.20
    Number of Loans at Beginning of Period                                                                    14,871
    Number of Loans at End of Period                                                                          14,615
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                   $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                         $0.00
    Reinvestment Income (including Pre-Funding Account and Spread Account)                                $90,673.30
    Pre-Funding Account Reinvestment Income                                                                    $0.00


CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date                                                                                                 15-Dec-98
Collection Period Begin Date                                                                                 06-Nov-98
Collection Period End Date                                                                                   04-Dec-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                $297,042,142.83
 A-1 Note Beginning Principal Balance                                                                            $0.00
 A-2 Note Beginning Principal Balance                                                                      $542,142.83
 A-3 Note Beginning Principal Balance                                                                  $259,125,000.00
 B Note Beginning Principal Balance                                                                     $26,000,000.00
 Certificate Beginning Principal Balance                                                                $11,375,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                      $285,737,346.87
 A-1 Note Principal Balance (End of Period)                                                                      $0.00
         A-1 Note Pool Factor (End of Period)                                                                0.0000000
 A-2 Note Principal Balance (End of Period)                                                                      $0.00
         A-2 Note Pool Factor (End of Period)                                                                0.0000000
 A-3 Note Principal Balance (End of Period)                                                            $248,362,346.87
         A-3 Note Pool Factor (End of Period)                                                                0.9584654
 B Note Principal Balance (End of Period)                                                               $26,000,000.00
         B Note Pool Factor (End of Period)                                                                  1.0000000
 Certificate Principal Balance (End of Period)                                                          $11,375,000.00
         Certificate Pool Factor (End of Period)                                                             1.0000000

Contract Value Decline                                                                                  $11,304,795.96
 Pool Balance (Beg. of Collection Period)                                                              $297,047,361.92
 Pool Balance (End of Collection Period)                                                               $285,742,565.96

Total Distribution Amount (TDA)                                                                         $13,329,965.18
 Total Collections and Investment Income for the Period                                                 $13,329,965.18
 Negative Carry Amount                                                                                           $0.00

Administration Fee Accrued during this Period ($500 per Quarter)                                               $166.67

Principal Distribution Amount  (PDA)                                                                    $11,304,795.96



Principal Allocation to Notes and Certificates
 A-1 Noteholders' Principal Distributable Amount                                                                 $0.00
 A-2 Noteholders' Principal Distributable Amount                                                           $542,142.83
 A-3 Noteholders' Principal Distributable Amount                                                        $10,762,653.13
 B Noteholders' Principal Distributable Amount                                                                   $0.00
 Certificateholders' Principal Distributable Amount                                                              $0.00

Interest Distributable Amount                                                                            $1,604,184.68
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                              $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                          $2,710.71
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                      $1,392,796.88
 Noteholders' Interest Distributable Amount applicable to B Notes                                          $145,166.67
 Certificateholders' Interest Distributable Amount                                                          $63,510.42

Servicing Fees Accrued during this Period                                                                  $247,539.47

Total Distribution Amount Remaining to Deposit to Spread Account                                           $173,278.40

Spread Account
 Beginning Spread Account Balance                                                                       $13,000,000.00
 Deposit to Spread Account from Pre-Funding Account                                                              $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                      $173,278.40
 Distribution from Spread Account for Interest / Principal Shortfall                                             $0.00
    0.00                                                                                                         $0.00

 Specified Spread Account Balance                                                                       $13,000,000.00
 Release from Spread Account to Seller as "Excess Servicing Fee"                                           $173,278.40
 Ending Spread Account Balance (after distributions)                                                    $13,000,000.00

Credit Enhancement                                                                                                4.55%
 Spread account % of Ending Pool Balance                                                                          4.55%
 Overcollateralization % of Ending Pool Balance                                                                   0.00%


Scheduled Amounts 30 - 59 days past due                                                                  $1,607,042.81
         as % of Ending Pool Balance                                                                              0.56%
Scheduled Amounts 60 days or more past due                                                               $1,321,823.92
         as % of Ending Pool Balance                                                                              0.46%
Net Losses on Liquidated Receivables                                                                       $197,517.20
         as % of Ending Pool Balance                                                                              0.07%


PART III -- SERVICING CALCULATIONS                                                                          15-Dec-98

1.  Sources and Uses of Collection Account Balance  Pool 1 Cutoff       Pool 1          Pool 2           Pool 3           Pool 4

Wtd. Avg. APR                                               8.823%           8.823%          8.701%          8.302%           8.479%
Contract Value (Beg. of Collection Period),
 by origination pool                                               $140,923,327.35  $44,310,518.24  $62,950,296.06   $48,863,220.27
Contract Value  (End of Collection Period),
by origination pool                               $335,052,501.00  $134,556,098.14  $43,008,983.91  $60,930,242.25   $47,247,241.66
                                                                   ---------------  --------------  --------------   --------------
Contract Value Decline                                               $6,367,229.21   $1,301,534.33   $2,020,053.81    $1,615,978.61
                                                                              4.52%           2.94%           3.21%            3.31%
Initial Pool Balance                                               $297,047,361.92
Pool Balance (End of Collection Period)                            $285,742,565.96

Total Collections and Investment Income
for the period                                                      $13,329,965.18
Negative Carry Amount                                                        $0.00

Total Distribution Amount (TDA)                                     $13,329,965.18
Principal Distribution Amount  (PDA)                                $11,304,795.96              85%
Interest Distribution Amount  (IDA)                                  $2,025,169.22              15%

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                         $0.00
A-1 Noteholders' Principal Carryover
Shortfall (Previous Period)                                                  $0.00
A-1 Noteholders' Share of the Principal
Distribution Amount                                                           0.00%
A-1 Noteholders' Principal Distributable Amount                              $0.00

Principal Distribution Amount Remaining                             $11,304,795.96

A-2 Note Beginning Principal Balance                                   $542,142.83
A-2 Noteholders' Principal Carryover Shortfall
(Previous Period)                                                            $0.00
A-2 Noteholders' Share of the Principal
Distribution Amount                                                           4.80%
A-2 Noteholders' Principal Distributable Amount                        $542,142.83

Principal Distribution Amount Remaining                             $10,762,653.13

A-3 Note Beginning Principal Balance                               $259,125,000.00
A-3 Noteholders' Principal Carryover Shortfall
(Previous Period)                                                            $0.00
A-3 Noteholders' Share of the Principal
Distribution Amount                                                          95.20%
A-3 Noteholders' Principal Distributable Amount                     $10,762,653.13

Principal Distribution Amount Remaining                                      $0.00

B Note Beginning Principal Balance                                  $26,000,000.00
B Noteholders' Principal Carryover Shortfall
(Previous Period)                                                            $0.00
B Noteholders' Share of the Principal
Distribution Amount                                                           0.00%
B Noteholders' Principal Distributable Amount                                $0.00

Principal Distribution Amount Remaining                                      $0.00

Certificate Beginning Principal Balance                             $11,375,000.00
Certificateholders' Principal Carryover
Shortfall (Previous Period)                                                  $0.00
Certificateholders' Share of the Principal
Distribution Amount                                                          0.00%
Certificateholders' Principal Distributable Amount                           $0.00

Interest Accrued on Class A-1 Notes this period              5.597%          $0.00
Noteholders' Interest Carryover Shortfall
(Previous Period) applicable to A-1 Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Noteholders' Interest Distributable Amount
applicable to A-1 Notes                                                      $0.00

Interest Accrued on Class A-2 Notes this period              6.000%      $2,710.71
Noteholders' Interest Carryover Shortfall
(Previous Period) applicable to A-2 Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Noteholders' Interest Distributable Amount
applicable to A-2 Notes                                                  $2,710.71

Interest Accrued on Class A-3 Notes this period              6.450%  $1,392,796.88
Noteholders' Interest Carryover Shortfall
(Previous Period) applicable to A-3 Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Noteholders' Interest Distributable Amount
applicable to A-3 Notes                                              $1,392,796.88

Interest Accrued on Class A-1, A-2 and
A-3 Notes this period                                                $1,395,507.59
Offered Noteholders' Interest Carryover
Shortfall (Previous Period)                                                  $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Offered Noteholders' Interest
Distributable Amount                                                 $1,395,507.59

Interest Accrued on Class B Notes this period                6.700%    $145,166.67
Noteholders' Interest Carryover Shortfall
(Previous Period) applicable to B Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Noteholders' Interest Distributable Amount
applicable to B Notes                                                  $145,166.67

Interest Accrued on Certificates this period                6.700%      $63,510.42
Certificateholders' Interest Carryover Shortfall
(Previous Period)                                                            $0.00
Interest Due (in Arrears) on Above Shortfall                                 $0.00
Certificateholders' Interest Distributable Amount                       $63,510.42

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                           $13,329,965.18

Administration Fee Shortfall (Previous Period)                               $0.00
Administration Fee Accrued during this Period
($500 per Quarter)                                         $500.00         $166.67
Administration Fee Paid this Period from TDA                               $166.67
Administration Fee Shortfall                                                 $0.00

Total Distribution Amount Remaining                                 $13,329,798.51

Noteholders' Interest Carryover Shortfall
(Previous Period) applicable to A-1 Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Interest Accrued on Class A-1 Notes this period                              $0.00
Noteholders' Interest applicable to A-1 Notes
Paid this Period from TDA                                                    $0.00
Preliminary Noteholders' Interest Carryover
Shortfall (Current Period) applicable to A-1 Notes                           $0.00

Noteholders' Interest Carryover Shortfall
(Previous Period) applicable to A-2 Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Interest Accrued on Class A-2 Notes this period                          $2,710.71
Noteholders' Interest applicable to A-2 Notes
Paid this Period from TDA                                                $2,710.71
Preliminary Noteholders' Interest Carryover
Shortfall (Current Period) applicable to A-2 Notes                           $0.00

Noteholders' Interest Carryover Shortfall
(Previous Period) applicable to A-3 Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                 $0.00
Interest Accrued on Class A-3 Notes this period                      $1,392,796.88
Noteholders' Interest applicable to A-3 Notes
Paid this Period from TDA                                            $1,392,796.88
Preliminary Noteholders' Interest Carryover
Shortfall (Current Period)
applicable to A-3 Notes                                                      $0.00


Offered Noteholders' Interest Carryover
Shortfall (Previous Period)                                                                              $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Interest Accrued on Class A-1, A-2 and
A-3 Notes this period                                                                            $1,395,507.59
Offered Noteholders' Interest Paid this
Period from TDA                                                                                  $1,395,507.59
Preliminary Noteholders' Interest Carryover
Shortfall (Current Period)                                                                               $0.00

Total Distribution Amount Remaining                                                             $11,934,290.92

Noteholders' Interest Carryover Shortfall
(Previous Period) applicable to B Notes                                                                  $0.00
Interest Due (in Arrears) on above Shortfal                                                              $0.00
Interest Accrued on Class B Notes this period                                                      $145,166.67
Noteholders' Interest applicable to B Notes
Paid this Period from TDA                                                                          $145,166.67
Preliminary Noteholders' Interest Carryover
Shortfall (Current Period) applicable to B Notes                                                         $0.00

Total Distribution Amount Remaining                                                             $11,789,124.25

A-1 Noteholders' Principal Carryover Shortfall
(Previous Period)                                                                                        $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                  $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                            $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

Total Distribution Amount Remaining                                                             $11,789,124.25

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                            $542,142.83
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                      $542,142.83
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

Total Distribution Amount Remaining                                                             $11,246,981.42

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                         $10,762,653.13
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                   $10,762,653.13
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

 Total Distribution Amount Remaining                                                               $484,328.29

 B Noteholders' Principal Distributable Amount                                                           $0.00
 B Noteholders' Monthly Principal Distributable Amount                                                   $0.00
 B Noteholders' Principal Distributable Amount Paid from TDA                                             $0.00
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00

 Total Distribution Amount Remaining                                                               $484,328.29

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                      $0.00
 Interest Due (in Arrears) on Above Shortfall                                                            $0.00
 Interest Accrued on Certificates this period                                                       $63,510.42
 Certificateholders' Interest Paid this Period from TDA                                             $63,510.42
 Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                           $0.00

 Total Distribution Amount Remaining                                                               $420,817.87

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
 Certificateholders' Principal Distributable Amount applicable to current period                         $0.00
 Certificateholders' Principal Distributable Amount Paid from TDA                                        $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                          $0.00

 Total Distribution Amount Remaining                                                               $420,817.87

 Servicing Fee Shortfall (Previous Period)                                                               $0.00
 Servicing Fees Accrued during this Period                                         1.00%           $247,539.47
 Total Servicing Fees Due                                                                          $247,539.47
 Servicing Fees Paid this Period from TDA                                                          $247,539.47
 Servicing Fee Shortfall                                                                                 $0.00

 Total Distribution Amount Available to Deposit to Spread Acct                                     $173,278.40

 4.  Reconciliation of Pre-Funding Account

 Beginning Pre-Funding Account Balance                                                                   $0.00

 New Collateral Purchased                                                                                $0.00
 Deposit to Spread Account                                                         2.00%                 $0.00
 Payment to Seller                                                                                       $0.00

 Ending Pre-Funding Account Balance                                                                      $0.00

 Excess Pre-Funded Amount/(Payment to Seller)                                                            $0.00

 Adjusted Ending Pre-Funding Account Balance                                                             $0.00

 5.  Reconciliation of Negative Carry Account

 Beginning Negative Carry Account Balance                                       177 days                 $0.00

 Pre-Funded Percentage                                                                                   0.000%
 Negative Carry Withdrawls                                                                               $0.00
 Cumulative Negative Carry Withdrawls                                                                    $0.00
 Maximum Negative Carry Amount                                                  150 days                 $0.00
 Required Negative Carry Account Balance                                                                 $0.00
 Interim Ending Negative Carry Account Balance                                                           $0.00
 Negative Carry Amount Released to Seller                                                                $0.00

 Ending Negative Carry Account Balance                                                                   $0.00

 6.  Distributions from Spread Account

 Beginning Spread Account Balance                                                               $13,000,000.00
 Deposit to Spread Account from Pre-Funding Account                                                      $0.00
 Deposit to Spread Account from Excess Collections over Distributions                              $173,278.40

 Distribution from Spread Account to Noteholders' Distr. Account                                         $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes   $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes   $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes   $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes     $0.00
 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00


 Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00

 Preliminary Spread Account Balance Remaining                                                      $13,173,278.40

 Cumulative Realized Losses since 28-February-97 (Cut-off Date)                                     $1,481,519.92
 Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                      NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)                  $2,370,206.40
 Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?             NO
 60 day or GREATER THAN Delinquent Scheduled Amounts                                                $1,321,823.92
 Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?       NO
 Are any of the three conditions "YES"?                                                    NO

 Preliminary A-1 Note Principal Balance (End of Period)                                                     $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                                     $0.00
 Preliminary A-3 Note Principal Balance (End of Period)                                           $248,362,346.87
 Preliminary B Note Principal Balance (End of Period)                                              $26,000,000.00
 Preliminary Certificate Principal Balance (End of Period)                                         $11,375,000.00
 Preliminary Total Principal Balance of Notes and Certificates (End of Period)                    $285,737,346.87

 Specified Spread Account Balance                                                                  $13,000,000.00
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                                   2.00%      13,000,000.00

 (b) the Note Balance                                                                              285,737,346.87

 Preliminary Spread Account Balance Remaining                                                      $13,173,278.40
 Preliminary Excess Amount in Spread Account                                                          $173,278.40

 Release from Spread Account to Seller as "Excess Servicing Fee"                                      $173,278.40

 Ending Spread Account Balance (after distributions)                                               $13,000,000.00
 Net Change in Spread Account Balance                                                                       $0.00

 7.  Ending Balances
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                         $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                         $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                         $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                           $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                         $0.00
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                        $0.00

 A-1 Note Principal Balance (End of Period)                                                                 $0.00
 A-2 Note Principal Balance (End of Period)                                                                 $0.00
 A-3 Note Principal Balance (End of Period)                                                       $248,362,346.87
 B Note Principal Balance (End of Period)                                                          $26,000,000.00
 Certificate Principal Balance (End of Period)                                                     $11,375,000.00
 Total Principal Balance of Notes and Certificates (End of Period)                                $285,737,346.87

 A-1 Note Pool Factor (End of Period)                                          $71,500,000.00           0.0000000
 A-2 Note Pool Factor (End of Period)                                         $282,000,000.00           0.0000000
 A-3 Note Pool Factor (End of Period)                                         $259,125,000.00           0.9584654
 B Note Pool Factor (End of Period)                                            $26,000,000.00           1.0000000
 Certificate Pool Factor (End of Period)                                       $11,375,000.00           1.0000000
 Total Notes & Certificates Pool Factor (End of Period)                                                 0.4395959

 Specified Spread Account Balance (after all distributions and adjustments)                        $13,000,000.00


CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO NOTEHOLDERS

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                      15-Dec-98

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                       $0.00
        per $1,000 original principal amount:                                                      0.0000000

 (b)   A-2 Notes:                                                                                $542,142.83
         per $1,000 original principal amount:                                                   $1.92249230

 (c)   A-3 Notes:                                                                             $10,762,653.13
         per $1,000 original principal amount:                                                  $41.53459963

 (d)   B Notes:                                                                                        $0.00
         per $1,000 original principal amount:                                                   $0.00000000

 (e)   Total                                                                                  $11,304,795.96

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                       $0.00
        per $1,000 original principal amount:                                                    $0.00000000

 (b)   A-2 Notes:                                                                                  $2,710.71
         per $1,000 original principal amount:                                                   $0.00961245

 (c)  A-3 Notes:                                                                               $1,392,796.88
        per $1,000 original principal amount:                                                    $5.37500002

 (d)  B Notes:                                                                                   $145,166.67
         per $1,000 original principal amount:                                                   $5.58333346

 (e)   Total                                                                                   $1,540,674.26

(3) Pool Balance at the end of the related Collection Period                                 $285,742,565.96

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                   $0.00
     (ii)  A-1 Note Pool Factor:                                                                   0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                   $0.00
     (ii)  A-2 Note Pool Factor:                                                                   0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                         $248,362,346.87
     (ii)                                                                                         $0.9584654

 (d) (i)  outstanding principal amount of A-3 Notes:                                          $26,000,000.00
     (ii)  A-3 Note Pool Factor:                                                                  $1.0000000

 (e) (i)  Certificate Balance                                                                 $11,375,000.00
     (ii)  Certificate Pool Factor:                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                    $247,539.47
      per $1,000 Beginning of Collection Period:                                                  0.83333334

(6)  Amount of Administration Fee:                                                                   $166.67
      per $1,000 Beginning of Collection Period:                                                  0.00056109

(7)  Aggregate Purchase Amounts for Collection Period:                                                 $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                     $197,517.20

(9)  Amount in Spread Account:                                                                $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                                   $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                  NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                $0.00


CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO CERTIFICATEHOLDERS

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                                           15-Dec-98

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                  $0.00
        per $1,000 original principal amount:                                               $0.00000000

 (b)  A-2 Notes:                                                                            $542,142.83
        per $1,000 original principal amount:                                               $1.92249230

 (c)  A-3 Notes:                                                                          10,762,653.13
        per $1,000 original principal amount:                                               41.53459963

 (d)  B Notes:                                                                                     0.00
        per $1,000 original principal amount:                                                0.00000000

 (e)  Certificates:                                                                               $0.00
        per $1,000 original principal amount:                                               $0.00000000

 (f)  Total:                                                                             $11,304,795.96

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                  $0.00
        per $1,000 original principal amount:                                               $0.00000000

 (b)  A-2 Notes:                                                                              $2,710.71
        per $1,000 original principal amount:                                               $0.00961245

 (c)  A-3 Notes:                                                                          $1,392,796.88
        per $1,000 original principal amount:                                               $5.37500002

 (d)  B Notes:                                                                              $145,166.67
        per $1,000 original principal amount:                                               $5.58333346

 (e)  Certificates:                                                                          $63,510.42
        per $1,000 original principal amount:                                               $5.58333363

 (f)  Total:                                                                              $1,604,184.68

(3)  Pool Balance at end of related Collection Period:                                  $285,742,565.96

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                              $0.00
     (ii)  A-1 Note Pool Factor:                                                              0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                              $0.00
     (ii)  A-2 Note Pool Factor:                                                              0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                    $248,362,346.87
     (ii)  A-3 Note Pool Factor:                                                              0.9584654

 (d) (i)  outstanding principal amount of B Notes:                                       $26,000,000.00
     (ii)  B Note Pool Factor:                                                                1.0000000

 (e) (i)  Certificate Balance                                                            $11,375,000.00
     (ii)  Certificate Pool Factor:                                                           1.0000000

(5)  Amount of Servicing Fee:                                                               $247,539.47
      per $1,000 Beginning of Collection Period:                                            $0.83333334

(6)  Amount of Administration Fee:                                                              $166.67
      per $1,000 Beginning of Collection Period:                                            $0.00056109

(7)  Aggregate Purchase Amounts for Collection Period:                                            $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                $197,517.20

(9)  Amount in Spread Account:                                                           $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                              $0.00

(11)  For the Final payment date with respect to the Funding Period, the             NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                           $0.00


CASE EQUIPMENT LOAN TRUST 1997-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                               15-Dec-98

(1)  Payment of Administration Fee to Administrator:                                          $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                       $1,540,674.26

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                              $11,304,795.96

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                           $63,510.42

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                $0.00

(6)  Payment of Servicing Fee to Servicer:                                                $247,539.47

(7) Release to Seller from Excess Collections over Distributions                          $173,278.40

Check for Error                                                                  NO ERROR
Sum of Above Distributions                                                       $13,329,965.18
Total Distribution Amount plus Releases to Seller                                $13,329,965.18


CASE EQUIPMENT LOAN TRUST 1997-A
SERVICER'S CERTIFICATE

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                                     15-Dec-98
(1)  Total Distribution Amount:                                                              $13,329,965.18

(2)  Administration Fee:                                                                            $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                              $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                               $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                          $2,710.71

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                               $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                      $1,392,796.88

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                               $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                          $145,166.67

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                $0.00

(11)  Offered Noteholders' Interest Distributable Amount'                                     $1,540,674.26
        deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                        $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                 0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                 $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                  $542,142.83

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                 4.80%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                 $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                          $542,142.83

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                               $10,762,653.13

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                95.20%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                 $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                       $10,762,653.13

(24)  B Noteholders' Monthly Principal Distributable Amount:                                          $0.00

(25)  % of Principal Distribution Amount applicable to B Noteholders                                   0.00%

(26)  B Noteholders' Principal Carryover Shortfall:                                                   $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                  $0.00

(28)  Noteholders' Principal Distribution Amount:                                            $11,304,795.96

(29)  Noteholders' Distributable Amount:                                                     $12,845,470.22

(30)  Certificateholders' Interest Distributable Amount:                                         $63,510.42

(31)  Certificateholders' Interest Carryover Shortfall:                                               $0.00

(32)  Certificateholders' Percentage:                                                                  0.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                  $0.00

(34)  Certificateholders' Principal Carryover Shortfall:                                              $0.00

(35)  Certificateholders' Principal Distributable Amount:                                             $0.00

(36)  Certificateholders' Distributable Amount:                                                  $63,510.42

(37)  Servicing Fee:                                                                            $247,539.47

(38)  Deposit to Spread Account (from excess collections):                                      $173,278.40

(39)  Specified Spread Account Balance (after all distributions and adjustments) :           $13,000,000.00
 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                       $13,000,000.00

 (b) the Note Balance                                                                       $285,737,346.87

(40)  Spread Account Balance over the Specified Spread Account Balance:                         $173,278.40

(41)  Excess Amounts Distributed To Seller:
 (a) Release of Excess Amount in Spread Account                                                 $173,278.40
 (b) Release of Excess Amount in Negative Carry Account                                                0.00

(42)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                   $0.00

(44)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                          $297,047,361.92

(45)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                $0.00
           A-1 Note Pool Factor:                                                                  0.0000000


           Outstanding Principal Balance of A-2 Notes:                                                $0.00
           A-2 Note Pool Factor:                                                                  0.0000000

           Outstanding Principal Balance of A-3 Notes:                                      $248,362,346.87
           A-3 Note Pool Factor:                                                                  0.9584654

           Outstanding Principal Balance of B Notes:                                         $26,000,000.00
           B Note Pool Factor:                                                                    1.0000000

           Outstanding Principal Balance of the Certificates:                                $11,375,000.00
           Certificate Pool Factor:                                                               1.0000000

(46)  Aggregate Purchase Amounts for related Collection Period:                                       $0.00

(47)  Aggregate Amount of Realized Losses for the related Collection Period:                    $197,517.20

(48)  Spread Account Balance after giving effect to all distributions:                       $13,000,000.00

                                                24-Dec-98


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1997-A

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1997-A is provided to Moody's for the following collection period.

          Pool Balance on                                                                               06-Nov-98
                                                                                                  $297,047,361.92
          Pool Balance on                                                                               04-Dec-98
                                                                                                  $285,742,565.96

          Realized Losses during collection period:                                                   $197,517.20

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                                             $1,321,823.92

          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection period:                                              $0.00

Total Collections During the Collection Period:                                                    $13,329,965.18

Sincerely,




Ralph Than
Case Credit Corporation

CASE EQUIPMENT LOAN TRUST 1997-A
SCHEDULED CASH FLOWS

                                                                                    Pool 1
                                                                                    End of Period
            Payment Date                                                            Scheduled CV

                                                                                  0         335,052,501.00
                                                                     03/15/97     1         331,291,026.46
                                                                     04/15/97     2         329,639,444.46
                                                                     05/15/97     3         327,872,067.04
                                                                     06/15/97     4         325,422,206.69
                                                                     07/15/97     5         322,924,856.59
                                                                     08/15/97     6         317,055,552.33
                                                                     09/15/97     7         314,938,952.70
                                                                     10/15/97     8         310,755,897.23
                                                                     11/15/97     9         298,068,533.89
                                                                     12/15/97    10         277,252,166.98
                                                                     01/15/98    11         263,677,254.09
                                                                     02/15/98    12         257,830,574.56
                                                                     03/15/98    13         255,846,194.61
                                                                     04/15/98    14         254,126,474.44
                                                                     05/15/98    15         252,159,735.17
                                                                     06/15/98    16         249,607,633.32
                                                                     07/15/98    17         247,111,149.36
                                                                     08/15/98    18         241,859,733.43
                                                                     09/15/98    19         239,697,194.59
                                                                     10/15/98    20         235,299,820.33
                                                                     11/15/98    21         222,468,227.36
                                                                     12/15/98    22         201,509,156.22
                                                                     01/15/99    23         187,755,408.24
                                                                     02/15/99    24         181,690,229.37
                                                                     03/15/99    25         179,446,638.42
                                                                     04/15/99    26         177,466,081.48
                                                                     05/15/99    27         175,207,329.76
                                                                     06/15/99    28         172,511,906.32
                                                                     07/15/99    29         169,736,886.24
                                                                     08/15/99    30         164,316,477.82
                                                                     09/15/99    31         161,803,220.32
                                                                     10/15/99    32         157,061,893.27
                                                                     11/15/99    33         144,168,181.13
                                                                     12/15/99    34         123,610,743.53
                                                                     01/15/00    35         110,200,560.49
                                                                     02/15/00    36         104,388,591.13
                                                                     03/15/00    37         102,361,580.84
                                                                     04/15/00    38         100,577,143.61
                                                                     05/15/00    39          98,611,733.67
                                                                     06/15/00    40          96,275,869.99
                                                                     07/15/00    41          93,805,811.11
                                                                     08/15/00    42          89,021,679.85
                                                                     09/15/00    43          86,896,029.76
                                                                     10/15/00    44          82,686,680.23
                                                                     11/15/00    45          70,873,239.57
                                                                     12/15/00    46          51,547,408.33
                                                                     01/15/00    47          41,258,110.98
                                                                     02/15/00    48          37,542,529.15
                                                                     03/15/00    49          36,818,940.38
                                                                     04/15/00    50          36,374,054.70
                                                                     05/15/00    51          35,912,031.56
                                                                     06/15/00    52          35,197,573.56
                                                                     07/15/00    53          34,389,250.18
                                                                     08/15/00    54          32,088,821.28
                                                                     09/15/00    55          31,524,247.60
                                                                     10/15/00    56          29,677,185.14
                                                                     11/15/00    57          22,246,581.54
                                                                     12/15/00    58          10,186,611.41
                                                                     01/15/01    59           3,977,234.59
                                                                     02/15/01    60           2,095,301.43
                                                                     03/15/01    61           2,018,337.45
                                                                     04/15/01    62           1,991,649.45
                                                                     05/15/01    63           1,967,305.76
                                                                     06/15/01    64           1,968,543.75
                                                                     07/15/01    65           1,883,075.20
                                                                     08/15/01    66           1,830,094.43
                                                                     09/15/01    67           1,782,816.90
                                                                     10/15/01    68           1,140,566.16
                                                                     06/15/01    69             564,816.76
                                                                     07/15/01    70             138,139.55
                                                                     08/15/01    71                   0.00
                                                                     09/15/01    72                   0.00
                                                                     10/15/01    73                   0.00
                                                                                 74                   0.00


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

                                                       17-Dec-98
                                                        10:24 AM
Prepared by  Lisa Sorenson (414)636-6184        File: us97b.xls
NPV Data Input Section                                 31-Aug-97        04-Dec-98       04-Dec-98        04-Dec-98        04-Dec-98
Scheduled cash flows as of the                      Pool 1 Cutoff          Pool 1          Pool 2           Pool 3           Pool 4
                                              0      1,177,249.91    4,663,457.33    2,051,812.94     1,924,514.62     5,205,854.10
                                              1      6,659,719.81    7,195,163.03    2,288,769.39     1,800,709.53     3,121,258.78
                                              2      6,534,773.62    5,160,306.44    1,505,839.12     1,157,667.64     2,190,489.12
                                              3      6,984,610.38    4,516,323.45    1,532,841.81       951,596.14     2,041,775.87
                                              4     10,446,903.15    5,216,975.64    1,546,343.36     1,238,774.62     2,090,513.27
                                              5      8,329,023.40    6,768,271.04    1,159,712.51       996,969.69     2,014,392.73
                                              6      6,232,683.33   10,988,286.54    1,080,986.83       981,005.81     1,816,228.39
                                              7      6,320,726.36   10,111,394.23    1,693,153.79     1,143,611.11     2,050,919.56
                                              8      8,485,392.69    9,963,433.55    1,383,334.97       985,980.78     2,262,095.16
                                              9     12,048,887.10    6,981,383.27    6,744,769.10     1,684,715.82     2,930,439.55
                                             10     14,644,000.73    4,486,199.18    3,807,179.87     6,053,710.36     2,930,270.69
                                             11     14,137,496.87    4,614,237.73    1,548,565.32     2,671,552.25    12,826,231.80
                                             12     11,667,759.49    6,093,969.71    1,833,350.39     1,702,300.45     7,051,118.67
                                             13      6,930,958.47    6,355,695.21    1,923,633.40     1,587,598.91     3,143,625.78
                                             14      6,299,823.14    4,804,948.60    1,331,856.33     1,051,980.85     1,914,872.41
                                             15      6,824,045.37    4,191,752.06    1,236,611.12       872,588.24     1,831,799.32
                                             16     10,425,799.25    4,860,120.91    1,387,967.02     1,117,825.44     1,865,252.32
                                             17      7,966,016.16    6,426,019.60    1,039,448.66       869,256.73     1,803,947.18
                                             18      5,872,271.46   10,405,139.89      988,895.02       875,445.49     1,612,386.86
                                             19      5,987,805.41    9,237,520.25    1,585,167.74       998,305.16     1,786,163.44
                                             20      8,167,460.88    8,901,390.86    1,285,490.74       895,183.91     1,905,522.10
                                             21     11,705,614.28    5,890,700.13    6,457,632.31     1,572,007.60     2,596,882.14
                                             22     14,220,372.77    3,410,205.16    3,523,831.64     5,760,266.45     2,643,871.29
                                             23     13,761,263.49    3,421,833.43    1,323,835.17     2,412,678.52    12,186,298.67
                                             24     11,210,927.99    4,659,892.10    1,547,122.64     1,461,733.01     5,970,477.40
                                             25      6,624,361.87    4,729,611.80    1,628,049.37     1,337,434.61     2,335,640.48
                                             26      5,740,355.70    3,460,056.75    1,076,929.97       866,318.16     1,494,289.24
                                             27      6,424,415.91    2,944,844.71      920,212.23       719,972.18     1,393,551.39
                                             28      9,775,715.64    3,320,908.66    1,019,461.53       868,495.10     1,380,619.47
                                             29      7,482,998.61    4,026,333.45      773,545.24       664,800.76     1,305,597.48
                                             30      5,557,953.05    5,930,995.30      726,628.51       686,453.77     1,139,710.55
                                             31      5,609,822.66    5,698,549.20    1,246,672.35       779,611.12     1,334,787.05
                                             32      7,669,989.82    5,351,508.55    1,015,964.05       671,337.88     1,361,962.58
                                             33     11,162,718.67    3,147,144.47    5,160,030.50     1,268,177.77     2,020,276.99
                                             34     13,235,556.56    1,118,068.28    2,443,196.70     4,444,812.49     1,862,993.82
                                             35     12,542,910.53    1,093,941.55      822,312.03     1,707,462.74     9,552,306.19
                                             36      9,928,723.89    1,995,558.40      936,875.43       898,305.24     4,471,294.72
                                             37      5,129,980.46    2,109,949.72      922,856.11       762,483.30     1,439,280.86
                                             38      4,354,845.95    1,269,360.00      497,119.96       308,994.34       707,256.95
                                             39      4,889,943.50      885,970.10      304,269.32       257,578.75       624,254.24
                                             40      7,657,111.36    1,016,365.96      475,727.17       364,386.70       542,062.32
                                             41      5,443,438.38    1,307,730.18      273,022.88       231,350.52       413,070.15
                                             42      4,072,147.80    2,555,442.58      227,673.11       229,475.63       324,414.82
                                             43      4,042,827.78    2,402,199.00      527,626.87       313,183.19       564,940.51
                                             44      5,247,728.10    2,614,333.14      436,560.95       220,404.35       495,509.34
                                             45      7,108,867.81    1,536,355.68    2,619,469.85       508,556.62       989,630.58
                                             46      8,298,173.11      260,760.04    1,470,248.62     2,471,148.82     1,022,878.01
                                             47      7,976,566.27      188,228.57      316,057.86       999,263.16     6,540,046.02
                                             48      5,851,367.78      278,149.69      338,706.29       411,192.20     3,071,115.70
                                             49      2,223,150.62      192,005.02      340,194.17       393,661.60       845,879.32
                                             50      1,416,948.02       35,037.52      194,057.56        62,841.12       212,978.56
                                             51      1,718,257.67       96,394.38        9,923.47        65,757.39       128,261.65
                                             52      3,905,247.51       65,717.11       19,650.41        46,218.20        35,684.41
                                             53      2,481,818.67       90,319.17        6,086.91         5,165.46        26,487.28
                                             54      1,355,344.38       65,787.16        2,098.35        40,132.30        11,506.00
                                             55      1,259,850.35       95,095.47        2,098.35         5,165.46        41,465.87
                                             56      1,818,367.28       16,963.77       38,691.71         5,165.46        32,006.10
                                             57      2,613,174.13       16,233.26      110,263.20        43,764.44        49,782.69
                                             58      3,895,634.50            0.00       13,379.00       131,882.40       147,233.42
                                             59      4,162,542.10            0.00            0.00             0.00       113,075.47
                                             60      3,316,944.40            0.00            0.00             0.00             0.00
                                             61        839,878.60       19,782.45            0.00             0.00             0.00
                                             62        207,734.88            0.00            0.00             0.00             0.00
                                             63        306,822.64            0.00            0.00             0.00             0.00
                                             64        524,009.56            0.00            0.00             0.00             0.00
                                             65        131,373.18            0.00            0.00             0.00             0.00
                                             66         35,339.32            0.00            0.00             0.00             0.00
                                             67        109,901.23            0.00            0.00             0.00             0.00
                                             68        167,092.62            0.00            0.00             0.00             0.00
                                             69        102,874.99            0.00            0.00             0.00             0.00
                                             70        189,709.96            0.00            0.00             0.00             0.00
                                             71        129,985.21            0.00            0.00             0.00             0.00
                                             72              0.00            0.00            0.00             0.00             0.00
                                             73              0.00            0.00            0.00             0.00             0.00

Total Time Balance of
  Scheduled Cash Flows                             427,782,108.54  219,260,320.43   78,723,811.22    65,558,932.36   135,824,536.83


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Prepared by  Lisa Sorenson (414)636-6184                                                          12/17/98
                                                                                                  10:24 AM
Payment Date                                                                                                             15-Dec-98
Collection Period Begin Date                                                                                             06-Nov-98
Collection Period End Date                                                                       31-Aug-97               04-Dec-98
Days in accrual period (30/360)                                                                                                 30
Days in accrual period (ACT/360)                                                                                                29
One-Month LIBOR                                                                                                            5.27781%

PART I -- MONTHLY DATA INPUT

FIXED RATE COLLATERAL

Receipts During the Period                                                                                         $39,609,835.28

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                  $0.00
    Government obligors                                                                                                      $0.00
          Total Warranty Repurchases                                                                                         $0.00

Total Fixed Rate Collections For The Period                                                                         $39,609,835.28


FLOATING RATE COLLATERAL

Receipts During the Period                                                                                          $2,902,146.39

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                  $0.00
    Government obligors                                                                                                      $0.00
          Total Warranty Repurchases                                                                                         $0.00

Total Floating Rate Collections For The Period                                                                       $2,902,146.39

 Pool Balance (Beg. of Collection Period)                                                                           $52,256,863.16
 Pool Balance (End of Collection Period)                                                                            $49,669,658.83

Total Collection                                                                                                    $42,511,981.67
Negative Carry Amount                                                                                                        $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                                 $186,158.51
Pre-Funding Account Reinvestment Income                                                                                      $0.00

 Total Distribution Amount                                                                                          $42,698,140.18

MISCELLANEOUS DATA

Fixed Rate Collateral
    Scheduled Amounts 30 - 59 days past due                                                                          $4,926,926.09
    Scheduled Amounts 60 days or more past due                                                                       $2,031,214.81
    Net Losses on Liquidated Receivables                                                                                $19,315.25
    Number of Loans at Beginning of Period                                                                                  19,789
    Number of Loans at End of Period                                                                                        19,280
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                 $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                       $0.00

 FIoating Rate Collateral
    Scheduled Amounts 30 - 59 days past due                                                                            $373,764.01
    Scheduled Amounts 60 days or more past due                                                                         $178,176.75
    Net Losses on Liquidated Receivables                                                                                 $3,173.79
    Number of Loans at Beginning of Period                                                                                   3,485
    Number of Loans at End of Period                                                                                         3,408
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                 $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                       $0.00

 Total Collateral
    Scheduled Amounts 30 - 59 days past due                                                                          $5,300,690.10
    Scheduled Amounts 60 days or more past due                                                                       $2,209,391.56
    Net Losses on Liquidated Receivables                                                                                $22,489.04
    Number of Loans at Beginning of Period                                                                                   23,274
    Number of Loans at End of Period                                                                                         22,688
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                 $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                       $0.00

    Pre-Funding Account Reinvestment Income                                                                                  $0.00


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date                                                                                                             15-Dec-98
Collection Period Begin Date                                                                                             06-Nov-98
Collection Period End Date                                                                                               04-Dec-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                            $523,417,647.26
 A-1 Note Beginning Principal Balance                                                                                        $0.00
 A-2 Note Beginning Principal Balance                                                                                $9,437,584.98
 A-3 Note Beginning Principal Balance                                                                              $237,000,000.00
 A-4 Note Beginning Principal Balance                                                                              $188,591,000.00
 B Note Beginning Principal Balance                                                                                 $52,256,862.33
 C Note Beginning Principal Balance                                                                                 $20,942,199.95
 Certificate Beginning Principal Balance                                                                            $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                                  $484,522,424.28
 A-1 Note Principal Balance (End of Period)                                                                                  $0.00
                            A-1 Note Pool Factor (End of Period)                                                         0.0000000
 A-2 Note Principal Balance (End of Period)                                                                                  $0.00
                            A-2 Note Pool Factor (End of Period)                                                         0.0000000
 A-3 Note Principal Balance (End of Period)                                                                        $211,685,401.69
                            A-3 Note Pool Factor (End of Period)                                                         0.8931873
 A-4 Note Principal Balance (End of Period)                                                                        $188,591,000.00
                            A-4 Note Pool Factor (End of Period)                                                         1.0000000
 B Note Principal Balance (End of Period)                                                                            49,669,658.00
                            B Note Pool Factor (End of Period)                                                           0.5070389
 C Note Principal Balance (End of Period)                                                                           $19,386,364.59
                            C Note Pool Factor (End of Period)                                                           0.5583791
 Certificate Principal Balance (End of Period)                                                                      $15,190,000.00
                            Certificate Pool Factor (End of Period)                                                      1.0000000

Fixed Rate Contract Value Decline                                                                                   $36,308,018.65
 Pool Balance (Beg. of Collection Period)                                                                          $471,289,238.55
 Pool Balance (End of Collection Period)                                                                           $434,981,219.90

Fixed Rate Distribution Amount (FxDA)                                                                               $39,795,993.79
 Total Collections and Investment Income for the Period                                                             $39,795,993.79
 Negative Carry Amount                                                                                                       $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                                                   $36,308,018.65

Floating  Rate Contract Value Decline                                                                                $2,587,204.33
 Pool Balance (Beg. of Collection Period)                                                                           $52,256,863.16
 Pool Balance (End of Collection Period)                                                                            $49,669,658.83

Floating Rate Distribution Amount (FltDA)                                                                            $2,902,146.39

Principal Allocation to Notes and Certificates
 A-1 Noteholders' Principal Distributable Amount                                                                             $0.00
 A-2 Noteholders' Principal Distributable Amount                                                                     $9,437,584.98
 A-3 Noteholders' Principal Distributable Amount                                                                    $25,314,598.31
 A-4 Noteholders' Principal Distributable Amount                                                                             $0.00
 B Noteholders' Principal Distributable Amount                                                                       $2,587,204.33
 C Noteholders' Principal Distributable Amount                                                                       $1,555,835.36
 Certificateholders' Principal Distributable Amount                                                                          $0.00

Interest Distributable Amount                                                                                        $1,470,367.35
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                          $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                     $44,961.18
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                  $1,232,400.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                  $1,007,390.26
 Noteholders' Interest Distributable Amount applicable to B Notes                                                      $230,592.83
 Noteholders' Interest Distributable Amount applicable to C Notes                                                      $111,866.25
 Certificateholders' Interest Distributable Amount                                                                      $81,139.92

Spread Account
 Beginning Spread Account Balance                                                                                   $17,359,205.00
 Deposit to Spread Account from Pre-Funding Account                                                                          $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                                $1,175,540.01
 Distribution from Spread Account for Interest / Principal Shortfall                                                         $0.00

 Specified Spread Account Balance                                                                                   $17,359,205.00
 Ending Spread Account Balance (after distributions)                                                                $17,359,205.00

Credit Enhancement                                                                                                            3.61%
 Spread account % of Ending Pool Balance                                                                                      3.58%
 Overcollateralization % of Ending Pool Balance                                                                               0.03%

Scheduled Amounts 30 - 59 days past due                                                                              $5,300,690.10
                            as % of Ending Pool Balance                                                                       1.09%
Scheduled Amounts 60 days or more past due                                                                           $2,209,391.56
                            as % of Ending Pool Balance                                                                       0.46%
Net Losses on Liquidated Receivables                                                                                    $22,489.04
                            as % of Ending Pool Balance                                                                       0.00%


 PART III -- SERVICING CALCULATIONS                                            15-Dec-98

 1.  Sources and Uses of Collection
        Account Balance                        Pool 1 Cutoff            Pool 1            Pool 2           Pool 3            Pool 4

 Fixed Rate Pool

 Wtd. Avg. APR                                         8.637%            8.637%            8.833%           8.872%            8.799%
 Fixed Rate Contract Value (Beg. of
   Collection Period), by origination pool                     $200,449,757.57    $71,533,539.89   $59,576,393.85   $139,729,547.24
 Fixed Rate Contract Value  (End of
    Collection Period), by origination        $358,115,964.52  $193,903,452.16    $68,115,257.32   $56,456,842.90   $116,505,667.52
 Fixed Rate Contract Value Decline                               $6,546,305.41     $3,418,282.57    $3,119,550.95    $23,223,879.72
                                                                          3.27%             4.78             5.24             16.62%
 Fixed Rate Initial Pool Balance                               $471,289,238.55
 Fixed Rate Pool Balance (End of
    Collection Period)                                         $434,981,219.90

 Fixed Rate Collections and Investment
    Income for the period                                       $39,795,993.79
 Negative Carry Amount                                                   $0.00

 Fixed Rate Distribution Amount (FxDA)                          $39,795,993.79
 Fixed Rate Principal Distribution
    Amount (FxPDA)                                              $36,308,018.65

 Initial C Percentage                                                    4.000%
 Fixed Rate Unscheduled Principal
   (per pool)                                                            $0.00             $0.00            $0.00     $8,157,804.57
 Total Fixed Rate Unscheduled Principal                          $8,157,804.57

 Floating Rate Pool

 Floating Rate Contract Value (Beg. of
    Collection Period)                                           $52,256,863.16
 Floating  Rate Contract Value  (End of
    Collection Period)                                           $49,669,658.83
 Floating Rate Contract Value Decline                             $2,587,204.33

 Floating Rate Distribution Amount (FltDA)                        $2,902,146.39
 Floating Rate Principal Distribution
    Amount  (FltPDA)                                              $2,587,204.33

 2.  Calculation of Distributable Amounts

 A-1 Note Beginning Principal Balance                                     $0.00
 A-1 Noteholders' Principal Carryover
        Shortfall (Previous Period)                                       $0.00
 A-1 Noteholders' Share of the Fixed Rate
        Principal Distribution Amount                                      0.00%
 A-1 Noteholders' Principal Distributable
        Amount                                                            $0.00

 Fixed Rate Principal Distribution
    Amount Remaining                                             $36,308,018.65
 Floating  Rate Principal Distribution
    Amount Remaining                                              $2,587,204.33

 A-2 Note Beginning Principal Balance                             $9,437,584.98
 A-2 Noteholders' Principal Carryover
        Shortfall (Previous Period)                                       $0.00
 A-2 Noteholders' Share of the Fixed Rate
        Principal Distribution Amount                                     25.99%
 A-2 Noteholders' Principal Distributable
        Amount                                                    $9,437,584.98

 Fixed Rate Principal Distribution
    Amount Remaining                                             $26,870,433.67
 Floating  Rate Principal Distribution
    Amount Remaining                                              $2,587,204.33

 A-3 Note Beginning Principal Balance                           $237,000,000.00
 A-3 Noteholders' Principal Carryover
        Shortfall (Previous Period)                                       $0.00
 A-3 Noteholders' Share of the Fixed Rate
        Principal Distribution Amount                                     69.72%
 A-3 Noteholders' Principal Distributable
        Amount                                                   $25,314,598.31

 Fixed Rate Principal Distribution
       Amount Remaining                                           $1,555,835.36
 Floating  Rate Principal Distribution
       Amount Remaining                                           $2,587,204.33

 A-4 Note Beginning Principal Balance                           $188,591,000.00
 A-4 Noteholders' Principal Carryover
        Shortfall (Previous Period)                                       $0.00
 A-4 Noteholders' Share of the Fixed Rate
        Principal Distribution Amount                                      0.00%
 A-4 Noteholders' Principal Distributable
        Amount                                                            $0.00

 Fixed Rate Principal Distribution
       Amount Remaining                                           $1,555,835.36
 Floating  Rate Principal Distribution
     Amount Remaining                                             $2,587,204.33

 B Note Beginning Principal Balance                              $52,256,862.33
 B Noteholders' Principal Carryover
      Shortfall (Previous Period)                                         $0.00
 B Noteholders' Share of the Floating
      Rate Principal Distribution Amount                                 100.00%
 B Noteholders' Principal Distributable
      Amount                                                      $2,587,204.33

 Fixed Rate Principal Distribution
     Amount Remaining                                             $1,555,835.36
 Floating  Rate Principal Distribution
    Amount Remaining                                                      $0.00

 C Note Beginning Principal Balance                              $20,942,199.95
 C Noteholders' Principal Carryover
      Shortfall (Previous Period)                                         $0.00
 C Noteholders' Share of the Fixed Rate &
      Floating Rate Principal Distribution
      Amounts                                                              4.00%
 C Noteholders' Principal Distributable
      Amount                                                      $1,555,835.36

 Fixed Rate Principal Distribution
      Amount Remaining                                                    $0.00
 Floating  Rate Principal Distribution
    Amount Remaining                                                      $0.00

 Certificate Beginning Principal Balance                         $15,190,000.00
 Certificateholders' Principal Carryover
    Shortfall (Previous Period)                                           $0.00
 Certificateholders' Share of the Fixed
    Rate & Floating Rate Principal
    Distribution Amounts                                                   0.00%
 Certificateholders' Principal
    Distributable Amount                                                  $0.00

 Interest Accrued on Class A-1 Notes
    this period                                        5.6120%            $0.00
 Noteholders' Interest Carryover Shortfall
    (Previous Period) applicable to A-1 Notes                             $0.00
 Interest Due (in Arrears) on above Shortfall                             $0.00
 Noteholders' Interest Distributable Amount
    applicable to A-1 Notes                                               $0.00

 Interest Accrued on Class A-2 Notes
    this period                                        5.9140%       $44,961.18
 Noteholders' Interest Carryover Shortfall
    (Previous Period) applicable to A-2 Notes                             $0.00


 Interest Due (in Arrears) on above Shortfall                             $0.00
 Noteholders' Interest Distributable Amount
     applicable to A-2 Notes                                          $44,961.18

 Interest Accrued on Class A-3 Notes this period        6.2400%    $1,232,400.00
 Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-3 Notes                             $0.00
 Interest Due (in Arrears) on above Shortfall                              $0.00
 Noteholders' Interest Distributable Amount
     applicable to A-3 Notes                                       $1,232,400.00

 Interest Accrued on Class A-4 Notes
     this period                                        6.4100%    $1,007,390.26
 Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-4 Notes                             $0.00
 Interest Due (in Arrears) on above Shortfall                              $0.00
 Noteholders' Interest Distributable Amount
     applicable to A-4 Notes                                       $1,007,390.26

 Interest Accrued on Class A-1, A-2, A-3
     and A-4 Notes this period                                     $2,284,751.44
 Offered Noteholders' Interest Carryover
     Shortfall (Previous Period)                                           $0.00
 Interest Due (in Arrears) on above Shortfall                              $0.00
 Offered Noteholders' Interest
     Distributable Amount                                          $2,284,751.44

 Class B Notes Net Funds Cap                                             7.48155%
 Class B Accrual Rate (Min(Net Funds Cap,
     1 Month Libor +20bp))                                               5.47781%
 Net Funds Cap?                                                               NO

 Interest Accrued on Class B Notes
     this period 1 Month Libor +                                     $230,592.83
 Noteholders' Interest Carryover Shortfall 1 Month Libor +
     (Previous Period) applicable to B Notes                               $0.00
 Interest Due (in Arrears) on above Shortfall                              $0.00
 Noteholders' Interest Distributable Amount
     applicable to B Notes                                           $230,592.83
 Preliminary Class B Net Funds Cap Carryover Amount                        $0.00

 Interest Accrued on Class C Notes this period          6.4100%      $111,866.25
 Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to C Notes                               $0.00
 Interest Due (in Arrears) on above Shortfall                              $0.00
 Noteholders' Interest Distributable Amount
     applicable to C Notes                                           $111,866.25

 Interest Accrued on Certificates this period           6.4100%       $81,139.92
 Certificateholders' Interest Carryover
     Shortfall (Previous Period)                                           $0.00
 Interest Due (in Arrears) on Above Shortfall                              $0.00
 Certificateholders' Interest Distributable Amount                    $81,139.92

 3.  Allocation of Fixed Rate and Floating Rate
      Distribution Amounts

 a. Fixed Rate Distribution Amount (FxDA)                         $39,795,993.79

 Fixed Rate Percentage of Administration Fee
      Shortfall (Previous Period)                                         $0.00
 Fixed Rate Percentage of Administration Fee
      Accrued during this Period                      $500.00           $150.03
 Fixed Rate Percentage of Administration Fee
      Paid this Period from FxDA                                        $150.03
 Fixed Rate Percentage of Administration Fee
     Shortfall                                                            $0.00

 Total Fixed Rate Distribution Amount Remaining                  $39,795,843.76

 Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-1 Notes                           $0.00
 Interest Due (in Arrears) on above Shortfall                            $0.00
 Interest Accrued on Class A-1 Notes this period                         $0.00
 Noteholders' Interest applicable to A-1 Notes
     Paid this Period from FxDA                                          $0.00
 Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-1 Notes                  $0.00

 Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-2 Notes                           $0.00
 Interest Due (in Arrears) on above Shortfall                            $0.00
 Interest Accrued on Class A-2 Notes this period                    $44,961.18
 Noteholders' Interest applicable to A-2 Notes
     Paid this Period from FxDA                                     $44,961.18
 Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-2 Notes                  $0.00

 Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-3 Notes                           $0.00
 Interest Due (in Arrears) on above Shortfall                            $0.00
 Interest Accrued on Class A-3 Notes this period                 $1,232,400.00
 Noteholders' Interest applicable to A-3 Notes
     Paid this Period from FxDA                                  $1,232,400.00
 Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-3 Notes                  $0.00

 Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-4 Notes                           $0.00
 Interest Due (in Arrears) on above Shortfall                            $0.00
 Interest Accrued on Class A-4 Notes this period                 $1,007,390.26
 Noteholders' Interest applicable to A-4 Notes
     Paid this Period from FxDA                                  $1,007,390.26
 Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-4 Notes                  $0.00

 Offered Noteholders' Interest Carryover Shortfall
     (Previous Period)                                                   $0.00
 Interest Due (in Arrears) on above Shortfall                            $0.00
 Interest Accrued on Class A-1, A-2, A-3 and
     A-4 Notes this period                                       $2,284,751.44
 Offered Noteholders' Interest Paid this
     Period from FxDA                                            $2,284,751.44
 Preliminary A Noteholders' Interest Carryover
     Shortfall (Current Period)                                          $0.00

 Total Fixed Rate Distribution Amount Remaining                 $37,511,092.32

 Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to C Notes                             $0.00
 Interest Due (in Arrears) on above Shortfall                            $0.00
 Interest Accrued on Class C Notes this period                     $111,866.25
 Noteholders' Interest applicable to C Notes
      Paid this Period from FxDA                                    $111,866.25
 Preliminary Noteholders' Interest Carryover
      Shortfall (Current Period) applicable to C Notes                    $0.00

 Total Fixed Rate Distribution Amount Remaining                  $37,399,226.07

 A-1 Noteholders' Principal Carryover Shortfall
      (Previous Period)                                                   $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount                  $0.00
 A-1 Noteholders' Principal Distributable Amount
      Paid from FxDA                                                      $0.00
 Preliminary A-1 Noteholders' Principal Carryover
      Shortfall (Current Period)                                          $0.00

 Total Fixed Rate Distribution Amount Remaining                  $37,399,226.07


 A-2 Noteholders' Principal Carryover Shortfall
      (Previous Period)                                                   $0.00
 A-2 Noteholders' Monthly Principal
      Distributable Amount                                        $9,437,584.98
 A-2 Noteholders' Principal Distributable
      Amount Paid from FxDA                                       $9,437,584.98
 Preliminary A-2 Noteholders' Principal Carryover
      Shortfall (Current Period)                                          $0.00

 Total Fixed Rate Distribution Amount Remaining                  $27,961,641.09

 A-3 Noteholders' Principal Carryover Shortfall
      (Previous Period)                                                   $0.00
 A-3 Noteholders' Monthly Principal
      Distributable Amount                                       $25,314,598.31
 A-3 Noteholders' Principal Distributable
      Amount Paid from FxDA                                      $25,314,598.31
 Preliminary A-3 Noteholders' Principal Carryover
      Shortfall (Current Period)                                          $0.00

 Total Fixed Rate Distribution Amount Remaining                   $2,647,042.78

 A-4 Noteholders' Principal Carryover Shortfall
      (Previous Period)                                                   $0.00
 A-4 Noteholders' Monthly Principal
      Distributable Amount                                                $0.00
 A-4 Noteholders' Principal Distributable
      Amount Paid from FxDA                                               $0.00
 Preliminary A-4 Noteholders' Principal Carryover
      Shortfall (Current Period)                                          $0.00

 Total Fixed Rate Excess Distribution Amount                      $2,647,042.78

 b. Floating  Rate Distribution Amount (FltDA)                    $2,902,146.39

 Floating Rate Percentage of Administration Fee
      Shortfall (Previous Period)                                         $0.00
 Floating Rate Percentage of Administration Fee
      Accrued during this Period                                         $16.64
 Floating Rate Percentage of Administration Fee
      Paid this Period from FltDA                                        $16.64
 Floating Rate Percentage of Administration Fee
      Shortfall                                                           $0.00

 Total Floating Rate Distribution Amount Remaining                $2,902,129.75

 Noteholders' Interest Carryover Shortfall
      (Previous Period) applicable to B Notes                             $0.00
 Interest Due (in Arrears) on above Shortfall                             $0.00
 Interest Accrued on Class B Notes this period                      $230,592.83
 Noteholders' Interest applicable to B Notes
      Paid this Period from FltDA                                   $230,592.83
 Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to B Notes                     $0.00

 Total Floating Rate Distribution Amount Remaining                $2,671,536.92

 B Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                    $0.00
 B Noteholders' Monthly Principal
     Distributable Amount                                         $2,587,204.33
 B Noteholders' Principal Distributable Amount
     Paid from FltDA                                              $2,587,204.33
 Preliminary B Noteholders' Principal Carryover
     Shortfall (Current Period)                                           $0.00

 Total Floating Rate Excess Distribution Amount                      $84,332.59

 c. Allocation of Fixed Rate Excess
     Distribution Amount                                          $2,647,042.78

 Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to B Notes                     $0.00
 B Noteholders' Interest Carryover Shortfall
     paid from Fx Excess DA                                               $0.00
 Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable
     to B Notes Remaining                                                 $0.00

 Preliminary B Noteholders' Principal Carryover
     Shortfall (Current Period)                                           $0.00
 B Noteholders' Principal Carryover Shortfall
     paid from Fx Excess DA                                               $0.00
 Preliminary B Noteholders' Principal Carryover
     Shortfall (Current Period) Remaining                                 $0.00

 Remaining Fixed Rate Excess Distribution Amount                  $2,647,042.78

 d. Allocation of Floating Rate Excess
     Distribution Amount                                             $84,332.59

 Preliminary A Noteholders' Interest Carryover
     Shortfall (Current Period)                                           $0.00
 A Noteholders' Interest Carryover Shortfall
     paid from Flt Excess DA                                              $0.00
 Preliminary A Noteholders' Interest Carryover
     Shortfall (Current Period) Remaining                                 $0.00

 Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to C Notes                     $0.00
 C Noteholders' Interest Carryover Shortfall
     paid from Flt Excess DA                                              $0.00
 Preliminary C Noteholders' Interest Carryover
     Shortfall (Current Period) Remaining                                 $0.00

 Preliminary A Noteholders' Principal Carryover
     Shortfall (Current Period)                                           $0.00
 A Noteholders' Principal Carryover Shortfall
     paid from Flt Excess DA                                              $0.00
 Preliminary A Noteholders' Principal Carryover
     Shortfall (Current Period) Remaining                                 $0.00

 Remaining Floating Rate Excess Distribution Amount                  $84,332.59

 e. Allocation of Remaining Fixed and Floating
     Rate Excess Distribution Amounts                             $2,731,375.37

 C Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                    $0.00
 C Noteholders' Monthly Principal
     Distributable Amount                                         $1,555,835.36
 C Noteholders' Principal Distributable Amount
     Paid from Fx and Flt Excess DA                               $1,555,835.36
 Preliminary C Noteholders' Principal Carryover
     Shortfall (Current Period)                                           $0.00

 Total Fixed and Floating Rate Excess Distribution
     Amount Remaining                                             $1,175,540.01

 4.  Reconciliation of Pre-Funding Account

 Beginning Pre-Funding Account Balance                                    $0.00

 New Collateral Purchased                                                 $0.00
 Deposit to Spread Account                         2.00%                  $0.00
 Payment to Seller                                                        $0.00

 Ending Pre-Funding Account Balance                                       $0.00

 Excess Pre-Funded Amount/(Payment to Seller)                             $0.00


 Adjusted Ending Pre-Funding Account Balance                               $0.00

 5.  Reconciliation of Negative Carry Account

 Beginning Negative Carry Account Balance       142 days                   $0.00

 Pre-Funded Percentage                                                     0.000%
 Negative Carry Withdrawls                                                 $0.00
 Cumulative Negative Carry Withdrawls                              $4,724,734.08
 Maximum Negative Carry Amount                    89 days                  $0.00
 Required Negative Carry Account Balance                                   $0.00
 Interim Ending Negative Carry Account Balance                             $0.00
 Negative Carry Amount Released to Seller                                  $0.00

 Ending Negative Carry Account Balance                                     $0.00

 6.  Distributions from Spread Account

 Beginning Spread Account Balance                                 $17,359,205.00
 Deposit to Spread Account from Pre-Funding Account                        $0.00
 Deposit to Spread Account from Excess Collections
     over Distributions                                            $1,175,540.01

 Distribution from Spread Account to Noteholders'
     Distr. Account                                                        $0.00
 Adj to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-1 Notes                    $0.00
 Adj to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-2 Notes                    $0.00
 Adj to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-3 Notes                    $0.00
 Adj to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-4 Notes                    $0.00
 Adj to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to B Notes                      $0.00

 Adj to Preliminary A-1 Noteholders' Principal Carryover
     Shortfall (Current Period)                                            $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover
     Shortfall (Current Period)                                            $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover
     Shortfall (Current Period)                                            $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover
     Shortfall (Current Period)                                            $0.00
 Adj to Preliminary B Noteholders' Principal Carryover
     Shortfall (Current Period)                                            $0.00

 Adj to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to C Notes                      $0.00
 Adj to Preliminary C Noteholders' Principal Carryover
     Shortfall (Current Period)                                            $0.00

 Preliminary Spread Account Balance Remaining                     $18,534,745.01

 Cumulative Realized Losses since 31-August-97
     (Cut-off Date)                                                  $259,695.43
 Are Cum. Realized Losses GREATER THAN 2.25%
     of Initial Pool Balance?                              NO
 12*(Realized Losses during Collection Period + Repos
     at end of Collection Period)                                    $231,783.00
 Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of
     Beg. Pool Balance?                                    NO
 60 day or GREATER THAN Delinquent Scheduled Amounts               $2,209,391.56
 Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25%
     OF Ending Pool Balance?                               NO
 Are any of the three conditions "YES"?                    NO

 Preliminary A-1 Note Principal Balance
     (End of Period)                                                        $0.00
 Preliminary A-2 Note Principal Balance
     (End of Period)                                                        $0.00
 Preliminary A-3 Note Principal Balance
     (End of Period)                                              $211,685,401.69
 Preliminary A-4 Note Principal Balance
     (End of Period)                                              $188,591,000.00
 Preliminary B Note Principal Balance
     (End of Period)                                               $49,669,658.00
 Preliminary C Note Principal Balance
     (End of Period)                                               $19,386,364.59
 Preliminary Total Principal Balance of Notes
     (End of Period)                                              $469,332,424.28

 Specified Spread Account Balance                                   17,359,205.00
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                     2.00%    17,359,205.00

 (b) the Note Balance                                              469,332,424.28

 Preliminary Spread Account Balance Remaining                      $18,534,745.01
 Preliminary Excess Amount in Spread Account                        $1,175,540.01
 Preliminary Shortfall Amount in Spread Account                             $0.00

 Deposit to Spread Account from Remaing Fixed and
     Floating Rate Excess Distribution                                      $0.00

 Spread Account Excess                                              $1,175,540.01

 Ending Spread Account Balance (after distributions)               $17,359,205.00
 Net Change in Spread Account Balance                                       $0.00

 7. Distribution to Class B Net Funds Cap,
     Certificate Distributions and Servicing Fees

 Total Fixed and Floating Rate Excess Distribution
     Amount Remaining                                               $1,175,540.01

 Preliminary Class B Net Funds Cap Carryover Amount                         $0.00
 Preliminary Class B Net Funds Cap Carryover Amount
     Paid from Fixed and Floating Rate Excess                               $0.00
 Class B Net Funds Cap Carryover Amount                                     $0.00

 Total Fixed and Floating Rate Excess
     Distribution Amount Remaining                                   $1,175,540.01

 Certificateholders' Interest Carryover Shortfall
     (Previous Period)                                                       $0.00
 Interest Due (in Arrears) on Above Shortfall                                $0.00
 Interest Accrued on Certificates this period                           $81,139.92
 Certificateholders' Interest Paid from Fixed and
     Floating Rate Excess Distribution                                  $81,139.92
 Preliminary Certificateholders' Interest Carryover
     Shortfall (Current Period)                                              $0.00

 Total Fixed and Floating Rate Excess Distribution
     Amount Remaining                                                 $1,094,400.09


 Certificateholders' Principal Carryover Shortfall
     (Previous Period)                                                       $0.00
 Certificateholders' Principal Distributable Amount
     applicable to current period                                            $0.00
 Certificateholders' Principal Distributable Amount
     Paid from Fixed and Floating Rate Excess Distrbution                    $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall
     (Current Period)                                                        $0.00

 Total Fixed and Floating Rate Excess Distribution
     Amount Remaining                                                $1,094,400.09

 Servicing Fee Shortfall (Previous Period)                                    0.00
 Servicing Fees Accrued during this Period            1.00%            $436,288.42
 Servicing Fees Paid this Period from Fixed and
     Floating Rate Excess                                              $436,288.42
 Adjustment to Servicing Fee                                                 $0.00
 Adjustment to Excess Distribution Amount Remaining                          $0.00
 Servicing Fee Shortfall                                                     $0.00

 Total Fixed and Floating Rate Excess Distribution
     Amount Remaining                                                  $658,111.68

 8.  Ending Balances

 Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-1 Notes                                $0.00
 Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-2 Notes                                $0.00
 Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-3 Notes                                $0.00
 Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-4 Notes                                $0.00
 Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to B Notes                                  $0.00
 Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to C Notes                                  $0.00
 A-1 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                        $0.00
 A-2 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                        $0.00
 A-3 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                        $0.00
 A-4 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                        $0.00
 B Noteholders' Principal Carryover Shortfall
     (Current Period)                                                        $0.00
 C Noteholders' Principal Carryover Shortfall
     (Current Period)                                                        $0.00
 Certificateholders' Interest Carryover
     Shortfall  (Ending Balance)                                             $0.00
 Certificateholders' Principal Carryover
     Shortfall  (Ending Balance)                                             $0.00

 A-1 Note Principal Balance (End of Period)                                  $0.00
 A-2 Note Principal Balance (End of Period)                                  $0.00
 A-3 Note Principal Balance (End of Period)                        $211,685,401.69
 A-4 Note Principal Balance (End of Period)                        $188,591,000.00
 B Note Principal Balance (End of Period)                           $49,669,658.00
 C Note Principal Balance (End of Period)                           $19,386,364.59
 Certificate Principal Balance (End of Period)                      $15,190,000.00
 Total Principal Balance of Notes and
     Certificates (End of Period)                                  $484,522,424.28

 A-1 Note Pool Factor (End of Period)       $90,000,000.00               0.0000000
 A-2 Note Pool Factor (End of Period)      $204,500,000.00               0.0000000
 A-3 Note Pool Factor (End of Period)      $237,000,000.00               0.8931873
 A-4 Note Pool Factor (End of Period)      $188,591,000.00               1.0000000
 B Note Pool Factor (End of Period)         $97,960,250.00               0.5070389
 C Note Pool Factor (End of Period)         $34,719,000.00               0.5583791
 Certificate Pool Factor (End of Period)    $15,190,000.00               1.0000000
 Total Notes & Certificates Pool Factor
     (End of Period)                                                     0.5582311

 Specified Spread Account Balance
     (after all distributions and adjustments)                      $17,359,205.00


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                                            15-Dec-98

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                             $0.00
        per $1,000 original principal amount:                                                                                $0.00

 (b)   A-2 Notes:                                                                                                    $9,437,584.98
         per $1,000 original principal amount:                                                                              $46.15

 (c)   A-3 Notes:                                                                                                   $25,314,598.31
         per $1,000 original principal amount:                                                                             $106.81

 (d)   A-4 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                               $0.00

 (e)   B Notes:                                                                                                      $2,587,204.33
         per $1,000 original principal amount:                                                                              $26.41

 (f)   C Notes:                                                                                                      $1,555,835.36
         per $1,000 original principal amount:                                                                              $44.81

 (g)   Total                                                                                                        $38,895,222.98

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                                             $0.00
        per $1,000 original principal amount:                                                                                $0.00

 (b)   A-2 Notes:                                                                                                       $44,961.18
         per $1,000 original principal amount:                                                                               $0.22

 (c)  A-3 Notes:                                                                                                     $1,232,400.00
        per $1,000 original principal amount:                                                                                $5.20

 (d)  A-4 Notes:                                                                                                     $1,007,390.26
        per $1,000 original principal amount:                                                                                $5.34

 (e)   B Notes:                                                                                                        $230,592.83
         per $1,000 original principal amount:                                                                               $2.35

 (f)  C Notes:                                                                                                         $111,866.25
         per $1,000 original principal amount:                                                                               $3.22

 (g)   Total                                                                                                         $2,627,210.52

(3) Pool Balance at the end of the related Collection Period                                                       $484,650,878.73

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                         $0.00
      (ii)  A-1 Note Pool Factor:                                                                                        0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                         $0.00
      (ii)  A-2 Note Pool Factor:                                                                                        0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                               $211,685,401.69
      (ii)  A-3 Note Pool Factor:                                                                                        0.8931873

 (d) (i)  outstanding principal amount of A-4 Notes:                                                               $188,591,000.00
      (ii)  A-4 Note Pool Factor:                                                                                        1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                                  $49,669,658.00
      (ii)  B Note Pool Factor:                                                                                          0.5070389

 (f) (i)  outstanding principal amount of C Notes:                                                                  $19,386,364.59
      (ii)  C Note Pool Factor:                                                                                          0.5583791

 (g) (i)  Certificate Balance                                                                                       $15,190,000.00
      (ii)  Certificate Pool Factor:                                                                                     1.0000000

(5)  Amount of Servicing Fee:                                                                                          $436,288.42
      per $1,000 Beginning of Collection Period:                                                                        1.72646216

(6)  Amount of Administration Fee:                                                                                         $166.67
      per $1,000 Beginning of Collection Period:                                                                        0.00065953

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $22,489.04

(9)  Amount in Spread Account:                                                                                      $17,359,205.00


(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                                            15-Dec-98

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                             $0.00
        per $1,000 original principal amount:                                                                                $0.00

 (b)  A-2 Notes:                                                                                                     $9,437,584.98
        per $1,000 original principal amount:                                                                               $46.15

 (c)  A-3 Notes:                                                                                                    $25,314,598.31
        per $1,000 original principal amount:                                                                              $106.81

 (d)  A-4 Notes:                                                                                                             $0.00
        per $1,000 original principal amount:                                                                                $0.00

 (e)  B Notes:                                                                                                       $2,587,204.33
        per $1,000 original principal amount:                                                                               $26.41

 (f)  C Notes:                                                                                                       $1,555,835.36
        per $1,000 original principal amount:                                                                               $44.81

 (g)  Certificates:                                                                                                          $0.00
        per $1,000 original principal amount:                                                                                $0.00

 (h)  Total:                                                                                                        $38,895,222.98

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                             $0.00
        per $1,000 original principal amount:                                                                                $0.00

 (b)  A-2 Notes:                                                                                                        $44,961.18
        per $1,000 original principal amount:                                                                                $0.22

 (c)  A-3 Notes:                                                                                                     $1,232,400.00
        per $1,000 original principal amount:                                                                                $5.20

 (d)  A-4 Notes:                                                                                                     $1,007,390.26
        per $1,000 original principal amount:                                                                                $5.34

 (e)  B Notes:                                                                                                         $230,592.83
        per $1,000 original principal amount:                                                                                $2.35

 (f)  C Notes:                                                                                                         $111,866.25
        per $1,000 original principal amount:                                                                                $3.22

 (g)  Certificates:                                                                                                     $81,139.92
        per $1,000 original principal amount:                                                                                $5.34

 (h)  Total:                                                                                                         $2,477,757.61

(3)  Pool Balance at end of related Collection Period:                                                             $484,650,878.73

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                         $0.00
      (ii)  A-1 Note Pool Factor:                                                                                        0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                         $0.00
      (ii)  A-2 Note Pool Factor:                                                                                        0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                               $211,685,401.69
      (ii)  A-3 Note Pool Factor:                                                                                        0.8931873

 (d) (i)  outstanding principal amount of A-4 Notes:                                                               $188,591,000.00
      (ii)  A-4 Note Pool Factor:                                                                                        1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                                  $49,669,658.00
      (ii)  B Note Pool Factor:                                                                                          0.5070389

 (f) (i)  outstanding principal amount of C Notes:                                                                  $19,386,364.59
      (ii)  C Note Pool Factor:                                                                                          0.5583791

 (g) (i)  Certificate Balance                                                                                       $15,190,000.00
      (ii)  Certificate Pool Factor:                                                                                     1.0000000

(5)  Amount of Servicing Fee:                                                                                          $436,288.42
      per $1,000 Beginning of Collection Period:                                                                         1.7264622

(6)  Amount of Administration Fee:                                                                                         $166.67
      per $1,000 Beginning of Collection Period:                                                                         0.0006595


(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $22,489.04

(9)  Amount in Spread Account:                                                                                      $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00


CASE EQUIPMENT LOAN TRUST 1997-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                                            15-Dec-98

(1)  Payment of Administration Fee to Administrator:                                                                       $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                    $2,627,210.52

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                           $38,895,222.98

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                        $81,139.92

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                             $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                             $436,288.42

(7) Release to Seller from Excess Collections over Distributions                                                       $658,111.68

Check for Error                                                                                                           NO ERROR
Sum of Above Distributions                                                                                          $42,698,140.18
Total Distribution Amount plus Releases to Seller                                                                   $42,698,140.18


CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                                            15-Dec-98
(1)  Total Distribution Amount:                                                                                     $42,698,140.18

(2)  Administration Fee:                                                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                     $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                      $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                $44,961.18

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                      $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                             $1,232,400.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                      $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                             $1,007,390.26

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                     $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                                $230,592.83

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                       $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                                                $111,866.25

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                                       $0.00

(15)  Offered Noteholders' Interest Distributable Amount'                                                            $2,627,210.52
        deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                             0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                                       $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                       $9,437,584.98

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                            25.99%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                               $9,437,584.98

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                      $25,314,598.31

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                            69.72%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                                              $25,314,598.31

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                             0.00%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                                       $0.00

(32)  B Noteholders' Monthly Principal Distributable Amount:                                                         $2,587,204.33

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                                          100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(35)  B Noteholders' Principal Distributable Amount:                                                                 $2,587,204.33

(36)  C Noteholders' Monthly Principal Distributable Amount:                                                         $1,555,835.36

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders                               4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(39)  C Noteholders' Principal Distributable Amount:                                                                 $1,555,835.36

(40)  Noteholders' Principal Distribution Amount:                                                                   $38,895,222.98


(41)  Noteholders' Distributable Amount:                                                                            $41,522,433.50


(42)  Deposit to Spread Account (from excess collections):                                                           $1,175,540.01

(43)  Specified Spread Account Balance (after all distributions and adjustments) :                                  $17,359,205.00
 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                              $17,359,205.00


 (b) the Note Balance                                                                                              $469,332,424.28

(44)  Spread Account Balance over the Specified Spread Account Balance:                                              $1,175,540.01

(45) Class B Net Funds Cap Carryover Amount paid from Excess                                                                 $0.00

(46) Ending Class B Net Funds Cap Carryover Amount                                                                           $0.00

(47)  Certificateholders' Interest Distributable Amount:                                                                $81,139.92

(48)  Certificateholders' Interest Carryover Shortfall:                                                                      $0.00

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificate holders                         0.00%

(50) Certificateholders' Principal Distributable Amount applicable to current period                                         $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                                     $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                                    $0.00

(53)  Certificateholders' Distributable Amount:                                                                         $81,139.92

(54)  Servicing Fee:                                                                                                   $436,288.42

(55)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                 $658,111.68
 (b) Release of Excess Amount in Negative Carry Account                                                                      $0.00


(56)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                          $0.00

(57)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                 $523,546,101.71

(58)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                       $0.00
           A-1 Note Pool Factor:                                                                                         0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                       $0.00
           A-2 Note Pool Factor:                                                                                         0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                             $211,685,401.69
           A-3 Note Pool Factor:                                                                                         0.8931873

           Outstanding Principal Balance of A-4 Notes:                                                             $188,591,000.00
           A-4 Note Pool Factor:                                                                                         1.0000000

           Outstanding Principal Balance of B Notes:                                                                $49,669,658.00
           B Note Pool Factor:                                                                                           0.5070389

           Outstanding Principal Balance of C Notes:                                                                $19,386,364.59
           C Note Pool Factor:                                                                                           0.5583791

           Outstanding Principal Balance of the Certificates:                                                       $15,190,000.00
           Certificate Pool Factor:                                                                                      1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                                              $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                                            $22,489.04

(61)  Spread Account Balance after giving effect to all distributions:                                              $17,359,205.00



                                                                   24-Dec-98


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1997-B

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1997-B is provided to Moody's for the following collection period.

          Pool Balance on                                                                                                06-Nov-98
                                                                                                                   $523,546,101.71
          Pool Balance on                                                                                                04-Dec-98
                                                                                                                   $484,650,878.73

          Realized Losses during collection period:                                                                     $22,489.04

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                                                              $2,209,391.56

          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection period:                                                               $0.00

Total Collections During the Collection Period:                                                                     $42,698,140.18

Sincerely,




Ralph Than
Case Credit Corporation


CASE EQUIPMENT LOAN TRUST 1997-B
SCHEDULED CASH FLOWS

                                                                                   Pool 1
                                                                                   End of Period
                                      Payment Date                                 Scheduled CV


                                                                                 0          358,115,964.52
                                                                    09/15/97     1          352,856,534.45
                                                                    10/15/97     2          348,861,445.74
                                                                    11/15/97     3          344,387,765.61
                                                                    12/15/97     4          336,419,593.41
                                                                    01/15/98     5          330,511,950.03
                                                                    02/15/98     6          326,658,126.46
                                                                    03/15/98     7          322,688,521.96
                                                                    04/15/98     8          316,525,679.91
                                                                    05/15/98     9          306,754,986.39
                                                                    06/15/98    10          294,318,854.68
                                                                    07/15/98    11          282,299,717.76
                                                                    08/15/98    12          272,663,810.49
                                                                    09/15/98    13          267,695,349.80
                                                                    10/15/98    14          263,322,263.94
                                                                    11/15/98    15          258,393,480.56
                                                                    12/15/98    16          249,827,468.39
                                                                    01/15/99    17          243,659,585.43
                                                                    02/15/99    18          239,541,053.84
                                                                    03/15/99    19          235,277,345.16
                                                                    04/15/99    20          228,803,292.98
                                                                    05/15/99    21          218,744,490.40
                                                                    06/15/99    22          206,098,531.10
                                                                    07/15/99    23          193,820,661.78
                                                                    08/15/99    24          184,004,758.01
                                                                    09/15/99    25          178,704,770.38
                                                                    10/15/99    26          174,250,642.27
                                                                    11/15/99    27          169,080,395.36
                                                                    12/15/99    28          160,521,635.86
                                                                    01/15/00    29          154,193,991.73
                                                                    02/15/00    30          149,745,849.93
                                                                    03/15/00    31          145,213,823.03
                                                                    04/15/00    32          138,589,009.70
                                                                    05/15/00    33          128,423,785.42
                                                                    06/15/00    34          116,112,559.06
                                                                    07/15/00    35          104,405,368.67
                                                                    08/15/00    36           95,228,102.42
                                                                    09/15/00    37           90,783,526.23
                                                                    10/15/00    38           87,082,094.71
                                                                    11/15/00    39           82,818,924.59
                                                                    12/15/00    40           75,757,902.44
                                                                    01/15/01    41           70,859,731.56
                                                                    02/15/01    42           67,297,596.68
                                                                    03/15/01    43           63,739,143.35
                                                                    04/15/01    44           58,950,177.74
                                                                    05/15/01    45           52,265,603.83
                                                                    06/15/01    46           44,343,612.40
                                                                    07/15/01    47           36,686,209.28
                                                                    08/15/01    48           31,098,890.50
                                                                    09/15/01    49           29,099,574.14
                                                                    10/15/01    50           27,892,070.30
                                                                    11/15/01    51           26,374,565.81
                                                                    12/15/01    52           22,659,149.24
                                                                    01/15/02    53           20,340,419.79
                                                                    02/15/02    54           19,131,475.59
                                                                    03/15/02    55           18,009,324.03
                                                                    04/15/02    56           16,320,578.86
                                                                    05/15/02    57           13,824,872.10
                                                                    06/15/02    58           10,028,742.11
                                                                    07/15/02    59            5,938,381.89
                                                                    08/15/02    60            2,664,178.99
                                                                    09/15/02    61            1,843,475.82
                                                                    10/15/02    62            1,649,009.35
                                                                    11/15/02    63            1,354,055.46
                                                                    12/15/02    64              839,791.71
                                                                    01/15/03    65              714,462.93
                                                                    02/15/03    66              684,265.96
                                                                    03/15/03    67              579,289.74
                                                                    04/15/03    68              416,366.55
                                                                    05/15/03    69              316,488.36
                                                                    06/15/03    70              129,056.33
                                                                    07/15/03    71                    0.00
                                                                    08/15/03    72                    0.00
                                                                    09/15/03    73                    0.00
                                                                                74                    0.00


CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005  NPV Data Input Section
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005     Scheduled cash flows as of the indicated cutoff date
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005      Row 0 is total delinquent amount valued without discounting


Prepared by  Shawn Ostrowski  (414) 636-5284

                             04-Dec-98            04-Dec-98            04-Dec-98            04-Dec-98            04-Dec-98
                                Pool 1               Pool 2               Pool 3               Pool 4               Pool 5
                0         10,243,053.06         1,355,167.78         1,477,342.36           764,584.09             5,932.57
                1         19,425,411.58         3,694,382.72         2,723,068.57         1,521,949.44            29,970.31
                2          7,099,724.00         7,434,097.85         2,233,398.48         1,094,648.82            27,673.96
                3          3,748,733.63         4,249,073.84         7,677,481.53         1,313,988.09            13,889.17
                4          3,290,560.45         1,454,547.56         5,192,509.58         3,944,259.66            34,232.64
                5          3,096,288.69         1,465,686.15         1,545,800.64         2,477,271.69            73,977.65
                6          3,137,273.23         1,317,143.93         1,486,941.07         1,005,378.38            15,822.82
                7          3,534,362.93         1,414,598.98         1,546,682.38           980,533.55             2,319.53
                8          3,809,735.43         1,625,393.06         1,700,752.01         1,027,064.15            27,673.96
                9          4,936,370.13         1,761,711.57         2,047,691.16         1,155,033.76            29,970.31
               10          3,806,444.04         1,374,439.86         1,658,315.63         1,167,105.49            13,889.17
               11          4,287,304.59         1,572,121.30         1,537,569.30         1,028,902.63            34,539.43
               12         15,846,915.81         1,907,606.82         2,452,768.54         1,182,691.52            15,932.57
               13         18,749,191.17         3,645,667.73         2,665,210.05         1,348,656.95            29,970.31
               14          6,973,583.62         7,298,486.01         2,195,202.83         1,054,313.43            27,673.96
               15          3,365,680.55         4,111,663.46         7,551,344.02         1,274,286.70            13,889.17
               16          2,949,055.23         1,484,811.02         5,023,591.26         3,847,683.64            34,232.64
               17          2,822,274.12         1,332,381.78         1,390,102.56         2,427,823.67            45,614.64
               18          2,847,022.71         1,181,599.48         1,329,673.12           963,963.89            15,822.82
               19          3,157,234.39         1,287,580.34         1,378,010.47           940,069.95             2,319.53
               20          3,496,013.49         1,508,497.37         1,522,232.47           976,038.73            27,673.96
               21          4,467,626.44         1,610,699.04         1,882,817.38         1,116,037.97            29,970.31
               22          3,466,101.59         1,230,152.09         1,492,451.76         1,092,770.61            13,889.17
               23          3,939,484.97         1,427,836.52         1,376,856.52           972,011.04            34,539.43
               24         15,264,956.12         1,756,673.31         2,264,054.52         1,103,036.75            15,932.57
               25         17,614,057.37         3,463,552.91         2,447,893.96         1,276,519.18            29,970.31
               26          6,014,325.03         6,892,800.64         2,024,998.80         1,013,316.95            27,673.96
               27          2,630,211.62         3,775,502.08         7,284,509.66         1,210,382.04            13,889.17
               28          2,242,193.81         1,040,893.23         4,584,483.35         3,651,483.18            34,232.64
               29          2,101,589.34         1,007,370.08         1,105,956.73         2,234,540.25            38,027.65
               30          2,082,906.13           863,576.90           996,640.99           773,122.37            12,743.55
               31          2,270,102.16           965,395.23         1,019,743.12           755,924.77             2,319.53
               32          2,697,226.01         1,150,215.00         1,140,735.19           802,122.70            27,673.96
               33          3,517,331.50         1,174,900.09         1,361,083.17           929,770.71            29,970.31
               34          2,632,315.74           887,963.64         1,095,213.76           890,437.70            13,889.17
               35          2,987,354.16         1,070,582.37           982,537.41           783,909.80            34,539.43
               36         12,777,707.53         1,271,282.77         1,769,507.62           862,980.34            13,889.17
               37         13,617,483.51         2,894,475.79         1,785,892.99         1,028,268.93            29,970.31
               38          4,268,718.70         4,905,989.44         1,557,385.25           839,355.60            27,673.96
               39          1,421,061.62         2,538,799.12         4,962,714.55         1,042,824.29            13,889.17
               40          1,046,416.09           503,026.37         3,013,041.86         3,081,795.36            34,232.64
               41            895,643.51           383,134.43           658,838.57         1,518,567.09            34,539.43
               42            877,332.71           333,937.38           363,913.55           288,449.74            12,138.58
               43          1,029,222.05           350,526.73           395,195.83           244,063.02             1,714.56
               44          1,209,592.92           514,767.72           553,360.10           308,161.17            27,068.99
               45          2,074,092.26           557,405.26           561,171.82           392,857.97            13,284.20
               46          1,448,960.97           357,305.19           421,434.38           322,521.88            13,284.20
               47          1,686,614.22           436,046.81           343,107.05           260,449.96            33,934.46
               48          9,978,683.36           611,822.67           731,244.76           278,954.07            13,284.20
               49         10,332,241.06         2,114,655.65         1,042,711.83           486,354.85            13,284.20
               50          2,718,327.01         3,270,120.56         1,010,706.20           296,363.70            27,068.99
               51            388,156.06         1,266,720.94         3,587,137.57           523,255.45            13,284.20
               52            206,645.17           165,971.71         1,704,847.06         1,836,130.47            33,627.67
               53             88,543.79            56,229.44           117,032.49           750,148.02            33,934.46
               54             21,078.16             8,922.70           103,910.95            81,448.64            24,208.81
               55             33,148.80            20,459.18            63,079.26             2,190.77                 0.00
               56            150,184.51            68,999.39            22,211.70            19,828.82                 0.00
               57            120,657.01            32,189.86            31,394.35            66,357.31                 0.00
               58            135,835.91             7,144.08            16,161.84            21,738.25                 0.00
               59            143,378.06            31,367.97                 0.00            20,654.60                 0.00
               60            399,327.45            45,344.72            56,987.58             1,253.18                 0.00
               61            261,767.33           420,974.14            23,920.99            13,253.17                 0.00
               62                  0.00           167,025.39            26,710.52             1,253.18                 0.00
               63                  0.00                 0.00           139,928.13            93,127.58                 0.00
               64                  0.00                 0.00                 0.00           146,039.51                 0.00
               65                  0.00                 0.00                 0.00                 0.00                 0.00
               66                  0.00                 0.00                 0.00                 0.00                 0.00
               67                  0.00                 0.00                 0.00                 0.00                 0.00
               68                  0.00                 0.00                 0.00                 0.00                 0.00
               69                  0.00                 0.00                 0.00                 0.00                 0.00
               70                  0.00                 0.00                 0.00                 0.00                 0.00
               71                  0.00                 0.00                 0.00                 0.00                 0.00
               72                  0.00                 0.00                 0.00                 0.00                 0.00
               73                  0.00                 0.00                 0.00                 0.00                 0.00

Total Time Balance
of Scheduled Cash Flows  271,880,834.61       104,129,417.15       112,459,213.15        64,930,281.17         1,296,594.48


CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Shawn Ostrowski  (414) 636-5284
Scheduled Payment Date                                                                             12/17/98              15-Dec-98
Actual Payment Date                                                                                                      15-Dec-98
Collection Period Begin Date                                                                                             06-Nov-98
Collection Period End Date                                                                         31-Jan-98             04-Dec-98
Days in accrual period (30/360)                                                                                                 30
Days in accrual period (ACT/360)                                                                                                29

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                         $30,376,331.54

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                  $0.00
    Government obligors                                                                                                      $0.00
          Total Warranty Repurchases                                                                                         $0.00

Total Collections For The Period                                                                                    $30,376,331.54

  Pool Balance (Beg. of Collection Period)                                                                         $502,789,604.60
  Pool Balance (End of Collection Period)                                                                          $475,846,858.58

Total Collection                                                                                                    $30,376,331.54
Negative Carry Withdrawls                                                                                                    $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                                 $115,068.14
Pre-Funding Account Reinvestment Income                                                                                      $0.00

  Total Distribution Amount                                                                                         $30,491,399.68

MISCELLANEOUS DATA

  TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                          $1,743,786.56
    Scheduled Amounts 60 days or more past due                                                                         $701,622.03
    Net Losses on Liquidated Receivables                                                                                 $5,691.16
    Number of Loans at Beginning of Period                                                                                  14,823
    Number of Loans at End of Period                                                                                        14,471
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                 $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                       $0.00

    Pre-Funding Account Reinvestment Income                                                                                  $0.00



CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                                                                                      15-Dec-98
Collection Period Begin Date                                                                                             06-Nov-98
Collection Period End Date                                                                                               04-Dec-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                            $502,789,604.60
  A-1 Note Beginning Principal Balance                                                                                       $0.00
  A-2 Note Beginning Principal Balance                                                                             $145,541,020.42
  A-3 Note Beginning Principal Balance                                                                             $145,750,000.00
  A-4 Note Beginning Principal Balance                                                                             $180,449,000.00
  B Note Beginning Principal Balance                                                                                $20,111,584.18
  Certificate Beginning Principal Balance                                                                           $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                                  $475,846,858.58
  A-1 Note Principal Balance (End of Period)                                                                                 $0.00
                             A-1 Note Pool Factor (End of Period)                                                        0.0000000
  A-2 Note Principal Balance (End of Period)                                                                       $119,675,984.24
                             A-2 Note Pool Factor (End of Period)                                                        0.6273970
  A-3 Note Principal Balance (End of Period)                                                                       $145,750,000.00
                             A-3 Note Pool Factor (End of Period)                                                        1.0000000
  A-4 Note Principal Balance (End of Period)                                                                       $180,449,000.00
                             A-4 Note Pool Factor (End of Period)                                                        1.0000000
  B Note Principal Balance (End of Period)                                                                          $19,033,874.34
                             B Note Pool Factor (End of Period)                                                          0.7613550
  Certificate Principal Balance (End of Period)                                                                     $10,938,000.00
                             Certificate Pool Factor (End of Period)                                                     1.0000000

COLLATERAL VALUE DECLINE                                                                                            $26,942,746.02
  Pool Balance (Beg. of Collection Period)                                                                         $502,789,604.60
  Pool Balance (End of Collection Period)                                                                          $475,846,858.58

Total Distribution Amount (TDA)                                                                                     $30,491,399.68
  Total Collections and Investment Income for the Period                                                            $30,491,399.68
  Negative Carry Withdrawls                                                                                                  $0.00

Principal Distribution Amount  (PDA)                                                                                $26,942,746.02

Principal Allocation to Notes and Certificates                                                                      $26,942,746.02
  A-1 Noteholders' Principal Distributable Amount                                                                            $0.00
  A-2 Noteholders' Principal Distributable Amount                                                                   $25,865,036.18
  A-3 Noteholders' Principal Distributable Amount                                                                            $0.00
  A-4 Noteholders' Principal Distributable Amount                                                                            $0.00
  B Noteholders' Principal Distributable Amount                                                                      $1,077,709.84
  Certificateholders' Principal Distributable Amount                                                                         $0.00

Interest Distributable Amount                                                                                        $2,383,161.44
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                         $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                   $655,613.78
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                   $697,170.83
  Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                   $876,681.39
  Noteholders' Interest Distributable Amount applicable to B Notes                                                      $99,552.34
  Certificateholders' Interest Distributable Amount                                                                     $54,143.10

Spread Account
  Beginning Spread Account Balance                                                                                  $12,499,977.37
  Deposit to Spread Account from Pre-Funding Account                                                                         $0.00
  Deposit to Spread Account from Excess Collections over Distributions                                               $1,219,468.65
  Distribution from Spread Account for Interest / Principal Shortfall                                                        $0.00

  Specified Spread Account Balance                                                                                  $12,499,977.37
  Ending Spread Account Balance (after distributions)                                                               $12,499,977.37

Credit Enhancement                                                                                                            2.63%
  Spread account % of Ending Pool Balance                                                                                     2.63%
  Overcollateralization % of Ending Pool Balance                                                                              0.00%

Scheduled Amounts 30 - 59 days past due                                                                              $1,743,786.56
                             as % of Ending Pool Balance                                                                      0.37%
Scheduled Amounts 60 days or more past due                                                                             $701,622.03
                             as % of Ending Pool Balance                                                                      0.15%
Net Losses on Liquidated Receivables                                                                                     $5,691.16
                             as % of Ending Pool Balance                                                                      0.00%


  PART III -- SERVICING CALCULATIONS                                                                                     15-Dec-98

  1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE             Pool 1         Pool 2         Pool 3         Pool 4        Pool 5


  Wtd. Avg. APR                                                  8.758%         8.597%         8.491%         9.174%        9.428%
  Contract Value (Beg. of Collection Period),
   by origination pool                                  $252,279,866.74 $93,413,833.91 $99,687,305.30 $56,256,437.33 $1,152,161.32
  Contract Value  (End of Collection Period),
   by origination pool                                  $233,261,231.56 $89,752,027.68 $96,834,879.51 $54,933,856.85 $1,064,862.98
  Contract Value Decline                                 $19,018,635.18  $3,661,806.23  $2,852,425.79  $1,322,580.48    $87,298.34
                                                                  7.54%          3.92%          2.86%          2.35%         7.58%
  Initial Pool Balance                                  $624,998,868.47
  Pool Balance (End of Collection Period)               $475,846,858.58

  Collections and Investment Income for the
   period                                                $30,491,399.68
  Negative Carry Withdrawls                                       $0.00

  Total Distribution Amount (TDA)                        $30,491,399.68
  Principal Distribution Amount (PDA)                    $26,942,746.02

  Initial B Percentage                                            4.000%
  Unscheduled Principal (per pool)                          $112,366.28  $1,087,539.25     $96,804.62          $0.00    $75,061.42
  Total Unscheduled Principal                             $1,371,771.57

  2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

  A-1 Note Beginning Principal Balance                            $0.00
  A-1 Noteholders' Principal Carryover
   Shortfall (Previous Period)                                    $0.00
  A-1 Noteholders' Share of the Principal
   Distribution Amount                                             0.00%
  Preliminary A-1 Noteholders' Principal;
   Distributable Amount                                           $0.00
  One-Time Excess Prefunding Account Payment                      $0.00
  A-1 Noteholders' Principal Distributable Amount                 $0.00

  Principal Distribution Amount Remaining                $26,942,746.02

  A-2 Note Beginning Principal Balance                  $145,541,020.42
  A-2 Noteholders' Principal Carryover Shortfall
   (Previous Period)                                              $0.00
  A-2 Noteholders' Share of the Principal
   Distribution Amount                                            96.00%
  A-2 Noteholders' Principal Distributable Amount        $25,865,036.18

  Principal Distribution Amount Remaining                 $1,077,709.84

  A-3 Note Beginning Principal Balance                  $145,750,000.00
  A-3 Noteholders' Principal Carryover Shortfall
   (Previous Period)                                              $0.00
  A-3 Noteholders' Share of the Principal
   Distribution Amount                                             0.00%
  A-3 Noteholders' Principal Distributable Amount                 $0.00

  Principal Distribution Amount Remaining                 $1,077,709.84

  A-4 Note Beginning Principal Balance                   $180,449,000.00
  A-4 Noteholders' Principal Carryover Shortfall
   (Previous Period)                                               $0.00
  A-4 Noteholders' Share of the Principal
   Distribution Amount                                              0.00%
  A-4 Noteholders' Principal Distributable Amount                  $0.00

  Principal Distribution Amount Remaining                  $1,077,709.84

  B Note Beginning Principal Balance                      $20,111,584.18
  B Noteholders' Principal Carryover Shortfall
   (Previous Period)                                               $0.00
  B Noteholders' Share of the Principal
   Distribution Amount                                              4.00%
  B Noteholders' Principal Distributable Amount            $1,077,709.84

  Principal Distribution Amount Remaining                          $0.00

  Certificate Beginning Principal Balance                 $10,938,000.00
  Certificateholders' Principal Carryover Shortfall
   (Previous Period)                                               $0.00
  Certificateholders' Share of the Principal
   Distribution Amount                                              0.00%
  Certificateholders' Principal Distributable Amount               $0.00

  Interest Accrued on Class A-1 Notes this period                  $0.00
  Noteholders' Interest Carryover Shortfall (Previous
   Period) applicable to A-1 Notes                                 $0.00
  Interest Due (in Arrears) on above Shortfall                     $0.00
  Noteholders' Interest Distributable Amount applicable
   to A-1 Notes                                                    $0.00

  Interest Accrued on Class A-2 Notes this period            $655,613.78
  Noteholders' Interest Carryover Shortfall (Previous
   Period) applicable to A-2 Notes                                 $0.00
  Interest Due (in Arrears) on above Shortfall                     $0.00
  Noteholders' Interest Distributable Amount applicable
   to A-2 Notes                                              $655,613.78

  Interest Accrued on Class A-3 Notes this period            $697,170.83
  Noteholders' Interest Carryover Shortfall (Previous
   Period) applicable to A-3 Notes                                 $0.00
  Interest Due (in Arrears) on above Shortfall                     $0.00
  Noteholders' Interest Distributable Amount applicable
   to A-3 Notes                                              $697,170.83

  Interest Accrued on Class A-4 Notes this period            $876,681.39
  Noteholders' Interest Carryover Shortfall (Previous
   Period) applicable to A-4 Notes                                 $0.00
  Interest Due (in Arrears) on above Shortfall                     $0.00
  Noteholders' Interest Distributable Amount applicable
   to A-4 Notes                                              $876,681.39

  Interest Accrued on Class A-1, A-2, A-3 and
   A-4 Notes this period                                   $2,229,466.00
  Offered Noteholders' Interest Carryover Shortfall
   (Previous Period)                                               $0.00
  Interest Due (in Arrears) on above Shortfall                     $0.00
  Offered Noteholders' Interest Distributable Amount       $2,229,466.00


  Interest Accrued on Class B Notes this period                                                                         $99,552.34
  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Noteholders' Interest Distributable Amount applicable to B Notes                                                      $99,552.34

  Interest Accrued on Certificates this period                                                                          $54,143.10
  Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
  Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
  Certificateholders' Interest Distributable Amount                                                                     $54,143.10

  3.  ALLOCATION OF DISTRIBUTION AMOUNTS

  a. Total Distribution Amount (TDA)                                                                                $30,491,399.68

  Administration Fee Shortfall (Previous Period)                                                                             $0.00
  Administration Fee Accrued during this Period                                                                            $166.67
  Administration Fee Paid this Period from TDA                                                                             $166.67
  Administration Fee Shortfall                                                                                               $0.00

  Total Distribution Amount Remaining                                                                               $30,491,233.01

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Interest Accrued on Class A-1 Notes this period                                                                            $0.00
  Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                    $0.00
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                             $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Interest Accrued on Class A-2 Notes this period                                                                      $655,613.78
  Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                              $655,613.78
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                             $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Interest Accrued on Class A-3 Notes this period                                                                      $697,170.83
  Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                              $697,170.83
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                             $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Interest Accrued on Class A-4 Notes this period                                                                      $876,681.39
  Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                              $876,681.39
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                             $0.00

  Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                  $2,229,466.00
  Offered Noteholders' Interest Paid this Period from TDA                                                            $2,229,466.00
  Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                   $0.00

  Total A Noteholders' Principal Carryover Shortfall                                                                         $0.00

  Total Distribution Amount Remaining                                                                               $28,261,767.01

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Interest Accrued on B Notes this period                                                                               $99,552.34
  Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                 $99,552.34
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                               $0.00

  Total Distribution Amount Remaining                                                                               $28,162,214.67

  A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
  A-1 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
  A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
  Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

  Total Distribution Amount Remaining                                                                               $28,162,214.67

  A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
  A-2 Noteholders' Monthly Principal Distributable Amount                                                           $25,865,036.18
  A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                     $25,865,036.18
  Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

  Total Distribution Amount Remaining                                                                                $2,297,178.49

  A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
  A-3 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
  A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
  Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

  Total Distribution Amount Remaining                                                                                $2,297,178.49

  A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
  A-4 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
  A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
  Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

  Total Distribution Amount Remaining                                                                                $2,297,178.49


  B Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
  B Noteholders' Monthly Principal Distributable Amount                                                              $1,077,709.84
  B Noteholders' Principal Distributable Amount Paid from TDA                                                        $1,077,709.84
  Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

  Total Excess Distribution Amount Remaining                                                                         $1,219,468.65

  4.  Reconciliation of Pre-Funding Account

  Beginning Pre-Funding Account Balance                                                                                      $0.00

  New Collateral Purchased                                                                                                   $0.00
  Deposit to Spread Account                                                                                                  $0.00
  Payment to Seller                                                                                                          $0.00
  Payment to Class A-1 after Funding is Complete                                                                             $0.00

  Ending Pre-Funding Account Balance                                                                                         $0.00

  Excess Pre-Funded Amount/(Payment to Sellers)                                                                              $0.00

  Adjusted Ending Pre-Funding Account Balance                                                                                $0.00

  5.  Reconciliation of Negative Carry Account

  Beginning Negative Carry Account Balance                                                                                   $0.00
  Negative Carry                                                                                                          3.209816%
  Number of Days Remaining                                                                                                   0 days

  Pre-Funded Percentage                                                                                                      0.000%
  Negative Carry Withdrawls                                                                                                  $0.00
  Cumulative Negative Carry Withdrawls                                                                               $4,595,626.41
  Maximum Negative Carry Amount                                                                                              $0.00
  Required Negative Carry Account Balance                                                                                    $0.00
  Interim Ending Negative Carry Account Balance                                                                              $0.00
  Negative Carry Amount Released to Seller                                                                                   $0.00

  Ending Negative Carry Account Balance                                                                                      $0.00

  6.  Distributions from Spread Account

  Beginning Spread Account Balance                                                                                  $12,499,977.37
  Deposit to Spread Account from Pre-Funding Account                                                                         $0.00
  Deposit to Spread Account from Excess Collections over Distributions                                               $1,219,468.65

  Distribution from Spread Account to Noteholders' Distr. Account                                                            $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                      $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                      $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                      $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                      $0.00

  Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
  Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
  Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
  Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                        $0.00
  Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

  Preliminary Spread Account Balance Remaining                                                                      $13,719,446.02

  Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                                         $51,129.80
  Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                                       NO
  12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                     $68,293.92
  Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?                              NO
  60 day or GREATER THAN Delinquent Scheduled Amounts                                                                  $701,622.03
  Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?                        NO
  Are any of the three conditions "YES"?                                                                     NO

  Preliminary A-1 Note Principal Balance (End of Period)                                                                     $0.00
  Preliminary A-2 Note Principal Balance (End of Period)                                                           $119,675,984.24
  Preliminary A-3 Note Principal Balance (End of Period)                                                           $145,750,000.00
  Preliminary A-4 Note Principal Balance (End of Period)                                                           $180,449,000.00
  Preliminary B Note Principal Balance (End of Period)                                                              $19,033,874.34
  Preliminary Total Principal Balance of Notes  (End of Period)                                                    $464,908,858.58
  Specified Spread Account Balance                                                                                   12,499,977.37
  Lesser of:
  (a) 2.00% of the Initial Pool Balance                                                                              12,499,977.37

  (b) the Note Balance                                                                                              464,908,858.58


  Preliminary Spread Account Balance Remaining                                                                      $13,719,446.02
  Preliminary Excess Amount in Spread Account                                                                        $1,219,468.65
  Preliminary Shortfall Amount in Spread Account                                                                             $0.00

  Deposit to Spread Account from Remaing Excess Distribution                                                                 $0.00

  Spread Account Excess                                                                                              $1,219,468.65

  Ending Spread Account Balance (after distributions)                                                               $12,499,977.37
  Net Change in Spread Account Balance                                                                                       $0.00

  Total Excess Distribution Amount Remaining                                                                         $1,219,468.65

  Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
  Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
  Interest Accrued on Certificates this period                                                                          $54,143.10
  Certificateholders' Interest Paid from Excess Distribution                                                            $54,143.10
  Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                              $0.00

  Total Excess Distribution Amount Remaining                                                                         $1,165,325.55

  Certificateholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
  Certificateholders' Principal Distributable Amount applicable to current period                                            $0.00
  Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                    $0.00
  Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                             $0.00

  Total Excess Distribution Amount Remaining                                                                         $1,165,325.55

  Servicing Fee Shortfall (Previous Period)                                                                                  $0.00
  Servicing Fees Accrued during this Period                                                                            $418,991.34
  Adjustment to Servicing Fee                                                                                                $0.00
  Adjustment to Excess Distribution Amount Remaining                                                                         $0.00
  Servicing Fees Paid this Period from Excess Distribution                                                             $418,991.34
  Servicing Fee Shortfall                                                                                                    $0.00

  Total Excess Distribution Amount Remaining                                                                           $746,334.22

  7.  ENDING BALANCES

  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                         $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                         $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                         $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                         $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                           $0.00
  A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
  A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
  A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
  A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
  B Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
  Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                         $0.00
  Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                        $0.00

  A-1 Note Principal Balance (End of Period)                                                                                 $0.00
  A-2 Note Principal Balance (End of Period)                                                                       $119,675,984.24
  A-3 Note Principal Balance (End of Period)                                                                       $145,750,000.00
  A-4 Note Principal Balance (End of Period)                                                                       $180,449,000.00
  B Note Principal Balance (End of Period)                                                                          $19,033,874.34
  Certificate Principal Balance (End of Period)                                                                     $10,938,000.00
  Total Principal Balance of Notes and Certificates (End of Period)                                                $475,846,858.58

  A-1 Note Pool Factor (End of Period)                                                                                   0.0000000
  A-2 Note Pool Factor (End of Period)                                                                                   0.6273970
  A-3 Note Pool Factor (End of Period)                                                                                   1.0000000
  A-4 Note Pool Factor (End of Period)                                                                                   1.0000000
  B Note Pool Factor (End of Period)                                                                                     0.7613550
  Certificate Pool Factor (End of Period)                                                                                1.0000000
  Total Notes & Certificates Pool Factor (End of Period)                                                                 0.7613550

  Specified Spread Account Balance (after all distributions and adjustments)                                        $12,499,977.37


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                            15-Dec-98

(1)  Amount of principal being paid on the Notes:

  (a)  A-1 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                               $0.00

  (b)   A-2 Notes:                                                                                                  $25,865,036.18
          per $1,000 original principal amount:                                                                            $135.60

  (c)   A-3 Notes:                                                                                                           $0.00
          per $1,000 original principal amount:                                                                              $0.00

  (d)   A-4 Notes:                                                                                                           $0.00
          per $1,000 original principal amount:                                                                              $0.00

  (e)   B Notes:                                                                                                     $1,077,709.84
          per $1,000 original principal amount:                                                                             $43.11

  (f)   Total                                                                                                       $26,942,746.02

(2) Interest on the Notes

  (a)  A-1 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                               $0.00

  (b)   A-2 Notes:                                                                                                     $655,613.78
          per $1,000 original principal amount:                                                                              $3.44

  (c)  A-3 Notes:                                                                                                      $697,170.83
         per $1,000 original principal amount:                                                                               $4.78

  (d)  A-4 Notes:                                                                                                      $876,681.39
         per $1,000 original principal amount:                                                                               $4.86

  (e)  B Notes:                                                                                                         $99,552.34
          per $1,000 original principal amount:                                                                              $3.98

  (f)   Total                                                                                                        $2,329,018.34

(3) Pool Balance at the end of the related Collection Period                                                       $475,846,858.58

(4)  After giving effect to distributions on current Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                                        $0.00
       (ii)  A-1 Note Pool Factor:                                                                                       0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                                                              $119,675,984.24
       (ii)  A-2 Note Pool Factor:                                                                                       0.6273970

  (c) (i)  outstanding principal amount of A-3 Notes:                                                              $145,750,000.00
       (ii)  A-3 Note Pool Factor:                                                                                       1.0000000

  (d) (i)  outstanding principal amount of A-4 Notes:                                                              $180,449,000.00
       (ii)  A-4 Note Pool Factor:                                                                                       1.0000000

  (e) (i)  outstanding principal amount of B Notes:                                                                 $19,033,874.34
       (ii)  B Note Pool Factor:                                                                                         0.7613550

  (f) (i)  Certificate Balance                                                                                      $10,938,000.00
       (ii)  Certificate Pool Factor:                                                                                    1.0000000

(5)  Amount of Servicing Fee:                                                                                          $418,991.34
       per $1,000 Beginning of Collection Period:                                                                       1.66081956

(6)  Amount of Administration Fee:                                                                                         $166.67
       per $1,000 Beginning of Collection Period:                                                                       0.00066064

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                             $5,691.16

(9)  Amount in Spread Account:                                                                                      $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                            15-Dec-98

(1)  Amount of principal being paid or distributed:

  (a)  A-1 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                               $0.00

  (b)  A-2 Notes:                                                                                                   $25,865,036.18
         per $1,000 original principal amount:                                                                             $135.60

  (c)  A-3 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                               $0.00

  (d)  A-4 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                               $0.00

  (e)  B Notes:                                                                                                      $1,077,709.84
         per $1,000 original principal amount:                                                                              $43.11

  (f)  Certificates:                                                                                                         $0.00
         per $1,000 original principal amount:                                                                               $0.00

  (g)  Total:                                                                                                       $26,942,746.02

(2)   Amount of interest being paid or distributed:

  (a)  A-1 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                               $0.00

  (b)  A-2 Notes:                                                                                                      $655,613.78
         per $1,000 original principal amount:                                                                               $3.44

  (c)  A-3 Notes:                                                                                                      $697,170.83
         per $1,000 original principal amount:                                                                               $4.78

  (d)  A-4 Notes:                                                                                                      $876,681.39
         per $1,000 original principal amount:                                                                               $4.86

  (e)  B Notes:                                                                                                         $99,552.34
         per $1,000 original principal amount:                                                                               $3.98

  (f)  Certificates:                                                                                                    $54,143.10
         per $1,000 original principal amount:                                                                               $4.95

  (g)  Total:                                                                                                        $2,383,161.44

(3)  Pool Balance at end of related Collection Period:                                                             $475,846,858.58

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                                        $0.00
       (ii)  A-1 Note Pool Factor:                                                                                       0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                                                              $119,675,984.24
       (ii)  A-2 Note Pool Factor:                                                                                       0.6273970

  (c) (i)  outstanding principal amount of A-3 Notes:                                                              $145,750,000.00
       (ii)  A-3 Note Pool Factor:                                                                                       1.0000000

  (d) (i)  outstanding principal amount of A-4 Notes:                                                              $180,449,000.00
       (ii)  A-4 Note Pool Factor:                                                                                       1.0000000

  (e) (i)  outstanding principal amount of B Notes:                                                                 $19,033,874.34
       (ii)  C Note Pool Factor:                                                                                         0.7613550

  (f) (i)  Certificate Balance                                                                                      $10,938,000.00
       (ii)  Certificate Pool Factor:                                                                                    1.0000000

(5)  Amount of Servicing Fee:                                                                                          $418,991.34
       per $1,000 Beginning of Collection Period:                                                                        1.6608196

(6)  Amount of Administration Fee:                                                                                         $166.67
       per $1,000 Beginning of Collection Period:                                                                        0.0006606

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                             $5,691.16

(9)  Amount in Spread Account:                                                                                      $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00


CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                                            15-Dec-98

(1)  Payment of Administration Fee to Administrator:                                                                       $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                    $2,329,018.34

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                           $26,942,746.02

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                        $54,143.10

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                             $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                             $418,991.34

(7) Release to Seller from Excess Collections over Distributions                                                       $746,334.22

Check for Error                                                                                                     NO ERROR
Sum of Above Distributions                                                                                          $30,491,399.68
Total Distribution Amount plus Releases to Seller                                                                   $30,491,399.68


CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                                            15-Dec-98
(1)  Total Distribution Amount:                                                                                     $30,491,399.68

(2)  Administration Fee:                                                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                     $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                      $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                               $655,613.78

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                      $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                               $697,170.83

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                      $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                               $876,681.39

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                     $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                 $99,552.34

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                       $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                            $2,329,018.34
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                             0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                       $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                      $25,865,036.18

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                            96.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                              $25,865,036.18

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                             0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                       $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                             0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                       $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                         $1,077,709.84

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                               4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                 $1,077,709.84

(34)  Noteholders' Principal Distribution Amount:                                                                   $26,942,746.02

(35)  Noteholders' Distributable Amount:                                                                            $29,271,764.36

(36)  Deposit to Spread Account (from excess collections):                                                           $1,219,468.65


(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                  $12,499,977.37
  The Lesser of:

  (a) 2.00% of the Initial Pool Balance                                                                             $12,499,977.37


  (b) the Note Balance                                                                                             $464,908,858.58

(38)  Spread Account Balance over the Specified Spread Account Balance:                                              $1,219,468.65

(39)  Certificateholders' Interest Distributable Amount:                                                                $54,143.10

(40)  Certificateholders' Interest Carryover Shortfall:                                                                      $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholders                          0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                                         $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                                     $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                                    $0.00

(45)  Certificateholders' Distributable Amount:                                                                         $54,143.10

(46)  Servicing Fee:                                                                                                   $418,991.34

(47)  Excess Amounts Distributed To Seller:
  (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                $746,334.22
  (b) Release of Excess Amount in Negative Carry Account                                                                     $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
  into the Note Distribution Account                                                                                         $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                 $502,789,604.60

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                       $0.00
           A-1 Note Pool Factor:                                                                                         0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                             $119,675,984.24
           A-2 Note Pool Factor:                                                                                         0.6273970

           Outstanding Principal Balance of A-3 Notes:                                                             $145,750,000.00
           A-3 Note Pool Factor:                                                                                         1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                             $180,449,000.00
           A-4 Note Pool Factor:                                                                                         1.0000000

           Outstanding Principal Balance of B Notes:                                                                $19,033,874.34
           B Note Pool Factor:                                                                                           0.7613550

           Outstanding Principal Balance of the Certificates:                                                       $10,938,000.00
           Certificate Pool Factor:                                                                                      1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                              $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                             $5,691.16

(53)  Spread Account Balance after giving effect to all distributions:                                              $12,499,977.37

                                                               17-Dec-98

Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1998-A

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1998-A is provided to Moody's for the following collection period.

          Pool Balance on                                                                                                06-Nov-98
                                                                                                                   $502,789,604.60
          Pool Balance on                                                                                                04-Dec-98
                                                                                                                   $475,846,858.58

          Realized Losses during collection period:                                                                      $5,691.16

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                                                                $701,622.03

          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection period:                                                               $0.00

Total Collections During the Collection Period:                                                                     $30,491,399.68

Sincerely,




Ralph Than
Case Credit Corporation

CASE EQUIPMENT LOAN TRUST 1998-A
SCHEDULED CASH FLOWS


                                     Payment Date
                                                         0
                                        03/15/98         1
                                        04/15/98         2
                                        05/15/98         3
                                        06/15/98         4
                                        07/15/98         5
                                        08/15/98         6
                                        09/15/98         7
                                        10/15/98         8
                                        11/15/98         9
                                        12/15/98        10
                                        01/15/99        11
                                        02/15/99        12
                                        03/15/99        13
                                        04/15/99        14
                                        05/15/99        15
                                        06/15/99        16
                                        07/15/99        17
                                        08/15/99        18
                                        09/15/99        19
                                        10/15/99        20
                                        11/15/99        21
                                        12/15/99        22
                                        01/15/00        23
                                        02/15/00        24
                                        03/15/00        25
                                        04/15/00        26
                                        05/15/00        27
                                        06/15/00        28
                                        07/15/00        29
                                        08/15/00        30
                                        09/15/00        31
                                        10/15/00        32
                                        11/15/00        33
                                        12/15/00        34
                                        01/15/01        35
                                        02/15/01        36
                                        03/15/01        37
                                        04/15/01        38
                                        05/15/01        39
                                        06/15/01        40
                                        07/15/01        41
                                        08/15/01        42
                                        09/15/01        43
                                        10/15/01        44
                                        11/15/01        45
                                        12/15/01        46
                                        01/15/02        47
                                        02/15/02        48
                                        03/15/02        49
                                        04/15/02        50
                                        05/15/02        51
                                        06/15/02        52
                                        07/15/02        53
                                        08/15/02        54
                                        09/15/02        55
                                        10/15/02        56
                                        11/15/02        57
                                        12/15/02        58
                                        01/15/03        59
                                        02/15/03        60
                                        03/15/03        61
                                        04/15/03        62
                                        05/15/03        63
                                        06/15/03        64
                                        07/15/03        65
                                        08/15/03        66
                                        09/15/03        67
                                        10/15/03        68
                                        11/15/03        69
                                        12/15/03        70
                                        01/15/04        71
                                        02/15/04        72
                                        03/15/04        73
                                                        74


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999  NPV Data Input Section
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002         Scheduled cash flows as of the indicated cutoff date
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003         Row 0 is total delinquent amount valued without
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005     discounting
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Prepared by  Sally Nelson  (414) 636-5637

                              04-Dec-98              04-Dec-98           04-Dec-98
                                Pool 1                 Pool 2              Pool 3
                      0        5,191,080.48        1,347,733.45          908,016.48
                      1       12,181,743.58        1,867,330.20        2,084,230.08
                      2        8,626,225.69        1,717,328.92        2,239,440.22
                      3        8,124,855.79        1,696,489.13        1,732,214.09
                      4       14,790,359.06        1,815,549.18        1,719,635.99
                      5       17,474,074.34        1,798,443.13        1,729,581.81
                      6       16,169,321.25        1,804,150.19        1,790,860.53
                      7       15,746,216.05        1,736,419.84        2,155,091.93
                      8       10,097,287.93        1,782,774.50        6,143,775.57
                      9        8,465,063.30        1,785,613.41        4,266,810.60
                     10        7,698,327.43        1,734,769.73        1,772,612.88
                     11        8,398,755.49        1,795,294.80        2,022,611.62
                     12        9,553,647.62        1,886,959.34        2,028,879.35
                     13       11,594,386.18        1,814,489.73        2,199,457.72
                     14        8,340,601.76        1,615,392.41        2,116,176.14
                     15        7,839,442.13        1,571,106.76        1,663,343.89
                     16       14,471,732.80        1,677,677.62        1,654,780.91
                     17       17,024,532.14        1,642,969.68        1,653,188.61
                     18       15,579,696.03        1,627,932.97        1,630,737.40
                     19       15,061,765.92        1,574,702.08        1,979,424.56
                     20        9,410,015.82        1,605,081.16        6,030,194.95
                     21        7,691,878.12        1,588,892.12        3,921,373.10
                     22        6,841,064.11        1,529,803.87        1,633,563.66
                     23        7,665,879.30        1,545,111.24        1,853,000.01
                     24        8,781,325.88        1,584,719.09        1,951,270.51
                     25       10,434,427.24        1,485,481.70        1,980,506.77
                     26        7,317,759.08        1,345,586.72        1,958,947.10
                     27        7,078,599.83        1,271,108.89        1,539,283.73
                     28       13,595,336.47        1,329,802.04        1,498,463.73
                     29       15,870,135.44        1,225,766.29        1,483,417.56
                     30       14,066,782.36        1,179,934.03        1,489,219.47
                     31       13,299,609.68        1,089,668.90        1,829,638.45
                     32        7,581,802.39        1,096,869.85        5,744,140.60
                     33        5,859,887.63        1,082,775.98        3,590,625.17
                     34        4,786,758.43        1,007,292.05        1,297,545.66
                     35        5,606,397.93          990,581.23        1,479,470.18
                     36        6,435,817.77        1,073,369.83        1,526,888.86
                     37        7,639,987.81          964,666.40        1,598,068.35
                     38        5,265,865.65          825,109.38        1,530,010.66
                     39        4,910,500.86          783,394.22        1,152,898.68
                     40        8,061,619.67          774,989.84        1,140,135.36
                     41       10,824,771.46          701,248.76        1,110,503.79
                     42        9,206,278.75          603,240.33        1,161,360.01
                     43        8,521,854.46          555,692.00        1,378,334.65
                     44        4,172,907.93          533,239.47        4,345,956.70
                     45        2,608,509.19          471,161.67        2,262,404.36
                     46        1,719,710.93          446,190.83          437,673.83
                     47        2,366,998.57          416,292.63          571,226.75
                     48        3,011,801.80          454,720.79          707,092.38
                     49        3,802,897.36          385,798.70          761,781.89
                     50        2,233,669.67          323,087.05          670,665.52
                     51        2,101,859.82          246,251.72          416,858.52
                     52        4,347,482.71          241,591.01          282,877.75
                     53        6,421,820.50          231,232.47          303,248.61
                     54        5,244,806.16          133,701.67          308,480.65
                     55        4,995,509.38           96,575.48          591,912.56
                     56        1,586,088.99           46,741.67        2,558,415.97
                     57          441,515.62           26,996.20        1,297,457.87
                     58          176,461.01           26,996.20           84,132.67
                     59          239,962.20           17,246.87          181,648.08
                     60          261,781.18           74,475.21          172,073.83
                     61          235,159.29            7,755.20          139,820.39
                     62           51,992.08            7,755.20           25,908.95
                     63           50,016.70            7,755.20            7,965.05
                     64          376,441.84            7,755.20            5,002.91
                     65          546,629.50           23,865.28            5,002.91
                     66          120,222.60                0.00            5,002.91
                     67          225,418.23                0.00           89,387.07
                     68            1,170.70                0.00           80,572.23
                     69                0.00                0.00            1,363.14
                     70                0.00                0.00            1,363.14
                     71                0.00                0.00                0.00
                     72                0.00                0.00                0.00
                     73                0.00                0.00                0.00
                     74                0.00                0.00                0.00

                              486,524,305.07       65,760,498.71      109,685,028.03

Total Time Balance of
  Scheduled Cash Flows




CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Prepared by  Sally Nelson  (414) 636-5637
Scheduled Payment Date                                                                                15-Dec-98
Actual Payment Date                                                                                   15-Dec-98
Collection Period Begin Date                                                                          06-Nov-98
Collection Period End Date                                                    31-Aug-98               04-Dec-98
Days in accrual period (30/360)                                                                              30
Days in accrual period (ACT/360)                                                                             29

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                      $18,353,352.88

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                               $0.00
    Government obligors                                                                                   $0.00
          Total Warranty Repurchases                                                                      $0.00

Total Collections For The Period                                                                 $18,353,352.88

 Pool Balance (Beg. of Collection Period)                                                       $579,445,153.17
 Pool Balance (End of Collection Period)                                                        $565,233,168.51

Total Receivables Collection                                                                     $18,353,352.88
Negative Carry Withdrawls                                                                                 $0.00
Yield Supplement Withdrawals                                                                              $0.00
Spread Account Withdrawals to Pay NoteHolders                                                             $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                   $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                         $118,423.88
Pre-Funding Account Reinvestment Income                                                                   $0.00

 Total Distribution Amount                                                                       $18,471,776.76

Miscellaneous Data

 Total Collateral
    Scheduled Amounts 30 - 59 days past due                                                       $1,826,109.62
    Scheduled Amounts 60 days or more past due                                                      $640,760.81
    Net Losses on Liquidated Receivables                                                                  $0.00
    Number of Loans at Beginning of Period                                                               20,000
    Number of Loans at End of Period                                                                     19,801
    Repossessed Equipment not Sold or Reassigned (Beginning)                                              $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                    $0.00

    Pre-Funding Account Reinvestment Income                                                               $0.00


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Actual Payment Date                                                                                     15-Dec-98
Collection Period Begin Date                                                                            06-Nov-98
Collection Period End Date                                                                              04-Dec-98

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)  $579,445,153.17
 A-1 Note Beginning Principal Balance                                                              $68,973,347.04
 A-2 Note Beginning Principal Balance                                                             $200,000,000.00
 A-3 Note Beginning Principal Balance                                                             $140,000,000.00
 A-4 Note Beginning Principal Balance                                                             $134,794,000.00
 B Note Beginning Principal Balance                                                                $23,177,806.13
 Deferred Purchase Price Beginning Principal Balance                                               $12,400,000.00
 Certificate Beginning Principal Balance                                                              $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)        $565,233,168.51
 A-1 Note Principal Balance (End of Period)                                                        $54,761,362.38
                             A-1 Note Pool Factor (End of Period)                                       0.4858780
 A-2 Note Principal Balance (End of Period)                                                       $200,000,000.00
                             A-2 Note Pool Factor (End of Period)                                       1.0000000
 A-3 Note Principal Balance (End of Period)                                                       $140,000,000.00
                             A-3 Note Pool Factor (End of Period)                                       1.0000000
 A-4 Note Principal Balance (End of Period)                                                       $134,794,000.00
                             A-4 Note Pool Factor (End of Period)                                       1.0000000
 B Note Principal Balance (End of Period)                                                          $23,177,806.13
                             B Note Pool Factor (End of Period)                                         0.9271122
 Deferred Purchase Price Principal Balance (End of Period)                                         $12,400,000.00
                             Deferred Purchase Price Pool Factor (End of Period)                        1.0000000
 Certificate Principal Balance (end of Period)                                                        $100,000.00
                             Certificate Pool Factor (end of Period)                                    1.0000000

COLLATERAL VALUE DECLINE                                                                           $14,211,984.66
 Pool Balance (Beg. of Collection Period)                                                         $579,445,153.17
 Pool Balance (End of Collection Period)                                                          $565,233,168.51

Total Distribution Amount (TDA)                                                                    $18,471,776.76
 Total Collections and Investment Income for the Period                                            $18,471,776.76
 Negative Carry Withdrawals                                                                                 $0.00
 Yield Supplement Withdrawals                                                                               $0.00

Principal Distribution Amount  (PDA)                                                               $14,211,984.66

Principal Allocation to Notes, Deferred Purchase Price and Certificates                            $14,211,984.66
 A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                   $14,211,984.66
 A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                            $0.00
 A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                            $0.00
 A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                            $0.00
 B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                              $0.00
 Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                     $0.00
 Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                        $0.00

Interest Distributable Amount                                                                       $2,782,471.93
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                   $311,563.15
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                   $950,000.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                   $677,833.33
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                   $664,983.73
 Noteholders' Interest Distributable Amount applicable to B Notes                                     $115,695.88
 Deferred Purchase Price Interest Distributable Amount                                                 $61,896.67
 Certificateholders'  Interest Distributable Amount                                                       $499.17

Spread Account
 Beginning Spread Account Balance                                                                  $12,499,916.99
 Deposit to Spread Account from Pre-Funding Account                                                         $0.00
 Deposit to Spread Account from Excess Collections over Distributions                               $1,539,549.34
 Distribution from Spread Account for Interest / Principal Shortfall                                        $0.00

 Specified Spread Account Balance                                                                  $12,499,916.99
 Ending Spread Account Balance (after distributions)                                               $12,499,916.99

Credit Enhancement                                                                                           2.21%
 Spread account % of Ending Pool Balance                                                                     2.21%
 Overcollateralization % of Ending Pool Balance                                                              0.00%

Scheduled Amounts 30 - 59 days past due                                                             $1,826,109.62
                             as % of Ending Pool Balance                                                     0.32%
Scheduled Amounts 60 days or more past due                                                            $640,760.81
                             as % of Ending Pool Balance                                                     0.11%
Net Losses on Liquidated Receivables                                                                        $0.00
                             as % of Ending Pool Balance                                                     0.00%



 PART III -- SERVICING CALCULATIONS                                                                             15-Dec-98

 1.  Sources and Uses of Collection Account Balance                                Pool 1            Pool 2              Pool 3


 Wtd. Avg. APR                                                                        8.559%              8.559%              8.668%
 Contract Value (Beg. of Collection Period), by origination pool            $426,262,767.01      $59,028,174.25      $94,154,211.91
 Contract Value  (End of Collection Period), by origination pool            $415,584,511.25      $57,183,106.35      $92,465,550.91
                                                                            ---------------      --------------      ---------------
 Contract Value Decline                                                      $10,678,255.76       $1,845,067.90       $1,688,661.00
                                                                                       2.51%               3.13%               1.79%
 Initial Pool Balance                                                       $624,995,849.39
 Pool Balance (End of Collection Period)                                    $565,233,168.51

 Collections and Investment Income for the period                            $18,471,776.76
 Negative Carry Withdrawls                                                            $0.00
 Yield Supplement Withdrawals                                                         $0.00

 Total Distribution Amount (TDA)                                             $18,471,776.76
 Principal Distribution Amount  (PDA)                                        $14,211,984.66

 Initial B Percentage                                                                 4.000%
 Unscheduled Principal (per pool)                                                     $0.00               $0.00               $0.00
 Total Unscheduled Principal                                                          $0.00

 2.  Calculation of Distributable Amounts

 Principal Distributable Amount                                               14,211,984.66

 A-1 Note Beginning Principal Balance                                        $68,973,347.04
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
 A-1 Noteholders' Share of the Principal Distribution Amount                         100.00%
 Preliminary A-1 Noteholders' Principal Distributable Amount
 (including One-Time Excess Prefund Acct. Pmt.)                              $14,211,984.66
 One-Time Excess Prefunding Account Payment                                           $0.00
 A-1 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                                             $14,211,984.66

 Principal Distributable Amount Remaining                                             $0.00

 A-2 Note Beginning Principal Balance                                       $200,000,000.00
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
 A-2 Noteholders' Share of the Principal Distribution Amount                           0.00%
 A-2 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                                                      $0.00

 Principal Distributable Amount Remaining                                             $0.00

 A-3 Note Beginning Principal Balance                                      $140,000,000.00
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                    $0.00
 A-3 Noteholders' Share of the Principal Distribution Amount                          0.00%
 A-3 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                                                     $0.00

 Principal Distributable Amount Remaining                                            $0.00

 A-4 Note Beginning Principal Balance                                      $134,794,000.00
 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                    $0.00
 A-4 Noteholders' Share of the Principal Distribution Amount                          0.00%
 A-4 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                                                     $0.00

 Principal Distributable Amount Remaining                                            $0.00

 B Note Beginning Principal Balance                                         $23,177,806.13
 B Noteholders' Principal Carryover Shortfall (Previous Period)                      $0.00
 B Noteholders' Share of the Principal Distribution Amount                            0.00%
 B Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                                                     $0.00

 Principal Distributable Amount Remaining                                            $0.00

 Deferred Purchase Price Beginning Principal Balance                        $12,400,000.00
 Deferred Purchase Price Principal Carryover Shortfall (Previous Period)             $0.00
 Deferred Purchase Price Share of the Principal Distribution Amount                   0.00%
 Deferred Purchase Price Principal Distributable Amount
 (including Carryover Shortfall)                                                     $0.00

 Certificate Purchase Price Beginning Principal Balance                         $100,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)                  $0.00
 Certificateholders' Share of the Principal Distribution Amount                        0.00%
 Certificateholders' Principal Distributable Amount
 (including Carryover Shortfall)                                                      $0.00

 Interest Accrued on Class A-1 Notes this period                                 $311,563.15
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                               $0.00
 Interest Due (in Arrears) on above Shortfall                                          $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes              $311,563.15

 Interest Accrued on Class A-2 Notes this period                                 $950,000.00
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                               $0.00
 Interest Due (in Arrears) on above Shortfall                                          $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes              $950,000.00

 Interest Accrued on Class A-3 Notes this period                                 $677,833.33
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-3 Notes                                                               $0.00
 Interest Due (in Arrears) on above Shortfall                                          $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes              $677,833.33

 Interest Accrued on Class A-4 Notes this period                                 $664,983.73
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-4 Notes                                                               $0.00
 Interest Due (in Arrears) on above Shortfall                                          $0.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes              $664,983.73

 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period             $2,604,380.21
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                   $0.00
 Interest Due (in Arrears) on above Shortfall                                          $0.00
 Offered Noteholders' Interest Distributable Amount                            $2,604,380.21

 Interest Accrued on Class B Notes this period                                   $115,695.88
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to B Notes                                                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                          $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                $115,695.88

 Interest Accrued on Deferred Purchase Price this period                          $61,896.67
 Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                $0.00
 Interest Due (in Arrears) on Above Shortfall                                          $0.00
 Deferred Purchase Price Interest Distributable Amount                            $61,896.67

 Interest Accrued on Certificates this period                                        $499.17
 Certificateholders' Interest Carryover Shortfall (Previous Period)                    $0.00
 Interest Due (in Arrears) on Above Shortfall                                          $0.00
 Certificateholders' Interest Distributable Amount                                   $499.17




 3.  Allocation of Distribution Amounts

 a. Total Distribution Amount (TDA)                                                  $18,471,776.76

 Administration Fee Shortfall (Previous Period)                                               $0.00
 Administration Fee Accrued during this Period                                              $166.67
 Administration Fee Paid this Period from TDA                                               $166.67
 Administration Fee Shortfall                                                                 $0.00

 Total Distribution Amount Remaining                                                 $18,471,610.09

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes          $0.00
 Interest Due (in Arrears) on above Shortfall                                                 $0.00
 Interest Accrued on Class A-1 Notes this period                                        $311,563.15
 Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                $311,563.15
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-1 Notes                                                                     $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes         $0.00
 Interest Due (in Arrears) on above Shortfall                                                $0.00
 Interest Accrued on Class A-2 Notes this period                                       $950,000.00
 Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA               $950,000.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-2 Notes                                                                     $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes         $0.00
 Interest Due (in Arrears) on above Shortfall                                                $0.00
 Interest Accrued on Class A-3 Notes this period                                       $677,833.33
 Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA               $677,833.33
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-3 Notes                                                                     $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes         $0.00
 Interest Due (in Arrears) on above Shortfall                                                $0.00
 Interest Accrued on Class A-4 Notes this period                                       $664,983.73
 Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA               $664,983.73
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-4 Notes                                                                     $0.00

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                $0.00
 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                   $2,604,380.21
 Offered Noteholders' Interest Paid this Period from TDA                             $2,604,380.21
 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                    $0.00

 Total Distribution Amount Remaining                                                $15,867,229.88

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes           $0.00
 Interest Due (in Arrears) on above Shortfall                                                $0.00
 Interest Accrued on B Notes this period                                               $115,695.88
 Noteholders' Interest applicable to B Notes Paid this Period from TDA                 $115,695.88
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to B Notes                                                                       $0.00

 Total Distribution Amount Remaining                                                $15,751,534.00

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                            $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                                     $14,211,984.66
 A-1 Noteholders' Principal Distributable Amount Paid from TDA                      $14,211,984.66
 Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00

 Total Distribution Amount Remaining                                                 $1,539,549.34

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                            $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                                              $0.00
 A-2 Noteholders' Principal Distributable Amount Paid from TDA                               $0.00
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00

 Total Distribution Amount Remaining                                                 $1,539,549.34

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                            $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                                              $0.00
 A-3 Noteholders' Principal Distributable Amount Paid from TDA                               $0.00
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00

 Total Distribution Amount Remaining                                                 $1,539,549.34

 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                            $0.00
 A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)      $0.00
 A-4 Noteholders' Principal Distributable Amount Paid from TDA                               $0.00
 Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00

 Total Distribution Amount Remaining                                                 $1,539,549.34

 B Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
 B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)        $0.00
 B Noteholders' Principal Distributable Amount Paid from TDA                                 $0.00
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00

 Total Excess Distribution Amount Remaining                                          $1,539,549.34

 4.  Reconciliation of Pre-Funding Account

 Beginning Pre-Funding Account Balance                                                       $0.00

 New Collateral Purchased                                                                    $0.00
 Deposit to Spread Account                                                                   $0.00
 Deposit to Yield Supplement Account                                                         $0.00
 Payment to Seller                                                                           $0.00
 Payment to Class A-1 after Funding is Complete                                              $0.00

 Ending Pre-Funding Account Balance                                                          $0.00

 Excess Pre-Funded Amount/(Payment to Sellers)                                               $0.00

 Adjusted Ending Pre-Funding Account Balance                                                 $0.00

 5.  Reconciliation of Negative Carry Account

 Beginning Negative Carry Account Balance                                                    $0.00
 Negative Carry                                                                           3.268374%
 Number of Days Remaining                                                                   60 days

 Pre-Funded Percentage                                                                       0.000%
 Negative Carry Withdrawls                                                                    $0.00
 Cumulative Negative Carry Withdrawls                                                   $300,471.65
 Maximum Negative Carry Amount                                                                $0.00
 Required Negative Carry Account Balance                                                      $0.00
 Interim Ending Negative Carry Account Balance                                                $0.00
 Negative Carry Amount Released to Seller                                                     $0.00

 Ending Negative Carry Account Balance                                                        $0.00


 6.  Reconcilation of Yield Supplement Account

 Beginning Yield Supplement Account Balance                                                                $2,245,332.87
 Deposit to Yield Supplement Account from Pre-Funding Account                                                      $0.00
 Receivables Percentage                                                                                           100.00%
 Withdrawal of Yield Supplement Amount                                                                             $0.00
 Maximum Yield Supplement Amount                                                                           $2,245,332.87
 Required Yield Supplement Amount                                                                          $2,245,332.87
 Interim Yield Supplement Account Balance                                                                  $2,245,332.87
 Yield Supplement Amount Released to Seller                                                                        $0.00

 Ending Yield Supplement Account Balance                                                                   $2,245,332.87

 7.  Distributions from Spread Account

 Beginning Spread Account Balance                                                                         $12,499,916.99
 Deposit to Spread Account from Pre-Funding Account                                                                $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                      $1,539,549.34

 Distribution from Spread Account to Noteholders' Distr. Account                                                   $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-1 Notes                                                                                           $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-2 Notes                                                                                           $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-3 Notes                                                                                            $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-4 Notes                                                                                            $0.00
 Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                        $0.00

 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to B Notes                                                                                             $0.00

 Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                       $0.00
 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00

 Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                       $0.00
 Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

 Preliminary Spread Account Balance Remaining                                                            $14,039,466.33

 Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                       $0.00
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                         NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                $0.00
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                NO
 60 day or > Delinquent Scheduled Amounts                                                                   $640,760.81
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                     NO
 Are any of the three conditions "YES"?                                            NO

 Preliminary A-1 Note Principal Balance (End of Period)                                                  $54,761,362.38
 Preliminary A-2 Note Principal Balance (End of Period)                                                 $200,000,000.00
 Preliminary A-3 Note Principal Balance (End of Period)                                                 $140,000,000.00
 Preliminary A-4 Note Principal Balance (End of Period)                                                 $134,794,000.00
 Preliminary B Note Principal Balance (End of Period)                                                    $23,177,806.13
 Preliminary Total Principal Balance of Notes  (End of Period)                                          $552,733,168.51

 Specified Spread Account Balance                                                                         12,499,916.99
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                                                    12,499,916.99

 (b) the Note Balance                                                                                    552,733,168.51

 Preliminary Spread Account Balance Remaining                                                            $14,039,466.33
 Preliminary Excess Amount in Spread Account                                                              $1,539,549.34
 Preliminary Shortfall Amount in Spread Account                                                                   $0.00

 Deposit to Spread Account from Remaing Excess Distribution                                                       $0.00

 Spread Account Excess                                                                                    $1,539,549.34

 Ending Spread Account Balance (after distributions)                                                     $12,499,916.99
 Net Change in Spread Account Balance                                                                             $0.00

 Total Excess Distribution Amount Remaining                                                               $1,539,549.34

 Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                           $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                     $0.00
 Interest Accrued on Deferred Purchase Price this period                                                     $61,896.67
 Deferred Purchase Price Interest Paid from Excess Distribution                                              $61,896.67
 Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                $0.00

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                               $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                     $0.00
 Interest Accrued on Certificates this period                                                                   $499.17
 Certificateholders' Interest Paid from Excess Distribution                                                     $499.17
 Certificateholders' Interest Carryover Shortfall (Current Period)                                                $0.00

 Total Excess Distribution Amount Remaining                                                               $1,477,153.50

 Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                          $0.00
 Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)            $0.00
 Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution      $0.00
 Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                               $0.00

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
 Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                $0.00
 Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution          $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                   $0.00

 Total Excess Distribution Amount Remaining                                                               $1,477,153.50

 Servicing Fee Shortfall (Previous Period)                                                                        $0.00
 Servicing Fees Accrued during this Period                                                                  $482,870.96
 Adjustment to Servicing Fee                                                                                      $0.00
 Adjustment to Excess Distribution Amount Remaining                                                               $0.00
 Servicing Fees Paid this Period from Excess Distribution                                                   $482,870.96
 Servicing Fee Shortfall                                                                                          $0.00

 Total Excess Distribution Amount Remaining                                                                 $994,282.54



 8.  Ending Balances

 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                          $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                          $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                          $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                          $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                            $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
 A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
 Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                      $0.00
 Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                     $0.00
 Certificateholders' Interest Carryover Shortfall  (Current Period)                                          $0.00
 Certificateholders' Principal Carryover Shortfall  (Current Period)                                         $0.00

 A-1 Note Principal Balance (End of Period)                                                         $54,761,362.38
 A-2 Note Principal Balance (End of Period)                                                        $200,000,000.00
 A-3 Note Principal Balance (End of Period)                                                        $140,000,000.00
 A-4 Note Principal Balance (End of Period)                                                        $134,794,000.00
 B Note Principal Balance (End of Period)                                                           $23,177,806.13
 Deferred Purchase Price Principal Balance (End of Period)                                          $12,400,000.00
 Certificate Principal Balance (end of Period)                                                         $100,000.00
 Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)        $565,233,168.51

 A-1 Note Pool Factor (End of Period)                                                                    0.4858780
 A-2 Note Pool Factor (End of Period)                                                                    1.0000000
 A-3 Note Pool Factor (End of Period)                                                                    1.0000000
 A-4 Note Pool Factor (End of Period)                                                                    1.0000000
 B Note Pool Factor (End of Period)                                                                      0.9271122
 Deferred Purchase Price Pool Factor (End of Period)                                                     1.0000000
 Certificate Pool Factor (endof Period)                                                                  1.0000000
 Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                         0.9043731

 Specified Spread Account Balance (after all distributions and adjustments)                         $12,499,916.99

 Yield Supplement Account Balance (after alldistributions and adjustment):                           $2,245,332.87


CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                       15-Dec-98

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                               $14,211,984.66
        per $1,000 original principal amount:                                                         $126.10

 (b)  A-2 Notes:                                                                                        $0.00
        per $1,000 original principal amount:                                                           $0.00

 (c)  A-3 Notes:                                                                                        $0.00
        per $1,000 original principal amount:                                                           $0.00

 (d)  A-4 Notes:                                                                                        $0.00
        per $1,000 original principal amount:                                                           $0.00

 (e)  B Notes:                                                                                          $0.00
        per $1,000 original principal amount:                                                           $0.00

 (f)  Deferred Purchase Price:                                                                          $0.00
        per $1,000 original principal amount:                                                           $0.00

 (g)  Certificates:                                                                                      0.00
        per $1,000 original principal amount:                                                           $0.00

 (h)  Total:                                                                                   $14,211,984.66

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                  $311,563.15
        per $1,000 original principal amount:                                                           $2.76

 (b)  A-2 Notes:                                                                                  $950,000.00
        per $1,000 original principal amount:                                                           $4.75

 (c)  A-3 Notes:                                                                                  $677,833.33
        per $1,000 original principal amount:                                                           $4.84

 (d)  A-4 Notes:                                                                                  $664,983.73
        per $1,000 original principal amount:                                                           $4.93

 (e)  B Notes:                                                                                    $115,695.88
        per $1,000 original principal amount:                                                           $4.63

 (f)  Deferred Purchase Price:                                                                     $61,896.67
        per $1,000 original principal amount:                                                           $4.99

 (g)  Certificates:                                                                                   $499.17
        per $1,000 original principal amount:                                                           $4.99

 (h)  Total:                                                                                    $2,782,471.93

(3)  Pool Balance at end of related Collection Period:                                        $565,233,168.51

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                           $54,761,362.38
      (ii)  A-1 Note Pool Factor:                                                                   0.4858780

 (b) (i)  outstanding principal amount of A-2 Notes:                                          $200,000,000.00
      (ii)  A-2 Note Pool Factor:                                                                   1.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                          $140,000,000.00
      (ii)  A-3 Note Pool Factor:                                                                   1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                          $134,794,000.00
      (ii)  A-4 Note Pool Factor:                                                                   1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                             $23,177,806.13
      (ii)  C Note Pool Factor:                                                                     0.9271122

 (f) (i)  Deferred Purchase Price Balance                                                      $12,400,000.00
      (ii)  Certificate Pool Factor:                                                                1.0000000

 (g) (i)  Certificate Balance                                                                      100,000.00
      (ii)  Certificate Pool Factor:                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                     $482,870.96
      per $1,000 Beginning of Collection Period:                                                    1.1328012

(6)  Amount of Administration Fee:                                                                    $166.67
      per $1,000 Beginning of Collection Period:                                                    0.0003910

(7)  Aggregate Purchase Amounts for Collection Period:                                                  $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                            $0.00

(9)  Amount in Spread Account:                                                                 $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                    $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                   NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                  $0.00

(13)  Amount in Yield Supplement Account:                                                        $2,245,332.87




CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                         15-Dec-98

(1)  Payment of Administration Fee to Administrator:                                                    $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                 $2,720,076.09

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                        $14,211,984.66

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                 $61,896.67

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                      $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                        $499.17

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                          $0.00

(8)  Payment of Servicing Fee to Servicer:                                                          $482,870.96

(9) Release to Seller from Excess Collections over Distributions                                    $994,282.54

Check for Error                                                                      NO ERROR
Sum of Above Distributions                                                           $18,471,776.76
Total Distribution Amount plus Releases to Seller                                    $18,471,776.76




CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                         15-Dec-98
(1)  Total Distribution Amount:                                                                    $18,471,776.76

(2)  Administration Fee:                                                                                  $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                              $311,563.15

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                     $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                              $950,000.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                     $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                              $677,833.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                     $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                              $664,983.73

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                    $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                               $115,695.88

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                      $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                           $2,720,076.09
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                     $14,211,984.66

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                          100.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                             $14,211,984.66

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                            0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                      $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                            0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                      $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                            0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                      $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                $0.00

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders              0.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                         $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                        $0.00

(34)  Noteholders' Principal Distribution Amount:                                                  $14,211,984.66

(35)  Noteholders' Distributable Amount:                                                           $16,932,060.75


(36)  Deposit to Spread Account (from excess collections):                                          $1,539,549.34

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                 $12,499,916.99
 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                             $12,499,916.99


 (b) the Note Balance                                                                             $552,733,168.51

(38)  Spread Account Balance over the Specified Spread Account Balance:                             $1,539,549.34

(39)  Deffered Purchase Price Interest Distribution Amount:                                            $61,896.67

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                 $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price    0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                    $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                     $61,896.67

(39)  Certificateholders' Interest Distribution Amount:                                                   $499.17

(40)  Certificateholders' Interest Carryover Shortfall:                                                     $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates               0.00%

(42) Certificates Principal Distributable Amount applicable to current period                               $0.00

(43)  Certificates Principal Carryover Shortfall:                                                           $0.00

(44)  Certificates Principal Distribution Amount:                                                           $0.00

(45)  Certificates Distribution Amount:                                                                   $499.17

(46)  Servicing Fee:                                                                                  $482,870.96




CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                    00-Jan-00

(47)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                         $994,282.54
 (b) Release of Excess Amount in Negative Carry Account                                                              $0.00
 (b) Release of Excess Amount in Yield Supplement Account                                                            $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                  $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                         $579,445,153.17

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                      $54,761,362.38
           A-1 Note Pool Factor:                                                                                 0.4858780

           Outstanding Principal Balance of A-2 Notes:                                                     $200,000,000.00
           A-2 Note Pool Factor:                                                                                 1.0000000

           Outstanding Principal Balance of A-3 Notes:                                                     $140,000,000.00
           A-3 Note Pool Factor:                                                                                 1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                     $134,794,000.00
           A-4 Note Pool Factor:                                                                                 1.0000000

           Outstanding Principal Balance of B Notes:                                                        $23,177,806.13
           B Note Pool Factor:                                                                                   0.9271122

           Outstanding Principal Balance of the Deferred Purchase Price:                                    $12,400,000.00
           Deferred Purchase Price Pool Factor:                                                                  1.0000000

           Outstanding Principal Balance of the Certificates:                                                   100,000.00
           Certificate Pool Factor:                                                                        1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                      $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                         $0.00

(53)  Spread Account Balance after giving effect to all distributions:                                      $12,499,916.99


                                                                  17-Dec-98


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1998-B

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1998-B is provided to Moody's for the following collection period.

          Pool Balance on                                                                                    06-Nov-98
                                                                                                       $579,445,153.17
          Pool Balance on                                                                                    04-Dec-98
                                                                                                       $565,233,168.51

          Realized Losses during collection period:                                                              $0.00

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                                                    $640,760.81

          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection period:                                                   $0.00

Total Collections During the Collection Period:                                                         $18,471,776.76

Sincerely,




Ralph Than
Case Credit Corporation



Case Equipment Loan Trust 1998-B
Scheduled Cash Flows

                                                                                    Pool 3
                                                                                    End of Period
                                      Payment Date                                  Scheduled CV


                                                                                  0           99,764,978.75
                                                                   03/15/98       1           97,707,635.73
                                                                   04/15/98       2           97,707,635.73
                                                                   05/15/98       3           96,420,683.04
                                                                   06/15/98       4           95,123,469.93
                                                                   07/15/98       5           93,655,088.60
                                                                   08/15/98       6           92,019,551.90
                                                                   09/15/98       7           90,896,416.50
                                                                   10/15/98       8           89,764,429.26
                                                                   11/15/98       9           88,614,319.49
                                                                   12/15/98      10           87,388,864.18
                                                                   01/15/99      11           85,783,452.67
                                                                   02/15/99      12           80,035,104.67
                                                                   03/15/99      13           76,219,616.55
                                                                   04/15/99      14           74,918,310.39
                                                                   05/15/99      15           73,316,201.94
                                                                   06/15/99      16           71,752,725.30
                                                                   07/15/99      17           70,003,202.97
                                                                   08/15/99      18           68,319,278.08
                                                                   09/15/99      19           67,092,672.93
                                                                   10/15/99      20           65,852,208.05
                                                                   11/15/99      21           64,604,241.03
                                                                   12/15/99      22           63,362,135.77
                                                                   01/15/00      23           61,756,989.16
                                                                   02/15/00      24           55,954,054.50
                                                                   03/15/00      25           52,328,293.71
                                                                   04/15/00      26           50,998,100.23
                                                                   05/15/00      27           49,396,688.76
                                                                   06/15/00      28           47,742,181.40
                                                                   07/15/00      29           46,039,460.21
                                                                   08/15/00      30           44,337,323.42
                                                                   09/15/00      31           43,062,581.39
                                                                   10/15/00      32           41,805,388.68
                                                                   11/15/00      33           40,556,522.77
                                                                   12/15/00      34           39,284,337.39
                                                                   01/15/01      35           37,656,250.04
                                                                   02/15/01      36           31,997,543.08
                                                                   03/15/01      37           28,525,231.20
                                                                   04/15/01      38           27,353,835.01
                                                                   05/15/01      39           25,970,516.92
                                                                   06/15/01      40           24,572,324.71
                                                                   07/15/01      41           23,088,366.24
                                                                   08/15/01      42           21,672,935.08
                                                                   09/15/01      43           20,624,160.79
                                                                   10/15/01      44           19,571,619.69
                                                                   11/15/01      45           18,536,441.86
                                                                   12/15/01      46           17,441,933.42
                                                                   01/15/02      47           16,121,144.73
                                                                   02/15/02      48           11,647,487.65
                                                                   03/15/02      49            9,395,183.82
                                                                   04/15/02      50            9,007,594.95
                                                                   05/15/02      51            8,457,585.06
                                                                   06/15/02      52            7,828,516.28
                                                                   07/15/02      53            7,103,497.17
                                                                   08/15/02      54            6,477,383.90
                                                                   09/15/02      55            6,099,553.28
                                                                   10/15/02      56            5,849,212.94
                                                                   11/15/02      57            5,580,773.62
                                                                   12/15/02      58            5,307,198.99
                                                                   01/15/03      59            4,735,566.34
                                                                   02/15/03      60            2,105,482.28
                                                                   03/15/03      61              773,292.73
                                                                   04/15/03      62              689,431.03
                                                                   05/15/03      63              500,583.52
                                                                   06/15/03      64              347,688.88
                                                                   07/15/03      65              210,379.96
                                                                   08/15/03      66              185,990.66
                                                                   09/15/03      67              179,369.08
                                                                   10/15/03      68              175,661.81
                                                                   11/15/03      69              171,927.77
                                                                   12/15/03      70              168,166.75
                                                                   01/15/04      71                    0.00
                                                                   02/15/04      72                    0.00
                                                                   03/15/04      73                    0.00
                                                                                 74                    0.00